UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21931

Name of Fund: BlackRock Real Asset Equity Trust (BCF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Real Asset Equity Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2011

Date of reporting period: 04/30/2011

Item 1	–	Report to Stockholders

April 30, 2011

Semi-Annual Report (Unaudited)

▶	BlackRock Equity Dividend Trust (BDV)
▶	BlackRock Enhanced Equity Dividend Trust (BDJ)
▶	BlackRock Strategic Equity Dividend Trust (BDT)
▶	BlackRock EcoSolutions Investment Trust (BQR)
▶	BlackRock Energy and Resources Trust (BGR)
▶	BlackRock Global Opportunities Equity Trust (BOE)
▶	BlackRock Health Sciences Trust (BME)
▶	BlackRock International Growth and Income Trust (BGY)
▶	BlackRock Real Asset Equity Trust (BCF)
▶	BlackRock Resources & Commodities Strategy Trust (BCX)
▶	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

Not FDIC Insured • No Bank Guaranteed • May Lose Value

Section 19(b) Disclosure

BlackRock Equity Dividend Trust (BDV) (formerly known as BlackRock Dividend AchieversTM Trust), BlackRock Enhanced Equity Dividend Trust (BDJ) (formerly known as BlackRock Enhanced Dividend AchieversTM Trust), BlackRock Strategic Equity Dividend Trust (BDT) (formerly known as BlackRock Strategic Dividend AchieversTM Trust), BlackRock EcoSolutions Investment Trust (BQR), BlackRock Energy and Resources Trust (BGR), BlackRock Global Opportunities Equity Trust (BOE), BlackRock Health Sciences Trust (BME), BlackRock International Growth and Income Trust (BGY), BlackRock Real Asset Equity Trust (BCF), BlackRock Resources & Commodities Strategy Trust (BCX) and BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (collectively, the “Trusts”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a quarterly basis:

Exchange Symbol	Amount Per Common Share
BDV	$0.162500
BDJ	$0.170000
BDT	$0.162500
BQR	$0.235000
BGR	$0.405000
BOE	$0.568750
BME	$0.384375
BGY	$0.340000
BCF	$0.271800
BCX	$0.350000
BQY	$0.250000

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

Please refer to the Additional Information for a cumulative summary of the Section 19(a) notices for each Trust’s current fiscal period. Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

2	SEMI-ANNUAL REPORT	APRIL 30, 2011

Dear Shareholder

Time and again, we have seen how various global events and developing trends can have significant influence on financial markets. I hope you find that the following review of recent market conditions provides additional perspective on the performance of your investments as you read this shareholder report.

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crisis in Europe and high inflation in developing markets that troubled the global economy in 2010 remain challenges today, overall investor confidence has improved considerably. During the first four months of 2011, that confidence was shaken by political turmoil in the Middle East/North Africa region, soaring prices of oil and other commodities, tremendous natural disasters in Japan and a change in the ratings outlook for US debt. However, strong corporate earnings prevailed and financial markets resumed their course while the global economy continued to garner strength.

Equity markets experienced uneven growth and high volatility in 2010, but ended the year with gains. Following a strong start to 2011, the series of confidence-shaking events brought spurts of heightened volatility to markets worldwide, but was not enough to derail the bull market. Overall, global equities posted strong returns over the past 12 months. Emerging market equities, which had outperformed developed markets earlier in the period, fell prey to heightened inflationary pressures and underperformed developed markets later in the period. In the United States, strong corporate earnings and positive signals from the labor market were sources of encouragement for equity investors, although the housing market did not budge from its slump. Early in 2011, the US Federal Reserve announced that it would continue its Treasury purchase program (“QE2”) through to completion and keep interest rates low for an extended period. This compelled investors to continue buying riskier assets, furthering the trend of small cap stocks outperforming large caps.

While fixed income markets saw yields trend lower (pushing bond prices higher) through most of 2010, the abrupt reversal in investor sentiment and risk tolerance in the fourth quarter drove yields sharply upward. Global credit markets were surprisingly resilient in the face of recent headwinds and yields regained relative stability as the period came to a close. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets. The tax-exempt municipal market enjoyed a powerful rally during the period of low yields in 2010, but when that trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would not be extended. Meanwhile, municipal finance troubles raised credit concerns among investors and tax-exempt mutual funds experienced heavy outflows, resulting in wider spreads and falling prices. The new year brought relief from these headwinds and a steady rebound in the tax-exempt municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Risk Assets Rallied on Growing Investor Confidence: Total Returns as of April 30, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	16.36%	17.22%
US small cap equities (Russell 2000 Index)	23.73	22.20
International equities (MSCI Europe, Australasia, Far East Index)	12.71	19.18
Emerging market equities (MSCI Emerging Markets Index)	9.74	20.67
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.85)	6.37
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.02	5.36
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(1.68)	2.20
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.18	13.32

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm that delivers consistent long-term investment results with fewer surprises. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of April 30, 2011	BlackRock Equity Dividend Trust

Trust Overview

Effective May 9, 2011, BlackRock Dividend AchieversTM Trust changed its name to BlackRock Equity Dividend Trust.

BlackRock Equity Dividend Trust’s (BDV) (the “Trust”) investment objective is to provide total return through a combination of current income, capital gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

The Board approved a change to the Trust’s non-fundamental investment policies during the period. Please refer to page 123 in the Additional Information section.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 9.66% based on market price and 13.61% based on net asset value (“NAV”). For the same period, the benchmark Indxis Broad Dividend Achievers Index (“Dividend Achievers Index”) returned 14.53% and the broader market, as measured by the Russell 1000 Index and the Russell 1000 Value Index, returned 17.12% and 17.29%, respectively. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the Dividend Achievers Index.

What factors influenced performance?

•

The Trust’s overweight position and strong stock selection in energy were the largest contributors to performance during the six-month period. Overweight positions in the major integrated oil & gas companies as well as select oil services names proved additive amid rising crude prices and improving refining margins. Stock selection and an underweight in financials also added to performance. Our preference for the larger diversified banks and insurance companies aided performance, led by strong returns from JPMorgan Chase & Co. Stock selection in gas utilities and an underweight in the overall utilities sector added to returns.

•

Stock selection in the industrials sector was the largest detractor from relative performance during the period, as large-cap holdings in aerospace & defense rallied less sharply than benchmark holdings in machinery and commercial services. Stock selection in consumer discretionary also hurt relative performance, led by Target Corp., which posted modestly negative absolute returns during the six-month period. Stock selection in telecommunication services also detracted from relative returns.

Describe recent portfolio activity.

•

Relatively few changes were made to the portfolio during the six-month period. Pursuant to the changes announced on May 9, 2011, Indxis Inc.’s Dividend Achievers will no longer be used as the sole investment universe. Instead, the Trust will alter its investment guidelines to investing across the broader spectrum of dividend-paying equities.

Describe Trust positioning at period end.

•

Consistent with the Trust’s long-term objective, the portfolio is positioned to continue to generate current income while producing market-equivalent or better total returns from a portfolio of higher-quality stocks. We continue to see growing measures of strength and stability in the fundamentals of our companies, and believe that our relative positioning in the large-cap space will continue to improve. Underneath the aggregate characteristics and structure of the market, we have seen a clear segmentation of equity returns by beta (sensitivity to market volatility), which we believe is in the process of de-segmenting. It is our view that market leadership will ultimately rest in the hands of large-cap companies that have proven, time and again, that they can reduce costs, increase efficiencies and sustain healthy earnings through market peaks and troughs. Though macroeconomic headwinds and geopolitical risks remained in the headlines for most of the period, the large-cap segment proved resilient and our companies continued to report meaningful levels of growth. Our current sector allocation reflects a higher level of confidence in the global economy, a belief that emerging markets will continue to be an integral part of a wider recovery and the expectation that dividend growth will be an important part of an equity investor’s total return for 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Equity Dividend Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BDV
Initial Offering Date	December 23, 2003
Yield on Closing Market Price as of April 30, 2011 ($10.50)[1]	6.19%
Current Quarterly Distribution per Common Share[2]	$0.1625
Current Annualized Distribution per Common Share[2]	$0.6500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$10.50	$9.88	6.28%	$10.77	$9.56
Net Asset Value	$11.01	$10.00	10.10%	$11.01	$9.94

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
International Business Machines Corp.	5%
Chevron Corp.	4
Caterpillar, Inc.	4
Exxon Mobil Corp.	4
AT&T Inc.	3
Johnson & Johnson	3
McDonald’s Corp.	3
Abbott Laboratories	3
Procter & Gamble Co. (The)	3
Coca-Cola Co. (The)	3

Sector Allocations

	4/30/11	10/31/10
Consumer Staples	20%	21%
Industrials	15	14
Energy	13	11
Health Care	11	12
Utilities	9	9
Consumer Discretionary	8	8
Financials	7	7
Information Technology	6	6
Materials	6	6
Telecommunication Services	5	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2011	5

Trust Summary as of April 30, 2011	BlackRock Enhanced Equity Dividend Trust

Trust Overview

Effective May 9, 2011, BlackRock Enhanced Dividend AchieversTM Trust changed its name to BlackRock Enhanced Equity Dividend Trust.

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to enhance dividend yield. The Trust invests, under normal market conditions, at least 80% of its assets in common stocks that are dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

The Board approved a change to the Trust’s non-fundamental investment policies during the period. Please refer to page 123 in the Additional Information section.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 4.12% based on market price and 10.85% based on NAV. For the same period, the benchmark Dividend Achievers Index returned 14.53% and the broader market, as measured by the Russell 1000 Index and the Russell 1000 Value Index, returned 17.12% and 17.29%, respectively. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the Dividend Achievers Index.

What factors influenced performance?

•

The Trust’s overweight position and strong stock selection in energy were the largest contributors to performance during the six-month period. Stock selection and an underweight in financials also added to returns, as did stock selection and an underweight in utilities.

•

Stock selection in the industrials sector was the primary cause of the Trust’s underperformance relative to the benchmark. Stock selection in consumer discretionary and telecommunication services also hampered performance.

Describe recent portfolio activity.

•

Relatively few changes were made to the portfolio during the six-month period. Pursuant to the changes announced on May 9, 2011, Indxis Inc.’s Dividend Achievers will no longer be used as the sole investment universe. Instead, the Trust will alter its investment guidelines to investing across the broader spectrum of dividend-paying equities.

Describe Trust positioning at period end.

•

Consistent with the Trust’s long-term objective, the portfolio is positioned to continue to generate current income while producing market- equivalent or better total returns from a portfolio of higher-quality stocks. We continue to see growing measures of strength and stability in the fundamentals of our companies, and believe that our relative positioning in the large-cap space will continue to improve. Underneath the aggregate characteristics and structure of the market, we have seen a clear segmentation of equity returns by beta (sensitivity to market volatility), which we believe is in the process of de-segmenting. It is our view that market leadership will ultimately rest in the hands of large-cap companies that have proven, time and again, that they can reduce costs, increase efficiencies and sustain healthy earnings through market peaks and troughs. Though macroeconomic headwinds and geopolitical risks remained in the headlines for most of the period, the large-cap segment proved resilient and our companies continued to report meaningful levels of growth. Our current sector allocation reflects a higher level of confidence in the global economy, a belief that emerging markets will continue to be an integral part of a wider recovery and the expectation that dividend growth will be an important part of an equity investor’s total return for 2011.

•

On June 1, 2011, the Trust announced the reduction of its quarterly distribution per common share effective with its declaration that day. This dividend reduction takes into account the Trust’s relatively high current distribution level, the current level of the Trust’s net assets and current and projected levels of dividend income, option premiums and volatility in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Enhanced Equity Dividend Trust

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Yield on Closing Market Price as of April 30, 2011 ($8.84)[1]	11.09%
Current Quarterly Distribution per Common Share[2]	$0.245
Current Annualized Distribution per Common Share[2]	$0.980

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

The Quarterly Distribution per Common Share, declared on June 1, 2011, was decreased to $0.1700 per share. The yield on Closing Market Price, Current Quarterly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$8.84	$8.99	(1.67)%	$9.28	$8.14
Net Asset Value	$8.71	$8.32	4.69%	$8.71	$8.12

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
International Business Machines Corp.	5%
Chevron Corp.	4
Exxon Mobil Corp.	4
Johnson & Johnson	3
AT&T Inc.	3
Caterpillar, Inc.	3
Procter & Gamble Co. (The)	3
Abbott Laboratories	3
McDonald’s Corp.	3
Coca-Cola Co. (The)	3

Sector Allocations

	4/30/11	10/31/10
Consumer Staples	21%	21%
Industrials	14	14
Energy	12	11
Health Care	11	12
Utilities	9	9
Consumer Discretionary	8	8
Financials	7	7
Information Technology	6	6
Materials	6	6
Telecommunication Services	6	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2011	7

Trust Summary as of April 30, 2011	BlackRock Strategic Equity Dividend Trust

Trust Overview

Effective May 9, 2011, BlackRock Strategic Dividend AchieversTM Trust changed its name to BlackRock Strategic Equity Dividend Trust.

BlackRock Strategic Equity Dividend Trust’s (BDT) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing in dividend paying securities and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets invested in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

The Board approved a change to the Trust’s non-fundamental investment policies during the period. Please refer to page 123 in the Additional Information section.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 13.46% based on market price and 13.92% based on NAV. For the same period, the benchmark Dividend Achievers Index returned 14.53% and the broader market, as measured by the Russell 1000 Index and the Russell 1000 Value Index, returned 17.12% and 17.29%, respectively. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the Dividend Achievers Index.

What factors influenced performance?

•

Strong stock selection in the consumer discretionary sector was the largest contributor to performance during the six-month period. The Trust’s underweight position and positive stock selection in health care also boosted performance. An underweight and stock selection in consumer staples also added to returns.

•

Conversely, stock selection in energy was the largest detractor from relative performance. Stock selection and an underweight in information technology (IT) also hampered relative returns, as did stock selection in materials.

Describe recent portfolio activity.

•

Relatively few changes were made to the portfolio during the six-month period. Pursuant to the changes announced on May 9, 2011, Indxis Inc.’s Dividend Achievers will no longer be used as the sole investment universe. Instead, the Trust will alter its investment guidelines to investing across the broader spectrum of dividend-paying equities.

Describe Trust positioning at period end.

•

Consistent with the Trust’s long-term objective, the portfolio is positioned to continue to generate current income while producing market- equivalent or better total returns from a portfolio of higher-quality stocks. We continue to see growing measures of strength and stability in the fundamentals of our companies. Though macroeconomic headwinds and geopolitical risks remained in the headlines for most of the period, our companies continued to report meaningful levels of growth. Our current sector allocation reflects a higher level of confidence in the global economy, a belief that emerging markets will continue to be an integral part of a wider recovery and the expectation that dividend growth will be an important part of an equity investor’s total return for 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Strategic Equity Dividend Trust

Trust Information

Symbol on NYSE	BDT
Initial Offering Date	March 30, 2004
Yield on Closing Market Price as of April 30, 2011 ($10.99)[1]	5.91%
Current Quarterly Distribution per Common Share[2]	$0.1625
Current Annualized Distribution per Common Share[2]	$0.6500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$10.99	$9.98	10.12%	$11.00	$9.90
Net Asset Value	$12.24	$11.07	10.57%	$12.24	$11.05

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Hormel Foods Corp.	3%
Stanley Black & Decker, Inc.	2
Polaris Industries, Inc.	2
NSTAR	2
Roper Industries, Inc.	2
Pentair, Inc.	2
Cincinnati Financial Corp.	2
Northeast Utilities	2
Cullen/Frost Bankers, Inc.	2
Eaton Vance Corp.	2

Sector Allocations

	4/30/11	10/31/10
Financials	27%	29%
Utilities	23	23
Industrials	17	17
Consumer Discretionary	10	9
Consumer Staples	9	9
Materials	6	6
Information Technology	3	3
Health Care	3	2
Telecommunication Services	1	1
Energy	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2011	9

Trust Summary as of April 30, 2011	BlackRock EcoSolutions Investment Trust

Trust Overview

BlackRock EcoSolutions Investment Trust’s (BQR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy (e.g., products, technologies and services connected to the efficient use of energy or the provision or manufacture of alternative forms of energy), Water Resources and Agriculture business segments. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 11.11% based on market price and 9.97% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 15.73% based on market price and 16.00% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Seven of the 10 top-performing positions in the portfolio were in agriculture. For most of the six-month period, grains enjoyed significant price strength; the Trust was able to benefit from positive grain price momentum as well as farming’s improving economics as many of the sleeve’s holdings supply farming inputs. Some of the Trust’s holdings in water utilities also contributed strongly to performance. These results were buoyed by investor demand for defensive stocks, improving fundamentals and, in the case of US-based stocks such as American Water and Aqua America, more positive regulatory momentum.

•

The outlook for new energy is much improved, and many of the sleeve’s holdings were positive contributors. However, for stock-specific reasons, two of the main detractors from the overall performance of the Trust were new energy holdings: a wind turbine manufacturer reported that orders from its largest customer had been postponed, and a smart metering company issued some cautious guidance for 2011 which led to some share price weakness.

Describe recent portfolio activity.

•

During the six-month period, the Trust closed its position in a US-listed Chinese water company Duoyuan Global Water. We also reduced the Trust’s exposure to renewable energy stocks, namely wind and solar companies. The proceeds were reinvested in the energy efficiency space.

Describe Trust positioning at period end.

•	At period end, the Trust held 34% in the water sleeve, 43% in the agriculture sleeve and 23% the new energy sleeve.

•

On June 1, 2011, the Trust announced the reduction of its quarterly distribution per common share effective with its declaration that day. This dividend reduction takes into account the Trust’s relatively high current distribution level, the current level of the Trust’s net assets and current and projected levels of dividend income, option premiums and volatility in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	APRIL 30, 2011

Trust Information	BlackRock EcoSolutions Investment Trust

Symbol on NYSE	BQR
Initial Offering Date	September 28, 2007
Yield on Closing Market Price as of April 30, 2011 ($12.31)[1]	9.75%
Current Quarterly Distribution per Common Share[2]	$0.30
Current Annualized Distribution per Common Share[2]	$1.20

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

The Quarterly Distribution per Common Share, declared on June 1, 2011, was decreased to $0.2350 per share. The yield on Closing Market Price, Current Quarterly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$12.31	$11.69	5.30%	$12.66	$10.07
Net Asset Value	$11.10	$10.65	4.23%	$11.16	$10.29

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Syngenta AG	3%
BrasilAgro - Companhia Brasileira de Propriedades AG	3
Johnson Matthey Plc	3
Agrium, Inc.	3
Potash Corp. of Saskatchewan, Inc.	2
Monsanto Co.	2
Sao Martinho SA	2
Mosaic Co. (The)	2
Severn Trent Plc	2
Cia de Saneamento de Minas Gerais-COPASA.	2

Industry Allocations

	4/30/11	10/31/10
Chemicals	27%	27%
Water Utilities	23	23
Food Products	14	14
Machinery	9	8
Electrical Equipment	3	6
Electric Utilities	3	3
Independent Power Producers & Energy Traders	3	2
Real Estate Investment Trusts (REITs)	3	3
Electronic Equipment, Instruments, & Components	2	3
Commercial Services & Supplies	2	2
Oil, Gas & Consumable Fuels	2	2
Multi-Utilities	2	2
Semiconductors & Semiconductor Equipment	2	–
Construction & Engineering	2	2
Other[3]	3	3

[3]

Other includes a 1% holding or less in each of the following industries; for 4/30/11, Auto Components, Building Products, Industrial Conglomerates, Paper & Forest Products, Road & Rail and for 10/31/10, Road & Rail, Auto Components and Paper & Forest Products.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2011	11

Trust Summary as of April 30, 2011	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 27.31% based on market price and 30.52% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 15.73% based on market price and 16.00% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Overall, performance benefited from a favorable market environment for natural resources-related equities in a rising commodity price environment; almost all areas of exposure to this segment contributed to strong absolute and relative performance during the six-month period. Energy stocks were particularly strong as oil prices climbed to more than $100/barrel. The Trust’s emphasis on oil and coal producers was the key driver of outperformance.

•	Stock selection in the energy equipment & services segment was the largest detractor, driven by underweight positions in Baker Hughes and Halliburton, two particularly strong names during the period.

Describe recent portfolio activity.

•

During the six-month period, portfolio positioning remained largely unchanged. The management team opportunistically added to select natural gas-oriented stocks as the group had lagged their more oil-oriented peers.

Describe Trust positioning at period end.

•

Despite recent gains, we remain content with overall positioning as we continue to favor upstream producers of coal and oil; more recently, we added to natural gas producers as this segment has lagged the broad sector. We remain modestly underweight within oil & gas drilling and oil & gas equipment & services and significantly underweight in major integrated oil companies, refiners and downstream-oriented companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Energy and Resources Trust

Trust Information

Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Yield on Closing Market Price as of April 30, 2011 ($31.44)[1]	5.15%
Current Quarterly Distribution per Common Share[2]	$0.405
Current Annualized Distribution per Common Share[2]	$1.620

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$31.44	$25.36	23.97%	$32.13	$25.22
Net Asset Value	$32.88	$25.87	27.10%	$32.98	$25.87

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Petrohawk Energy Corp.	7%
Massey Energy Co.	5
Whiting Petroleum Corp.	5
Occidental Petroleum Corp.	4
EOG Resources, Inc.	4
Peabody Energy Corp.	3
Anadarko Petroleum Corp.	3
National Oilwell Varco, Inc.	3
Apache Corp.	3
Halliburton Co.	3

Industry Allocations

	4/30/11	10/31/10
Oil, Gas & Consumable Fuels	80%	74%
Energy Equipment & Services	16	17
Metals & Mining	3	4
Construction & Engineering	1	1
Gas Utilities	–	2
Pipelines	–	1
Transportation	–	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2011	13

Trust Summary as of April 30, 2011	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to enhance dividend yield. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 7.41% based on market price and 10.50% based on NAV. For the same period, the benchmark MSCI All Country World Index posted a return of 14.06%. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s stock selection in the energy and financials sectors was the largest source of weakness relative to the MSCI All Country World Index. Stock selection in IT, industrials and, to a lesser degree, telecommunication services also detracted from performance.

•

Conversely, stock selection in the materials and utilities sectors combined to add the most relative value. The Trust’s exposures to consumer staples and consumer discretionary modestly contributed to performance. From an allocation perspective, the Trust’s underweight positions in financials and utilities were appropriately timed and contributed to relative returns, as both sectors underperformed broader markets during the six-month period.

Describe recent portfolio activity.

•

At the sector level, the largest changes occurred in the industrials and financials sectors, where exposure was substantially increased; we also increased the Trust’s energy weighting. Proceeds to fund the buys came primarily from profit taking and selling in IT, utilities, health care and consumer staples. The Trust’s cash position was also reduced.

Describe Trust positioning at period end.

•

We remain constructive yet cautious on the markets as we closely monitor the pulse of global growth through the Trust’s focus on sub-industry and company fundamentals. The portfolio is positioned to benefit from continued improvement in industrials, such as construction & engineering, trading companies and employment services; materials exposures to diversified chemicals and miners; consumer discretionary-related industries including tires & rubber and cable & satellite operators; energy-related exposures including oil equipment & services and coal; and health care equipment & services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Global Opportunities Equity Trust

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Yield on Closing Market Price as of April 30, 2011 ($19.25)[1]	11.82%
Current Quarterly Distribution per Common Share[2]	$0.56875
Current Annualized Distribution per Common Share[2]	$2.27500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$19.25	$19.06	1.00%	$19.64	$17.60
Net Asset Value	$19.41	$18.68	3.91%	$19.41	$17.67

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Exxon Mobil Corp.	2%
Royal Dutch Shell Plc, Class A - ADR	1
HSBC Holdings Plc	1
JPMorgan Chase & Co.	1
Boeing Co. (The)	1
Hyundai Engineering & Construction Co. Ltd.	1
Google, Inc., Class A	1
Citigroup, Inc.	1
St. Jude Medical, Inc.	1
Procter & Gamble Co. (The)	1

Geographic Allocations

	4/30/11	10/31/10
United States	39%	44%
Germany	8	7
Japan	8	6
United Kingdom	6	9
South Korea	5	2
Canada	4	4
Netherlands	4	–
Switzerland	4	2
Hong Kong	3	3
France	3	2
Brazil	2	3
Spain	1	2
China	1	2
Other[3]	12	14

[3]

Other includes a 1% holding or less in each of the following countries; for 4/30/11, Australia, Thailand, Norway, Denmark, Italy, Belgium, Ireland, Russia, India, Mexico, Malaysia, South Africa, Sweden, Austria, British Virgin Islands and Gibraltar and for 10/31/10, Norway, Mexico, Netherlands, Thailand, Sweden, South Africa, Ireland, Indonesia, Denmark, Finland, Belgium, Taiwan, India and Malaysia.

SEMI-ANNUAL REPORT	APRIL 30, 2011	15

Trust Summary as of April 30, 2011	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 10.47% based on market price and 15.66% based on NAV. For the same period, the benchmark Russell 3000 Healthcare Index returned 16.84%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust generated strong positive returns during the period, but underperformed the benchmark especially during the months of December and April when benchmark performance was particularly strong. The Trust’s underperformance was due to a combination of stock selection and relative industry allocation. In particular, an underweight allocation to biotechnology detracted from relative returns as the industry performed well on merger and acquisition speculation. Stock selection in the space also had a negative impact on the Trust’s performance. Similarly, an underweight allocation to the managed health care segment, which benefited from reduced regulatory headlines in the new year, detracted from Trust performance, but was partially offset by strong performing stock selection within the allocation.

•

The primary drivers of the Trust’s overall positive performance came from beneficial stock selection in pharmaceuticals, life sciences tools, healthcare equipment & supplies and healthcare facilities. The Trust also benefited from an overweight in pharmaceuticals and underweight in life sciences tools.

•

The Trust holds cash for transactional liquidity and risk management purposes and its cash investments are actively managed based on market and risk environments. Cash investments by nature will hinder a portfolio’s performance when markets are advancing (and, likewise, will benefit a portfolio in a declining market). The Trust’s cash balance caused a slight drag on relative returns as would be expected during a period in which benchmark performance was strong.

Describe recent portfolio activity.

•

The Trust’s largest additions occurred in health care equipment, health care services and health care distributors. These purchases were funded by cash reserves as well as profit taking from reductions in biotechnology, managed health care and pharmaceuticals.

Describe Trust positioning at period end.

•

At period end, the portfolio’s allocation (and relative overweight/ underweight) was 33% in health care equipment & supplies and life sciences tools & services (10% overweight), 31% health care providers & services (9% overweight), 21% pharmaceuticals (21% underweight) and 13% biotechnology (1% underweight) with the remaining balance in machinery. We hold a constructive outlook on the sector as we gather continued signals that health care utilization in the United States is positioned to slowly improve. We believe that improving economic data may lead to the possibility of improved health care trends while, at the same time, the healthcare sector continues to benefit from its defensive characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Health Sciences Trust

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Yield on Closing Market Price as of April 30, 2011 ($28.43)[1]	5.41%
Current Quarterly Distribution per Common Share[2]	$0.384375
Current Annualized Distribution per Common Share[2]	$1.537500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$28.43	$27.14	4.75%	$28.55	$25.56
Net Asset Value	$29.82	$27.19	9.67%	$29.83	$26.86

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Fresenius Medical Care AG & Co. KGaA	4%
DaVita, Inc.	4
Allergan, Inc.	3
Pfizer, Inc.	3
Covidien Plc	3
UnitedHealth Group, Inc.	3
Laboratory Corp. of America Holdings	3
Aetna, Inc.	3
Baxter International, Inc.	3
St. Jude Medical, Inc.	3

Industry Allocations

	4/30/11	10/31/10
Health Care Providers & Services	31%	27%
Health Care Equipment & Supplies	24	19
Pharmaceuticals	21	23
Biotechnology	13	16
Life Sciences Tools & Services	9	9
Machinery	2	–
Health Care Technology	–	5
Chemicals	–	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2011	17

Trust Summary as of April 30, 2011	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance dividend yield. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 5.30% based on market price and 9.86% based on NAV. For the same period, the benchmark MSCI All Country World Index ex-US returned 12.44% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s stock selection within the financials sector, particularly within diversified banking and insurance, was the largest source of weakness relative to the MSCI All Country World Index ex-US. Stock selection in energy and telecommunication services also hampered returns.

•

Conversely, stock selection in the IT and consumer discretionary sectors added the most relative value. The Trust’s stock exposures to health care, utilities and materials all contributed to relative returns. From an allocation perspective, the Trust’s underweight positions in financials and utilities were appropriately timed and contributed to relative returns, as both sectors underperformed broader markets during the six-month period.

Describe recent portfolio activity.

•

At the sector level, the largest changes occurred in financials and industrials, where exposures substantially increased; we also increased the Trust’s energy weighting. Proceeds to help fund the buys came primarily from profit taking and selling in consumer staples and IT. The Trust’s cash position was also reduced.

Describe Trust positioning at period end.

•

We remain constructive yet cautious on the markets as we closely monitor the pulse of global growth through our focus on sub-industry and company fundamentals. The portfolio is positioned to benefit from continued improvement in industrials such as construction & engineering; industrial machinery and employment services; materials exposures including diversified chemicals and miners; consumer discretionary-related industries including auto parts & equipment and luxury goods; energy-related exposures including coal and oil equipment & services; and health care equipment & services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock International Growth and Income Trust

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Yield on Closing Market Price as of April 30, 2011 ($10.43)[1]	13.04%
Current Quarterly Distribution per Common Share[2]	$0.34
Current Annualized Distribution per Common Share[2]	$1.36

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$10.43	$10.56	(1.23)%	$10.98	$9.58
Net Asset Value	$10.84	$10.52	3.04%	$10.84	$9.66

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Royal Dutch Shell Plc, Class A - ADR	2%
HSBC Holdings Plc	2
Xstrata Plc	1
BHP Billiton Ltd. - ADR	1
Catcher Technology Co. Ltd.	1
Telefonica SA	1
Imperial Tobacco Group Plc	1
Siemens AG	1
IHI Corp	1
Newcrest Mining Ltd.	1

Geographic Allocations

	4/30/11	10/31/10
United Kingdom	13%	20%
Japan	13	12
Germany	10	9
France	7	3
Canada	6	10
Netherlands	6	2
Switzerland	5	7
Hong Kong	5	5
South Korea	5	2
Australia	4	1
Brazil	3	4
Taiwan	3	2
China	2	2
Denmark	2	2
Norway	2	–
United States	2	–
India	1	–
Italy	1	1
Malaysia	1	–
Mexico	1	2
Singapore	1	2
Spain	1	3
Thailand	1	–
Sweden	–	2
Other[3]	5	9

[3]

Other includes a 1% holding or less in each of the following countries; for 4/30/11, Austria, South Africa, Russia, Belgium, Bermuda, Sweden, Ireland, British Virgin Island and Gibraltar and for 10/31/10, Norway, Indonesia, South Africa, United States, Thailand, Malaysia, Belgium, Ireland and Finland.

SEMI-ANNUAL REPORT	APRIL 30, 2011	19

Trust Summary as of April 30, 2011	BlackRock Real Asset Equity Trust

Trust Overview

BlackRock Real Asset Equity Trust’s (BCF) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 20.94% based on market price and 20.68% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 15.73% based on market price and 16.00% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The energy sleeve of the Trust was the largest driver of returns, as energy stocks were particularly strong with oil prices climbing to more than $100/barrel; the Trust’s emphasis on oil and coal producers was the key driver of returns within the energy segment. The metals & mining segment was also a strong contributor, largely as a result of exposure to select diversified metals & mining names; top performers included Iluka Resources, Xstrata and BHP Billiton. The majority of the Trust’s investments in precious metals & minerals also contributed to returns.

•

Conversely, select segments within the materials sector created a drag on returns, as they posted relatively low returns during the six-month period. Among these were fertilizers, gold mining names, steel, industrial gases and paper packaging.

Describe recent portfolio activity.

•

During the six-month period, the weighting of the three sleeves (energy, natural resources and basic materials) of the portfolio remained constant. In the energy sleeve, the management team opportunistically added to select natural gas-oriented stocks as the group had lagged their more oil-oriented peers. The basic materials sleeve remained relatively unchanged. Within metals, we took profits from Australian mineral sands producer Iluka, as it had performed well on the strength in the mineral sands market. We also increased the Trust’s exposure to copper and bulk commodities within the metals space, notably thermal and coking coal.

Describe Trust positioning at period end.

•

At period end, the Trust’s natural resources sleeve (44%) was biased toward diversified metals & mining names and had meaningful exposure to precious metals. Holdings in the energy sleeve (35%) were concentrated in the oil, gas & consumable fuels industry, mostly among exploration & production and coal names. In the basic materials sleeve (21%), the Trust’s industry allocation was most heavily weighted in chemicals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Real Asset Equity Trust

Trust Information

Symbol on NYSE	BCF
Initial Offering Date	September 29, 2006
Yield on Closing Market Price as of April 30, 2011 ($15.70)[1]	6.92%
Current Quarterly Distribution per Common Share[2]	$0.2718
Current Annualized Distribution per Common Share[2]	$1.0872

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$15.70	$13.46	16.64%	$16.03	$13.15
Net Asset Value	$15.62	$13.42	16.39%	$15.62	$13.42

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Rio Tinto Plc	4%
BHP Billiton Plc	4
Xstrata Plc	3
Caterpillar, Inc.	3
E.I. du Pont de Nemours & Co.	3
Vale SA - ADR	3
Industrias Penoles SAB de CV	2
Iluka Resources Ltd.	2
Praxair, Inc.	2
Vedanta Resources Plc	2

Industry Allocations

	4/30/11	10/31/10
Metals & Mining	44%	45%
Oil, Gas & Consumable Fuels	29	28
Chemicals	11	11
Energy Equipment & Services	6	5
Paper & Forest Products	5	5
Machinery	4	4
Containers & Packaging	1	1
Gas Utilities	–	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2011	21

Trust Summary as of April 30, 2011	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the period beginning with the Trust’s initial trading date of March 30, 2011 through April 30, 2011, the Trust returned 0.10% based on market price and 0.47% based on NAV. For the period of April 1, 2011 through April 30, 2011, the closed-end Lipper Sector Equity Funds category posted an average return of 1.83% based on market price and 3.30% based on NAV. All returns reflect reinvestment of dividends. The Trust ended the period trading at a premium to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust began investing the proceeds of its offering period on April 1, 2011. The management team is leveraging the pullback in the natural resources space since the end of the first quarter 2011 as an opportunity to initiate portfolio positions at attractive prices and will continue to invest the portfolio during the coming months.

•	The earnings generated through the Trust’s option writing strategy enhanced performance for the period.

Describe recent portfolio activity.

•	The proceeds of the Trust’s offering are being gradually invested in order to take advantage of the recent pullback in the natural resources market.

•	We invested the proceeds gradually in order to spread costs over a period of time, as we anticipated commodity prices would come down.

•	We focused attention on the metals space and de-emphasized the agriculture space in the first month.

Describe Trust positioning at period end.

•

The Trust was partially invested at the end of the period; we will continue to invest the proceeds of the Trust’s offering so as to initiate positions at attractive levels with potential for both capital appreciation and income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Resources & Commodities Strategy Trust

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Yield on Closing Market Price as of April 30, 2011 ($20.02)[1]	0.00%
Current Quarterly Distribution per Common Share[2]	$0.00
Current Annualized Distribution per Common Share[2]	$0.00

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

The Quarterly Distribution per Common Share, declared on May 2, 2011, was $0.35 per share. The yield on Closing Market Price, Current Quarterly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	3/30/11	Change	High	Low
Market Price	$20.02	$20.00	0.10%	$20.14	$20.00
Net Asset Value	$19.19	$19.10	0.47%	$19.19	$18.80

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Agnico-Eagle Mines Ltd	4%
Monsanto Co.	4
Franco-Nevada Corp.	3
Potash Corp. of Saskatchewan, Inc.	3
Plains All American Pipeline LP	3
Enterprise Products Partners LP	3
Silver Wheaton Corp.	3
Williams Partners LP	2
Seabridge Gold, Inc.	2
Fresnillo Plc	2

Industry Allocations

4/30/11
Oil, Gas & Consumable Fuels	50%
Metals & Mining	27
Chemicals	12
Energy Equipment & Services	5
Food Products	3
Machinery	2
Commercial Services & Supplies	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	APRIL 30, 2011	23

Trust Summary as of April 30, 2011	BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Overview

BlackRock S&P Quality Rankings Global Equity Managed Trust’s (BQY) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities of issuers that pay above-average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities included in the S&P Quality Rankings that are ranked at least B+ by S&P at the time of investment. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended April 30, 2011, the Trust returned 10.13% based on market price and 12.02% based on NAV. For the same period, the benchmark MSCI World Value Index returned 15.17%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Stock selection in the industrials sector was the largest contributor to performance during the six-month period. Stock selection in utilities and materials also added to returns.

•

Conversely, stock selection in consumer discretionary was the largest detractor from relative performance. An underweight position in energy also hurt relative performance, as did stock selection in IT. The Trust’s period-end cash position hurt relative performance amid strong gains by the US equity market.

Describe recent portfolio activity.

•	During the six-month period, there were no significant changes made to the portfolio.

Describe Trust positioning at period end.

•

Consistent with the Trust’s long-term objective, the portfolio is positioned to continue to generate current income while producing market-equivalent or better total returns from a portfolio of higher-quality stocks. We continue to see growing measures of strength and stability in the fundamentals of our companies, and believe that our relative positioning in the large-cap space will continue to improve. Underneath the aggregate characteristics and structure of the market, we have seen a clear segmentation of equity returns by beta, which we believe is in the process of de-segmenting. It is our view that market leadership will ultimately rest in the hands of large cap companies who have proven, time and again, that they can reduce costs, increase efficiencies and sustain healthy earnings through market peaks and troughs. Our current sector allocation reflects a higher level of confidence in the global economy, a belief that emerging markets will continue to be an integral part of a wider recovery and the expectation that dividend growth will be an important part of an equity investor’s total return for 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

24	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Information

Symbol on NYSE Amex	BQY
Initial Offering Date	May 28, 2004
Yield on Closing Market Price as of April 30, 2011 ($14.27)[1]	7.01%
Current Quarterly Distribution per Common Share[2]	$0.25
Current Annualized Distribution per Common Share[2]	$1.00

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$14.27	$13.44	6.18%	$14.36	$12.70
Net Asset Value	$15.40	$14.26	7.99%	$15.40	$13.64

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

4/30/11
Exxon Mobil Corp.	3%
AT&T Inc.	3
Chevron Corp.	2
Emerson Electric Co.	2
Royal Bank of Canada	2
International Business Machines Corp.	2
Bank of Montreal	2
Caterpillar, Inc.	2
Santos Ltd.	2
HSBC Holdings Plc	2

Geographic Allocations

	4/30/11	10/31/10
United States	50%	50%
United Kingdom	8	8
Canada	7	7
Australia	6	5
France	5	5
Japan	4	5
Sweden	4	4
Germany	4	4
Hong Kong	2	2
Spain	2	2
Italy	2	2
Singapore	2	2
Other[3]	4	4

[3]

Other includes a 1% holding or less in each of the following countries; for 4/30/11, Belgium, Switzerland, Finland, Portugal, and Netherlands and for 10/31/10, Belgium, Switzerland, Portugal and Finland.

SEMI-ANNUAL REPORT	APRIL 30, 2011	25

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Trusts’ ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold a security that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 5.2%
General Dynamics Corp. (a)	168,500	$12,270,170
Raytheon Co. (a)	125,500	6,093,025
United Technologies Corp. (a)	142,300	12,747,234

		31,110,429

Beverages – 6.3%
Brown-Forman Corp., Class B	116,000	8,335,760
Coca-Cola Co. (The)	239,200	16,136,432
PepsiCo, Inc. (a)	195,075	13,438,717

		37,910,909

Capital Markets – 0.7%
T. Rowe Price Group, Inc. (a)	59,900	3,848,575

Chemicals – 4.3%
Air Products & Chemicals, Inc.	26,200	2,502,624
E.I. du Pont de Nemours & Co. (a)	178,300	10,125,657
PPG Industries, Inc.	58,900	5,576,063
RPM International, Inc.	191,800	4,507,300
Sherwin-Williams Co. (The)	20,300	1,670,487
Valspar Corp.	42,500	1,670,675

		26,052,806

Commercial Banks – 1.8%
Bank of Hawaii Corp.	56,100	2,737,119
Cullen/Frost Bankers, Inc.	45,700	2,707,268
Toronto-Dominion Bank (The) (a)	33,800	2,928,094
U.S. Bancorp (a)	102,200	2,638,804

		11,011,285

Commercial Services & Supplies – 0.5%
Pitney Bowes, Inc.	128,054	3,145,006

Diversified Financial Services – 1.9%
JPMorgan Chase & Co. (a)	247,700	11,302,551

Diversified Telecommunication Services – 5.3%
AT&T Inc.	605,400	18,840,048
CenturyLink, Inc. (a)	324,400	13,229,032

		32,069,080

Electric Utilities – 4.7%
NextEra Energy, Inc. (a)	167,500	9,475,475
Northeast Utilities	244,000	8,686,400
PPL Corp. (a)	76,400	2,095,652
Progress Energy, Inc.	163,400	7,753,330

		28,010,857

Electrical Equipment – 2.1%
Emerson Electric Co. (a)	210,100	12,765,676

Energy Equipment & Services – 1.0%
Halliburton Co. (a)	113,200	5,714,336

Food & Staples Retailing – 1.5%
Sysco Corp. (a)	93,875	2,713,926
Wal-Mart Stores, Inc. (a)	117,800	6,476,644

		9,190,570

Food Products – 1.3%
General Mills, Inc. (a)	130,100	5,019,258
Kraft Foods, Inc., Class A	89,000	2,988,620

		8,007,878

Gas Utilities – 2.3%
Atmos Energy Corp.	113,200	3,949,548
National Fuel Gas Co. (a)	47,100	3,452,430
Questar Corp. (a)	188,200	3,306,674
UGI Corp.	99,800	3,323,340

		14,031,992

Health Care Equipment & Supplies – 2.0%
Becton Dickinson & Co. (a)	39,400	3,386,036
Medtronic, Inc. (a)	206,800	8,633,900

		12,019,936

Hotels, Restaurants & Leisure – 3.0%
McDonald’s Corp. (a)	227,300	17,799,863

Household Products – 5.8%
Clorox Co. (a)	87,200	6,074,352
Colgate-Palmolive Co.	60,900	5,136,915
Kimberly-Clark Corp.	103,950	6,866,937
Procter & Gamble Co. (The)	262,400	17,029,760

		35,107,964

Industrial Conglomerates – 2.7%
3M Co.	130,000	12,637,300
General Electric Co.	177,500	3,629,875

		16,267,175

Insurance – 2.8%
Chubb Corp.	107,100	6,981,849
Travelers Cos., Inc. (The) (a)	156,100	9,878,008

		16,859,857

IT Services – 5.6%
Automatic Data Processing, Inc. (a)	53,000	2,880,550
International Business Machines Corp. (a)	171,500	29,254,470
Paychex, Inc.	49,200	1,609,332

		33,744,352

Portfolio Abbreviations

To simplify the listings of the portfolio holdings in the Trusts’ Schedules of Investments, the names and descriptions of many securities have been abbreviated according to the following list:	ADR	American Depositary Receipt	JPY	Japanese Yen
	AUD	Australian Dollar	KRW	South Korean Won
	BRL	Brazil Real	MXN	Mexican Peso
	CAD	Canadian Dollar	MYR	Malaysian Ringgit
	CHF	Swiss Franc	NOK	Norwegian Krone
	CLP	Chilean Peso	PEN	Peruvian Neuvo Sol
	DKK	Danish Krone	PHP	Philippine Peso
	EUR	Euro	SEK	Swedish Krona
	GBP	British Pound	SGD	Singapore Dollar
	GDR	Global Depositary Receipt	TWD	Taiwan Dollar
	HKD	Hong Kong Dollar	USD	US Dollar
	ILS	Israeli Shekel	ZAR	South African Rand

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	27

Schedule of Investments (continued)	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery – 4.2%
Caterpillar, Inc. (a)	202,700	$23,393,607
Pentair, Inc.	41,500	1,666,640

		25,060,247

Media – 0.3%
McGraw-Hill Cos., Inc. (The)	40,200	1,626,894

Metals & Mining – 2.0%
BHP Billiton Ltd.–ADR (a)	87,300	8,838,252
Nucor Corp. (a)	70,400	3,305,984

		12,144,236

Multiline Retail – 1.2%
Family Dollar Stores, Inc.	27,500	1,490,775
Target Corp.	117,950	5,791,345

		7,282,120

Multi-Utilities – 0.9%
NSTAR	72,800	3,370,640
Vectren Corp.	65,900	1,883,422

		5,254,062

Oil, Gas & Consumable Fuels – 11.9%
Chevron Corp. (a)	238,150	26,063,136
Exxon Mobil Corp.	265,800	23,390,400
Marathon Oil Corp.	132,200	7,144,088
Murphy Oil Corp. (a)	194,900	15,100,852

		71,698,476

Personal Products – 0.6%
Avon Products, Inc. (a)	124,100	3,646,058

Pharmaceuticals – 8.7%
Abbott Laboratories	332,700	17,313,708
Eli Lilly & Co. (a)	147,000	5,440,470
Johnson & Johnson (a)	286,300	18,815,636
Merck & Co., Inc. (a)	155,900	5,604,605
Pfizer, Inc.	229,500	4,810,320

		51,984,739

Semiconductors & Semiconductor Equipment – 0.5%
Linear Technology Corp. (a)	85,400	2,971,920

Specialty Retail – 1.9%
Lowe’s Cos., Inc.	262,900	6,901,125
TJX Cos., Inc.	87,900	4,713,198

		11,614,323

Textiles, Apparel & Luxury Goods – 1.1%
VF Corp.	64,300	6,466,008

Tobacco – 3.6%
Altria Group, Inc. (a)	582,000	15,620,880
Philip Morris International, Inc.	48,200	3,347,008
Universal Corp.	59,700	2,589,786

		21,557,674

Water Utilities – 0.8%
Aqua America, Inc. (a)	147,600	3,328,380
California Water Service Group	41,700	1,572,924

		4,901,304

Total Long-Term Investments (Cost – $513,759,770) – 98.5%		592,179,158

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	14,185,874	14,185,874

Total Short-Term Securities (Cost – $14,185,874) – 2.3%		14,185,874

Total Investments Before Outstanding Options Written (Cost – $527,945,644*) – 100.8%		606,365,032

Options Written	Contracts
Exchange-Traded Call Options Written – (0.5)%
3M Co., Strike Price USD 91.30, Expires 6/03/11	260	(154,418)
Abbott Laboratories, Strike Price USD 48.25, Expires 5/10/11	665	(252,035)
Air Products & Chemicals, Inc., Strike Price USD 92, Expires 6/06/11	50	(21,608)
Aqua America, Inc., Strike Price USD 22.50, Expires 6/20/11	100	(4,000)
AT&T Inc., Strike Price USD 30.80, Expires 5/23/11	680	(38,496)
Automatic Data Processing, Inc., Strike Price USD 52.50, Expires 6/20/11	106	(25,175)
Avon Products, Inc., Strike Price USD 29, Expires 5/23/11	250	(23,750)
Becton Dickinson & Co., Strike Price USD 80, Expires 5/23/11	79	(48,585)
BHP Billiton Ltd. – ADR, Strike Price USD 100, Expires 5/23/11	87	(28,058)
BHP Billiton Ltd. – ADR, Strike Price USD 100, Expires 6/20/11	87	(40,672)
Caterpillar, Inc., Strike Price USD 106.50, Expires 5/23/11	115	(105,621)
Caterpillar, Inc., Strike Price USD 110, Expires 5/23/11	115	(72,162)
CenturyLink, Inc., Strike Price USD 40, Expires 5/23/11	650	(79,625)
Chevron Corp., Strike Price USD 110, Expires 5/23/11	475	(68,875)
Clorox Co., Strike Price USD 70, Expires 5/23/11	175	(16,625)
E.I. du Pont de Nemours & Co., Strike Price USD 55, Expires 5/23/11	180	(37,440)
Eli Lilly & Co., Strike Price USD 36, Expires 5/23/11	180	(18,900)
Eli Lilly & Co., Strike Price USD 35.50, Expires 5/26/11	115	(17,770)
Emerson Electric Co., Strike Price USD 57.50, Expires 5/23/11	420	(144,900)
Exxon Mobil Corp., Strike Price USD 82.50, Expires 5/23/11	265	(147,933)
General Dynamics Corp., Strike Price USD 75, Expires 5/23/11	340	(15,300)
General Mills, Inc., Strike Price USD 36, Expires 5/23/11	75	(19,650)
General Mills, Inc., Strike Price USD 37, Expires 5/23/11	70	(11,935)
Halliburton Co., Strike Price USD 46, Expires 5/23/11	60	(28,500)
Halliburton Co., Strike Price USD 48, Expires 5/23/11	110	(33,550)
International Business Machines Corp., Strike Price USD 165, Expires 5/23/11	345	(204,412)

See Notes to Financial Statements.
28	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (concluded)
Johnson & Johnson, Strike Price USD 60, Expires 5/23/11	570	$(327,750)
JPMorgan Chase & Co., Strike Price USD 45, Expires 5/23/11	495	(59,895)
Linear Technology Corp., Strike Price USD 33, Expires 5/23/11	170	(34,850)
Lowe’s Cos, Inc., Strike Price USD 26.50, Expires 5/23/11	525	(26,939)
McDonald’s Corp., Strike Price USD 77.50, Expires 6/20/11	455	(80,308)
McGraw-Hill Cos., Inc. (The), Strike Price USD 39.50, Expires 5/18/11	80	(9,513)
Medtronic, Inc., Strike Price USD 39, Expires 5/23/11	140	(39,830)
Medtronic, Inc., Strike Price USD 41, Expires 5/23/11	150	(17,250)
Medtronic, Inc., Strike Price USD 40, Expires 5/23/11	125	(24,250)
Merck & Co., Inc., Strike Price USD 34, Expires 5/23/11	155	(31,775)
Merck & Co., Inc., Strike Price USD 34, Expires 5/31/11	155	(30,724)
Murphy Oil Corp., Strike Price USD 75, Expires 5/23/11	95	(34,200)
Murphy Oil Corp., Strike Price USD 75, Expires 6/20/11	95	(41,800)
National Fuel Gas Co., Strike Price USD 75, Expires 6/20/11	95	(18,525)
NextEra Energy, Inc., Strike Price USD 55, Expires 5/23/11	335	(58,625)
Northeast Utilities, Strike Price USD 34.50, Expires 5/23/11	120	(14,061)
Nucor Corp., Strike Price USD 46, Expires 5/23/11	140	(22,190)
Paychex, Inc., Strike Price USD 32.35, Expires 5/23/11	100	(6,565)
PepsiCo, Inc., Strike Price USD 65, Expires 5/23/11	390	(154,050)
PPL Corp., Strike Price USD 27, Expires 6/20/11	40	(3,400)
Procter & Gamble Co. (The), Strike Price USD 63.75, Expires 5/31/11	525	(80,806)
Questar Corp., Strike Price USD 17, Expires 5/23/11	370	(24,050)
Raytheon Co., Strike Price USD 49, Expires 5/23/11	250	(15,000)
Sysco Corp., Strike Price USD 28, Expires 5/23/11	185	(21,738)
T. Rowe Price Group, Inc., Strike Price USD 65, Expires 6/20/11	120	(19,500)
Toronto-Dominion Bank (The), Strike Price USD 90, Expires 5/23/11	70	(2,100)
Travelers Cos., Inc. (The), Strike Price USD 60, Expires 5/23/11	155	(52,700)
U.S. Bancorp, Strike Price USD 25.25, Expires 6/01/11	102	(9,251)
U.S. Bancorp, Strike Price USD 25, Expires 6/20/11	103	(12,824)
UGI Corp., Strike Price USD 32.25, Expires 6/14/11	200	(26,665)
United Technologies Corp., Strike Price USD 85, Expires 5/23/11	285	(135,375)
Wal-Mart Stores, Inc., Strike Price USD 52.50, Expires 5/23/11	235	(59,220)

Total Exchange-Traded Call Options Written		(3,155,724)

Over-the-Counter Call Options Written – (0.2)%
Altria Group, Inc., Strike Price USD 26.78, Expires 6/08/11, Broker Morgan Stanley & Co., Inc.	116,500	(42,422)
Aqua America, Inc., Strike Price USD 22.25, Expires 5/03/11, Broker UBS Securities LLC	9,600	(3,149)
Aqua America, Inc., Strike Price USD 23.18, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	10,000	(454)
AT&T Inc., Strike Price USD 28.50, Expires 5/09/11, Broker Citigroup Global Markets, Inc.	53,000	(138,860)
Atmos Energy Corp., Strike Price USD 35.50, Expires 5/02/11, Broker Citigroup Global Markets, Inc.	11,200	(260)
Atmos Energy Corp., Strike Price USD 33.39, Expires 5/31/11, Broker Deutsche Bank Securities Corp.	11,300	(19,934)
Bank of Hawaii Corp., Strike Price USD 48.23, Expires 5/17/11, Broker Morgan Stanley & Co., Inc.	11,000	(11,089)
Brown-Forman Corp., Class B, Strike Price USD 68.69, Expires 5/18/11, Broker Citigroup Global Markets, Inc.	6,000	(19,660)
Brown-Forman Corp., Class B, Strike Price USD 68.69, Expires 6/10/11, Broker Citigroup Global Markets, Inc.	6,000	(21,350)
Brown-Forman Corp., Class B, Strike Price USD 72.16, Expires 6/22/11, Broker Morgan Stanley & Co., Inc.	11,000	(22,015)
California Water Service Group, Strike Price USD 35.56, Expires 5/03/11, Broker Morgan Stanley & Co., Inc.	4,300	(9,288)
California Water Service Group, Strike Price USD 35.41, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	4,000	(9,228)
Chubb Corp., Strike Price USD 64.51, Expires 6/13/11, Broker Morgan Stanley & Co., Inc.	21,500	(30,941)
Coca-Cola Co. (The), Strike Price USD 65.79, Expires 5/10/11, Broker Citigroup Global Markets, Inc.	48,000	(81,578)
Colgate-Palmolive Co., Strike Price USD 78.37, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	12,000	(71,760)
Cullen/Frost Bankers, Inc., Strike Price USD 58.50, Expires 5/05/11, Broker UBS Securities LLC	9,000	(8,248)
E.I du Pont de Nemours & Co., Strike Price USD 55.95, Expires 6/10/11, Broker Citigroup Global Markets, Inc.	17,700	(31,194)
Exxon Mobil Corp., Strike Price USD 83.08, Expires 5/09/11, Broker UBS Securities LLC	26,500	(130,380)
Family Dollar Stores, Inc., Strike Price USD 51.62, Expires 5/13/11, Broker Morgan Stanley & Co., Inc.	5,500	(14,647)
General Electric Co., Strike Price USD 20.37, Expires 5/20/11, Broker Goldman Sachs & Co.	35,500	(14,396)
General Mills, Inc., Strike Price USD 37.72, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	11,500	(10,967)
Halliburton Co., Strike Price USD 46.10, Expires 5/05/11, Broker Citigroup Global Markets, Inc.	6,000	(26,256)
Kimberly-Clark Corp., Strike Price USD 66.16, Expires 6/09/11, Broker Goldman Sachs & Co.	21,000	(12,810)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	29

Schedule of Investments (continued)	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Kraft Foods, Inc., Class A, Strike Price USD 31, Expires 5/10/11, Broker Morgan Stanley & Co., Inc.	18,000	$(46,440)
Marathon Oil Corp., Strike Price USD 51.55, Expires 5/05/11, Broker Citigroup Global Markets, Inc.	26,000	(66,200)
Murphy Oil Corp., Strike Price USD 72.69, Expires 5/06/11, Broker Morgan Stanley & Co., Inc.	20,000	(96,941)
Northeast Utilities, Strike Price USD 34.51, Expires 5/09/11, Broker Goldman Sachs & Co.	24,500	(26,800)
Northeast Utilities, Strike Price USD 34.12, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	12,400	(18,352)
NSTAR, Strike Price USD 47.61, Expires 6/06/11, Broker Morgan Stanley & Co., Inc.	7,400	(2,896)
NSTAR, Strike Price USD 44.27, Expires 6/13/11, Broker Citigroup Global Markets, Inc.	7,100	(15,414)
Pentair, Inc., Strike Price USD 36.27, Expires 5/04/11, Broker Societe General Securities Corp.	4,500	(17,510)
Pentair, Inc., Strike Price USD 40.04, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	3,800	(1,970)
Pfizer, Inc., Strike Price USD 20.25, Expires 5/09/11, Broker Credit Suisse First Boston	23,000	(17,815)
Pfizer, Inc., Strike Price USD 20.53, Expires 5/25/11, Broker Goldman Sachs & Co.	11,000	(7,982)
Pfizer, Inc., Strike Price USD 20.50, Expires 5/31/11, Broker UBS Securities LLC	12,000	(9,481)
Philip Morris International, Inc., Strike Price USD 63.16, Expires 5/05/11, Broker JPMorgan Chase Securities	9,600	(60,312)
Pitney Bowes, Inc., Strike Price USD 25.65, Expires 5/09/11, Broker Credit Suisse First Boston	25,500	(1,085)
PPG Industries, Inc., Strike Price USD 89.28, Expires 5/10/11, Broker UBS Securities LLC	12,000	(64,680)
PPL Corp., Strike Price USD 26.11, Expires 5/06/11, Broker UBS Securities LLC	11,300	(14,916)
Progress Energy, Inc., Strike Price USD 47, Expires 5/13/11, Broker Deutsche Bank Securities Corp.	32,500	(18,934)
RPM International, Inc., Strike Price USD 23.29, Expires 5/09/11, Broker Credit Suisse First Boston	19,300	(9,008)
RPM International, Inc., Strike Price USD 23.94, Expires 6/30/11, Broker Citigroup Global Markets, Inc.	19,000	(12,730)
Sherwin-Williams Co. (The), Strike Price USD 86.42, Expires 5/12/11, Broker Goldman Sachs & Co.	4,000	(293)
TJX Cos., Inc., Strike Price USD 51.58, Expires 6/03/11, Broker Morgan Stanley & Co., Inc.	17,500	(47,075)
Travelers Cos., Inc. (The), Strike Price USD 63.76, Expires 5/31/11, Broker Morgan Stanley & Co., Inc.	16,000	(12,320)
Universal Corp., Strike Price USD 43.88, Expires 5/02/11, Broker Morgan Stanley & Co., Inc.	6,000	(994)
Universal Corp., Strike Price USD 41.76, Expires 5/05/11, Broker UBS Securities LLC	6,000	(9,837)
Vectren Corp., Strike Price USD 27.33, Expires 5/06/11, Broker Morgan Stanley & Co., Inc.	5,900	(7,399)
Vectren Corp., Strike Price USD 27.35, Expires 5/31/11, Broker UBS Securities LLC	7,000	(8,610)
VF Corp., Strike Price USD 97.67, Expires 5/05/11, Broker UBS Securities LLC	13,000	(40,396)

Total Over-the-Counter Call Options Written		(1,367,276)

Total Options Written
(Premiums Received – $2,406,605) – (0.7)%		(4,523,000)

Total Investments Net of Outstanding Options Written – 100.1%		601,842,032
Liabilities in Excess of Other Assets – (0.1)%		(493,124)

Net Assets – 100.0%		$601,348,908

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$538,472,438

Gross unrealized appreciation	$68,957,766
Gross unrealized depreciation	(1,065,172)

Net unrealized appreciation	$67,892,594

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Represents the current yield as of report date.
(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,437,531	7,748,343	14,185,874	$9,373

•	For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.
30	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock Equity Dividend Trust (BDV)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks[1]	$592,179,158	–	–	$592,179,158
Short-Term Securities	14,185,874	–	–	14,185,874

Total	$606,365,032	–	–	$606,365,032

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(2,213,319)	$(2,309,681)	–	$(4,523,000)

[2]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	31

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 5.1%
General Dynamics Corp. (a)	172,600	$12,568,732
Raytheon Co. (a)	132,500	6,432,875
United Technologies Corp. (a)	144,500	12,944,310

		31,945,917

Beverages – 6.5%
Brown-Forman Corp., Class B	122,900	8,831,594
Coca-Cola Co. (The)	248,500	16,763,810
PepsiCo, Inc. (a)	216,600	14,921,574

		40,516,978

Capital Markets – 0.6%
T. Rowe Price Group, Inc. (a)	60,800	3,906,400

Chemicals – 4.1%
Air Products & Chemicals, Inc.	27,100	2,588,592
E.I. du Pont de Nemours & Co. (a)	176,000	9,995,040
PPG Industries, Inc.	59,150	5,599,732
RPM International, Inc.	193,400	4,544,900
Sherwin-Williams Co. (The)	20,800	1,711,632
Valspar Corp.	24,800	974,888

		25,414,784

Commercial Banks – 1.8%
Bank of Hawaii Corp.	59,000	2,878,610
Cullen/Frost Bankers, Inc.	48,300	2,861,292
Toronto-Dominion Bank (The) (a)	34,800	3,014,724
U.S. Bancorp (a)	98,900	2,553,598

		11,308,224

Commercial Services & Supplies – 0.5%
Pitney Bowes, Inc.	128,700	3,160,872

Diversified Financial Services – 1.9%
JPMorgan Chase & Co. (a)	258,500	11,795,355

Diversified Telecommunication Services – 5.4%
AT&T Inc.	643,900	20,038,168
CenturyLink, Inc. (a)	340,800	13,897,824

		33,935,992

Electric Utilities – 4.8%
NextEra Energy, Inc. (a)	178,000	10,069,460
Northeast Utilities	257,900	9,181,240
PPL Corp. (a)	83,500	2,290,405
Progress Energy, Inc.	174,700	8,289,515

		29,830,620

Electrical Equipment – 2.1%
Emerson Electric Co.	216,600	13,160,616

Energy Equipment & Services – 0.9%
Halliburton Co. (a)	108,600	5,482,128

Food & Staples Retailing – 1.7%
Sysco Corp. (a)	101,500	2,934,365
Wal-Mart Stores, Inc. (a)	142,200	7,818,156

		10,752,521

Food Products – 1.6%
General Mills, Inc. (a)	171,400	6,612,612
Kraft Foods, Inc., Class A	96,700	3,247,186

		9,859,798

Gas Utilities – 2.3%
Atmos Energy Corp.	117,500	4,099,575
National Fuel Gas Co. (a)	45,800	3,357,140
Questar Corp. (a)	196,100	3,445,477
UGI Corp.	101,800	3,389,940

		14,292,132

Health Care Equipment & Supplies – 2.0%
Becton Dickinson & Co. (a)	41,300	3,549,322
Medtronic, Inc. (a)	215,100	8,980,425

		12,529,747

Hotels, Restaurants & Leisure – 3.0%
McDonald’s Corp. (a)	235,500	18,442,005

Household Products – 6.1%
Clorox Co. (a)	94,900	6,610,734
Colgate-Palmolive Co.	68,100	5,744,235
Kimberly-Clark Corp.	111,900	7,392,114
Procter & Gamble Co. (The)	287,300	18,645,770

		38,392,853

Industrial Conglomerates – 2.7%
3M Co.	136,200	13,240,002
General Electric Co.	177,600	3,631,920

		16,871,922

Insurance – 2.8%
Chubb Corp.	112,400	7,327,356
Travelers Cos., Inc. (The) (a)	161,500	10,219,720

		17,547,076

IT Services – 5.8%
Automatic Data Processing, Inc. (a)	55,060	2,992,511
International Business Machines Corp. (a)	185,300	31,608,474
Paychex, Inc.	51,200	1,674,752

		36,275,737

Machinery – 3.3%
Caterpillar, Inc. (a)	161,700	18,661,797
Pentair, Inc.	44,100	1,771,056

		20,432,853

Media – 0.3%
McGraw-Hill Cos., Inc. (The)	42,200	1,707,834

Metals & Mining – 2.0%
BHP Billiton Ltd. - ADR (a)	89,500	9,060,980
Nucor Corp. (a)	73,000	3,428,080

		12,489,060

Multiline Retail – 1.2%
Family Dollar Stores, Inc.	24,900	1,349,829
Target Corp.	124,300	6,103,130

		7,452,959

Multi-Utilities – 0.9%
NSTAR	75,300	3,486,390
Vectren Corp.	68,200	1,949,156

		5,435,546

Oil, Gas & Consumable Fuels – 11.3%
Chevron Corp. (a)	230,000	25,171,200
Exxon Mobil Corp. (a)	267,400	23,531,200
Marathon Oil Corp.	125,700	6,792,828

See Notes to Financial Statements.
32	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Murphy Oil Corp. (a)	197,900	$15,333,292

		70,828,520

Personal Products – 0.6%
Avon Products, Inc. (a)	134,100	3,939,858

Pharmaceuticals – 9.1%
Abbott Laboratories	357,000	18,578,280
Eli Lilly & Co. (a)	173,600	6,424,936
Johnson & Johnson (a)	314,400	20,662,368
Merck & Co., Inc. (a)	167,000	6,003,650
Pfizer, Inc. (a)	232,200	4,866,912

		56,536,146

Semiconductors & Semiconductor Equipment – 0.5%
Linear Technology Corp. (a)	90,400	3,145,920

Specialty Retail – 1.9%
Lowe’s Cos., Inc.	269,200	7,066,500
TJX Cos., Inc.	91,500	4,906,230

		11,972,730

Textiles, Apparel & Luxury Goods – 1.1%
VF Corp.	65,900	6,626,904

Tobacco – 3.5%
Altria Group, Inc.	581,200	15,599,408
Philip Morris International, Inc.	51,400	3,569,216
Universal Corp.	64,000	2,776,320

		21,944,944

Water Utilities – 0.8%
Aqua America, Inc. (a)	149,600	3,373,480
California Water Service Group	45,800	1,727,574

		5,101,054

Total Long-Term Investments (Cost – $546,634,816) – 98.2%		613,036,005

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	25,896,956	25,896,956

Total Short-Term Securities (Cost – $25,896,956) – 4.2%		25,896,956

Total Investments Before Outstanding Options Written (Cost – $572,531,772*) – 102.4%		638,932,961

Options Written	Contracts
Exchange-Traded Call Options Written – (1.4)%
3M Co., Strike Price USD 91.30, Expires 6/03/11	750	(445,437)
Abbott Laboratories, Strike Price USD 48.25, Expires 5/10/11	1,965	(744,735)
Air Products & Chemicals, Inc., Strike Price USD 92, Expires 6/06/11	150	(64,826)
Aqua America, Inc., Strike Price USD 22.50, Expires 6/20/11	275	(11,000)
AT&T Inc., Strike Price USD 30.80, Expires 5/23/11	580	(32,835)
Automatic Data Processing, Inc., Strike Price USD 52.50, Expires 6/20/11	300	(71,250)
Avon Products, Inc., Strike Price USD 29, Expires 5/23/11	750	(71,250)
Becton Dickinson & Co., Strike Price USD 80, Expires 5/23/11	227	(139,605)
BHP Billiton Ltd. – ADR, Strike Price USD 100, Expires 5/23/11	250	(80,625)
BHP Billiton Ltd. – ADR, Strike Price USD 100, Expires 6/20/11	250	(116,875)
Caterpillar, Inc., Strike Price USD 106.50, Expires 5/23/11	315	(289,310)
Caterpillar, Inc., Strike Price USD 110, Expires 5/23/11	305	(191,388)
CenturyLink, Inc., Strike Price USD 40, Expires 5/23/11	1,870	(229,075)
Chevron Corp., Strike Price USD 110, Expires 5/23/11	1,265	(183,425)
Clorox Co., Strike Price USD 70, Expires 5/23/11	525	(49,875)
E.I. du Pont de Nemours & Co., Strike Price USD 55, Expires 5/23/11	490	(101,920)
Eli Lilly & Co., Strike Price USD 36, Expires 5/23/11	480	(50,400)
Eli Lilly & Co., Strike Price USD 35.50, Expires 5/26/11	475	(73,399)
Exxon Mobil Corp., Strike Price USD 82.50, Expires 5/23/11	365	(203,757)
Exxon Mobil Corp., Strike Price USD 85, Expires 6/20/11	750	(281,250)
General Dynamics Corp., Strike Price USD 75, Expires 5/23/11	950	(42,750)
General Mills, Inc., Strike Price USD 36, Expires 5/23/11	310	(81,220)
General Mills, Inc., Strike Price USD 37, Expires 5/23/11	305	(52,002)
Halliburton Co., Strike Price USD 46, Expires 5/23/11	250	(118,750)
Halliburton Co., Strike Price USD 48, Expires 5/23/11	100	(30,500)
International Business Machines Corp., Strike Price USD 160, Expires 5/23/11	510	(541,875)
International Business Machines Corp., Strike Price USD 165, Expires 5/23/11	510	(302,175)
Johnson & Johnson, Strike Price USD 60, Expires 5/23/11	1,730	(994,750)
JPMorgan Chase & Co., Strike Price USD 45, Expires 5/23/11	1,420	(171,820)
Linear Technology Corp., Strike Price USD 33, Expires 5/23/11	500	(102,500)
Lowe’s Cos., Inc., Strike Price USD 26.50, Expires 5/23/11	1,480	(75,943)
McDonald’s Corp., Strike Price USD 77.50, Expires 6/20/11	1,295	(228,568)
McGraw-Hill Cos., Inc. (The), Strike Price USD 39.50, Expires 5/18/11	230	(27,349)
Medtronic, Inc., Strike Price USD 39, Expires 5/23/11	580	(165,010)
Medtronic, Inc., Strike Price USD 41, Expires 5/23/11	600	(69,000)
Merck & Co., Inc., Strike Price USD 34, Expires 5/23/11	460	(94,300)
Merck & Co., Inc., Strike Price USD 34, Expires 5/31/11	460	(91,180)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	33

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (concluded)
Murphy Oil Corp., Strike Price USD 75, Expires 5/23/11	270	$(97,200)
Murphy Oil Corp., Strike Price USD 75, Expires 6/20/11	270	(118,800)
National Fuel Gas Co., Strike Price USD 75, Expires 6/20/11	250	(48,750)
NextEra Energy, Inc., Strike Price USD 55, Expires 5/23/11	980	(171,500)
Northeast Utilities, Strike Price USD 34.50, Expires 5/23/11	700	(82,025)
Nucor Corp., Strike Price USD 46, Expires 5/23/11	400	(63,400)
Paychex, Inc., Strike Price USD 32.35, Expires 5/23/11	280	(18,381)
PepsiCo, Inc., Strike Price USD 65, Expires 5/23/11	1,190	(470,050)
Pfizer, Inc., Strike Price USD 20, Expires 5/23/11	535	(56,710)
PPL Corp., Strike Price USD 27, Expires 6/20/11	120	(10,200)
Procter & Gamble Co. (The), Strike Price USD 63.75, Expires 5/31/11	1,580	(243,192)
Questar Corp., Strike Price USD 17, Expires 5/23/11	1,080	(70,200)
Raytheon Co., Strike Price USD 49, Expires 5/23/11	730	(43,800)
Sysco Corp., Strike Price USD 28, Expires 5/23/11	560	(65,800)
T. Rowe Price Group, Inc., Strike Price USD 65, Expires 6/20/11	340	(55,250)
Toronto-Dominion Bank (The), Strike Price USD 90, Expires 5/23/11	190	(5,700)
Travelers Cos., Inc. (The), Strike Price USD 60, Expires 5/23/11	450	(153,000)
U.S. Bancorp, Strike Price USD 25.25, Expires 6/01/11	273	(24,759)
U.S. Bancorp, Strike Price USD 25, Expires 6/20/11	272	(33,864)
UGI Corp., Strike Price USD 32.25, Expires 6/14/11	560	(74,662)
United Technologies Corp., Strike Price USD 85, Expires 5/23/11	95	(45,125)
Wal-Mart Stores, Inc., Strike Price USD 52.50, Expires 5/23/11	785	(197,820)

Total Exchange-Traded Call Options Written		(8,772,117)

Over-the-Counter Call Options Written – (0.8)%
Altria Group, Inc., Strike Price USD 26.78, Expires 6/08/11, Broker Morgan Stanley & Co., Inc.	319,500	(116,343)
Aqua America, Inc., Strike Price USD 22.25, Expires 5/03/11, Broker UBS Securities LLC	26,600	(8,724)
Aqua America, Inc., Strike Price USD 23.18, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	28,000	(1,270)
AT&T Inc., Strike Price USD 28.50, Expires 5/09/11, Broker Citigroup Global Markets, Inc.	296,000	(775,520)
Atmos Energy Corp., Strike Price USD 35.50, Expires 5/02/11, Broker Citigroup Global Markets, Inc.	32,200	(747)
Atmos Energy Corp., Strike Price USD 33.39, Expires 5/31/11, Broker Deutsche Bank Securities Corp.	32,800	(57,860)
Bank of Hawaii Corp., Strike Price USD 48.23, Expires 5/17/11, Broker Morgan Stanley & Co., Inc.	32,500	(32,762)
Brown-Forman Corp., Class B, Strike Price USD 68.69, Expires 5/18/11, Broker Citigroup Global Markets, Inc.	17,000	(55,704)
Brown-Forman Corp., Class B, Strike Price USD 68.69, Expires 6/10/11, Broker Citigroup Global Markets, Inc.	17,000	(60,491)
Brown-Forman Corp., Class B, Strike Price USD 72.16, Expires 6/22/11, Broker Morgan Stanley & Co., Inc.	33,500	(67,046)
California Water Service Group, Strike Price USD 35.56, Expires 5/03/11, Broker Morgan Stanley & Co., Inc.	12,700	(27,432)
California Water Service Group, Strike Price USD 35.41, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	12,500	(28,839)
Chubb Corp., Strike Price USD 64.51, Expires 6/13/11, Broker Morgan Stanley & Co., Inc.	62,000	(89,225)
Coca-Cola Co. (The), Strike Price USD 65.79, Expires 5/10/11, Broker Citigroup Global Markets, Inc.	137,000	(232,838)
Colgate-Palmolive Co., Strike Price USD 78.37, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	37,500	(224,250)
Cullen/Frost Bankers, Inc., Strike Price USD 58.50, Expires 5/05/11, Broker UBS Securities LLC	26,500	(24,285)
E.I. du Pont de Nemours & Co., Strike Price USD 55.95, Expires 6/10/11, Broker Citigroup Global Markets, Inc.	47,800	(84,242)
Emerson Electric Co., Strike Price USD 58.20, Expires 5/03/11, Broker Goldman Sachs & Co.	119,000	(304,640)
Exxon Mobil Corp., Strike Price USD 83.08, Expires 5/09/11, Broker UBS Securities LLC	35,800	(176,136)
Family Dollar Stores, Inc., Strike Price USD 51.62, Expires 5/13/11, Broker Morgan Stanley & Co., Inc.	14,000	(37,283)
General Electric Co., Strike Price USD 20.36, Expires 5/20/11, Broker Citigroup Global Markets, Inc.	97,500	(39,938)
General Mills, Inc., Strike Price USD 37.72, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	33,000	(31,470)
Halliburton Co., Strike Price USD 46.10, Expires 5/05/11, Broker Citigroup Global Markets, Inc.	25,000	(109,400)
Kimberly-Clark Corp., Strike Price USD 66.16, Expires 6/09/11, Broker Goldman Sachs & Co.	61,500	(37,515)
Kraft Foods, Inc., Class A, Strike Price USD 31, Expires 5/10/11, Broker Morgan Stanley & Co., Inc.	53,000	(136,740)
Marathon Oil Corp., Strike Price USD 51.55, Expires 5/05/11, Broker Citigroup Global Markets, Inc.	69,000	(175,684)
Murphy Oil Corp., Strike Price USD 72.69, Expires 5/06/11, Broker Morgan Stanley & Co., Inc.	55,500	(269,012)
Northeast Utilities, Strike Price USD 34.12, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	72,000	(106,560)
NSTAR, Strike Price USD 47.61, Expires 6/06/11, Broker Morgan Stanley & Co., Inc.	20,000	(7,828)
NSTAR, Strike Price USD 44.27, Expires 6/13/11, Broker Citigroup Global Markets, Inc.	21,400	(46,459)

See Notes to Financial Statements.
34	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (concluded)
Pentair, Inc., Strike Price USD 36.27, Expires 5/04/11, Broker Societe General Securities Corp.	12,500	$(48,638)
Pentair, Inc., Strike Price USD 40.04, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	11,800	(6,116)
Pfizer, Inc., Strike Price USD 20.25, Expires 5/09/11, Broker Credit Suisse First Boston	64,000	(49,573)
Pfizer, Inc., Strike Price USD 20.53, Expires 5/25/11, Broker Goldman Sachs & Co.	10,000	(7,256)
Philip Morris International, Inc., Strike Price USD 63.16, Expires 5/05/11, Broker JPMorgan Chase Securities	28,300	(177,795)
Pitney Bowes, Inc., Strike Price USD 25.65, Expires 5/09/11, Broker Credit Suisse First Boston	71,000	(3,022)
PPG Industries, Inc., Strike Price USD 89.28, Expires 5/10/11, Broker UBS Securities LLC	32,500	(175,175)
PPL Corp., Strike Price USD 26.11, Expires 5/06/11, Broker UBS Securities LLC	34,000	(44,880)
Progress Energy, Inc., Strike Price USD 47, Expires 5/13/11, Broker Deutsche Bank Securities Corp.	96,000	(55,929)
RPM International, Inc., Strike Price USD 22.68, Expires 5/03/11, Broker Credit Suisse First Boston	41,000	(33,777)
RPM International, Inc., Strike Price USD 23.29, Expires 5/09/11, Broker Credit Suisse First Boston	32,700	(15,261)
RPM International, Inc., Strike Price USD 23.94, Expires 6/30/11, Broker Citigroup Global Markets, Inc.	32,700	(21,909)
Sherwin-Williams Co. (The), Strike Price USD 86.42, Expires 5/12/11, Broker Goldman Sachs & Co.	11,500	(842)
TJX Cos., Inc., Strike Price USD 51.58, Expires 6/03/11, Broker Morgan Stanley & Co., Inc.	50,500	(135,845)
Travelers Cos., Inc. (The), Strike Price USD 63.76, Expires 5/31/11, Broker Morgan Stanley & Co., Inc.	44,000	(33,880)
United Technologies Corp., Strike Price USD 85.68, Expires 5/05/11, Broker Morgan Stanley & Co., Inc.	70,000	(273,000)
Universal Corp., Strike Price USD 43.88, Expires 5/02/11, Broker Morgan Stanley & Co., Inc.	17,700	(2,933)
Universal Corp., Strike Price USD 41.76, Expires 5/05/11, Broker UBS Securities LLC	17,500	(28,692)
Vectren Corp., Strike Price USD 27.33, Expires 5/06/11, Broker Morgan Stanley & Co., Inc.	18,400	(23,074)
Vectren Corp., Strike Price USD 27.35, Expires 5/31/11, Broker UBS Securities LLC	19,000	(23,370)
VF Corp., Strike Price USD 97.67, Expires 5/05/11, Broker UBS Securities LLC	36,500	(113,419)

Total Over-the-Counter Call Options Written		(4,640,629)

Total Options Written
(Premiums Received – $6,889,850) – (2.2)%		(13,412,746)

Total Investments Net of Outstanding Options Written – 100.2%		625,520,215
Liabilities in Excess of Other Assets – (0.2)%		(1,363,593)

Net Assets – 100.0%		$624,156,622

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$601,562,451

Gross unrealized appreciation	$38,581,806
Gross unrealized depreciation	(1,211,296)

Net unrealized appreciation	$37,370,510

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Represents the current yield as of report date.
(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,960,825	14,936,131	25,896,956	$17,756

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	35

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks[1]	$613,036,005	–	–	$613,036,005
Short-Term Securities	25,896,956	–	–	25,896,956

Total	$638,932,961	–	–	$638,932,961

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(6,280,327)	$(7,132,419)	–	$(13,412,746)

[2]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.
36	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock Strategic Equity Dividend Trust (BDT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Building Products – 1.7%
AO Smith Corp.	52,550	$2,310,623
Masco Corp. (a)	240,500	3,227,510

		5,538,133

Capital Markets – 2.5%
Eaton Vance Corp.	165,500	5,588,935
Federated Investors, Inc., Class B	107,046	2,759,646

		8,348,581

Chemicals – 1.6%
RPM International, Inc.	151,400	3,557,900
Stepan Co.	23,950	1,723,682

		5,281,582

Commercial Banks – 8.5%
BancFirst Corp.	28,699	1,155,709
BancorpSouth, Inc.	120,500	1,632,775
Bank of Hawaii Corp.	99,600	4,859,484
Bank of the Ozarks, Inc.	44,859	1,997,571
Chemical Financial Corp.	56,145	1,130,199
Community Bank System, Inc. (a)	67,600	1,691,352
Community Trust Bancorp, Inc.	40,515	1,146,575
Cullen/Frost Bankers, Inc.	94,938	5,624,127
Iberiabank Corp.	23,800	1,428,238
S&T Bancorp, Inc.	31,200	636,792
Trustmark Corp.	60,200	1,399,048
United Bankshares, Inc.	88,000	2,302,080
Valley National Bancorp	127,800	1,830,096
WesBanco, Inc.	59,400	1,205,820

		28,039,866

Commercial Services & Supplies – 4.6%
ABM Industries, Inc.	132,800	3,229,696
Avery Dennison Corp.	76,941	3,211,517
McGrath Rentcorp	51,661	1,466,656
Mine Safety Appliances Co.	58,200	2,309,376
Pitney Bowes, Inc.	207,800	5,103,568

		15,320,813

Computers & Peripherals – 0.9%
Diebold, Inc. (a)	86,400	2,920,320

Containers & Packaging – 2.3%
Bemis Co., Inc.	95,500	2,992,970
Myers Industries, Inc.	110,348	1,177,413
Sonoco Products Co. (a)	100,800	3,483,648

		7,654,031

Contruction Materials – 2.3%
Martin Marietta Materials, Inc. (a)	43,400	3,957,646
Vulcan Materials Co. (a)	81,100	3,665,720

		7,623,366

Distributors – 0.5%
Genuine Parts Co. (a)	33,500	1,798,950

Diversified Consumer Services – 1.7%
H&R Block, Inc.	316,421	5,470,919

Diversified Telecommunication Services – 1.0%
CenturyLink, Inc. (a)	80,300	3,274,634

Electric Utilities – 2.7%
MGE Energy, Inc.	40,371	1,695,986
Northeast Utilities	163,900	5,834,840
Otter Tail Corp.	56,461	1,320,058

		8,850,884

Electrical Equipment – 3.1%
Brady Corp., Class A	109,300	4,121,703
Roper Industries, Inc.	69,400	6,002,406

		10,124,109

Energy Equipment & Services – 1.3%
Helmerich & Payne, Inc. (a)	64,600	4,285,564
Food & Staples Retailing – 1.6%
Casey’s General Stores, Inc.	38,400	1,498,752
SUPERVALU, Inc. (a)	323,100	3,638,106

		5,136,858

Food Products – 5.4%
Hormel Foods Corp.	281,700	8,284,797
J.M. Smucker Co. (The) (a)	38,005	2,853,035
Lancaster Colony Corp. (a)	47,200	2,884,392
McCormick & Co., Inc. (a)	74,300	3,649,616

		17,671,840

Gas Utilities – 10.8%
Atmos Energy Corp.	92,600	3,230,814
Energen Corp.	61,700	4,011,117
National Fuel Gas Co. (a)	64,700	4,742,510
New Jersey Resources Corp.	123,000	5,384,940
Northwest Natural Gas Co.	80,600	3,726,944
Piedmont Natural Gas Co., Inc.	100,600	3,194,050
South Jersey Industries, Inc. (a)	79,500	4,567,275
UGI Corp.	105,000	3,496,500
WGL Holdings, Inc.	80,100	3,165,552

		35,519,702

Health Care Equipment & Supplies – 2.5%
Beckman Coulter, Inc.	41,091	3,404,389
Meridian Bioscience, Inc. (a)	64,800	1,601,208
Teleflex, Inc. (a)	52,300	3,295,423

		8,301,020

Household Durables – 4.1%
Fortune Brands, Inc.	29,000	1,887,320
Leggett & Platt, Inc.	144,833	3,807,660
Stanley Black & Decker, Inc. (a)	107,400	7,802,610

		13,497,590

Industrial Conglomerates – 0.7%
Raven Industries, Inc.	41,300	2,245,068

Insurance – 6.2%
Arthur J. Gallagher & Co.	107,500	3,201,350
Cincinnati Financial Corp.	186,642	5,912,819
Erie Indemnity Co., Class A	65,000	4,707,950
Harleysville Group, Inc.	47,200	1,514,176
Mercury General Corp.	57,700	2,292,998
Old Republic International Corp.	233,100	2,953,377

		20,582,670

Leisure Equipment & Products – 2.0%
Polaris Industries, Inc.	61,500	6,483,945

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	37

Schedule of Investments (continued)	BlackRock Strategic Equity Dividend Trust (BDT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery – 5.9%
Badger Meter, Inc. (a)	59,000	$2,236,690
Dover Corp. (a)	55,500	3,776,220
Graco, Inc.	43,100	2,156,293
NACCO Industries, Inc., Class A	26,200	2,757,026
Pentair, Inc.	148,200	5,951,712
Tennant Co.	61,502	2,522,812

		19,400,753

Media – 0.4%
Meredith Corp. (a)	43,300	1,447,086

Multiline Retail – 0.9%
Family Dollar Stores, Inc.	52,400	2,840,604

Multi-Utilities – 6.1%
Black Hills Corp.	57,800	2,008,550
Integrys Energy Group, Inc.	78,200	4,094,552
MDU Resources Group, Inc.	189,100	4,517,599
NSTAR	138,600	6,417,180
Vectren Corp.	109,450	3,128,081

		20,165,962

Real Estate Investment Trusts (REITs) – 9.5%
Federal Realty Investment Trust	38,000	3,327,280
Getty Realty Corp. (a)	91,500	2,325,015
Home Properties, Inc.	88,100	5,585,540
Liberty Property Trust	63,400	2,229,778
National Retail Properties, Inc.	89,700	2,362,698
Realty Income Corp.	70,318	2,499,805
Sovran Self Storage, Inc. (a)	37,880	1,620,506
Tanger Factory Outlet Centers (a)	66,900	1,848,447
UDR, Inc.	117,000	3,029,130
Universal Health Realty Income Trust	42,625	1,837,564
Washington REIT	63,700	2,063,880
Weingarten Realty Investors	95,300	2,516,873

		31,246,516

Semiconductors & Semiconductor Equipment – 1.6%
Linear Technology Corp. (a)	150,700	5,244,360

Tobacco – 2.0%
Universal Corp.	71,600	3,106,008
Vector Group Ltd.	192,445	3,533,290

		6,639,298

Trading Companies & Distributors – 0.8%
Fastenal Co.	40,500	2,717,145

Water Utilities – 3.1%
American States Water Co.	31,925	1,114,502
Aqua America, Inc. (a)	240,300	5,418,765
California Water Service Group	33,059	1,246,985
Middlesex Water Co.	67,000	1,264,960
SJW Corp.	45,000	1,045,800

		10,091,012

Total Long-Term Investments (Cost – $292,638,007) – 98.3%		323,763,181

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	6,084,276	6,084,276

Total Short-Term Securities (Cost – $6,084,276) – 1.9%		6,084,276

Total Investments Before Outstanding Options Written (Cost – $298,722,283*) – 100.2%		329,847,457

Options Written	Contracts
Exchange-Traded Call Options Written – (0.3)%
Aqua America, Inc., Strike Price USD 22.50, Expires 6/20/11	165	(6,600)
Avery Dennison Corp., Strike Price USD 42.50, Expires 6/10/11	154	(14,537)
Badger Meter, Inc., Strike Price USD 40, Expires 5/23/11	120	(3,600)
Bemis Co., Inc., Strike Price USD 34, Expires 5/31/11	50	(1,905)
Bemis Co., Inc., Strike Price USD 32.50, Expires 6/14/11	140	(7,226)
Casey’s General Stores, Inc., Strike Price USD 40.50, Expires 6/16/11	77	(4,459)
CenturyLink, Inc., Strike Price USD 40, Expires 5/23/11	160	(19,600)
Cincinnati Financial Corp., Strike Price USD 33.50, Expires 5/26/11	370	(9,008)
Community Bank System, Inc., Strike Price USD 25, Expires 5/23/11	135	(5,062)
Diebold, Inc., Strike Price USD 35, Expires 5/23/11	170	(4,675)
Dover Corp., Strike Price USD 70, Expires 6/20/11	110	(12,375)
Fastenal Co., Strike Price USD 64, Expires 5/26/11	80	(26,720)
Fortune Brands, Inc., Strike Price USD 64, Expires 5/26/11	58	(10,724)
Genuine Parts Co., Strike Price USD 55, Expires 5/23/11	67	(2,177)
Getty Realty Corp., Strike Price USD 25, Expires 5/23/11	185	(18,500)
H&R Block, Inc., Strike Price USD 16.75, Expires 5/23/11	630	(51,633)
Helmerich & Payne, Inc., Strike Price USD 65, Expires 5/23/11	130	(35,425)
Integrys Energy Group, Inc., Strike Price USD 50.65, Expires 5/23/11	155	(28,571)
J.M. Smucker Co. (The), Strike Price USD 75, Expires 6/20/11	75	(13,875)
Lancaster Colony Corp., Strike Price USD 60, Expires 5/23/11	95	(16,388)
Liberty Property Trust, Strike Price USD 32.75, Expires 5/03/11	127	(30,734)
Linear Technology Corp., Strike Price USD 33, Expires 5/23/11	300	(61,500)
Martin Marietta Materials, Inc., Strike Price USD 90, Expires 5/23/11	86	(27,090)

See Notes to Financial Statements.
38	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Equity Dividend Trust (BDT)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (concluded)
Masco Corp., Strike Price USD 14, Expires 6/20/11	240	$(9,600)
Masco Corp., Strike Price USD 14, Expires 7/18/11	240	(12,600)
McCormick & Co., Inc., Strike Price USD 50, Expires 5/23/11	150	(5,250)
Meredith Corp., Strike Price USD 35, Expires 5/23/11	85	(5,100)
Meridian Bioscience, Inc., Strike Price USD 22.50, Expires 5/23/11	113	(27,968)
Meridian Bioscience, Inc., Strike Price USD 25, Expires 6/20/11	17	(1,657)
National Fuel Gas Co., Strike Price USD 75, Expires 6/20/11	130	(25,350)
New Jersey Resources Corp., Strike Price USD 42.75, Expires 6/10/11	100	(18,762)
Polaris Industries, Inc., Strike Price USD 107.50, Expires 6/20/11	125	(40,908)
Realty Income Corp., Strike Price USD 35, Expires 5/10/11	140	(8,919)
Roper Industries, Inc., Strike Price USD 86, Expires 5/23/11	140	(25,896)
Sonoco Products Co., Strike Price USD 35, Expires 7/18/11	200	(18,500)
South Jersey Industries, Inc., Strike Price USD 55, Expires 6/20/11	160	(47,600)
Sovran Self Storage, Inc., Strike Price USD 40, Expires 5/23/11	75	(22,125)
Stanley Black & Decker, Inc., Strike Price USD 75, Expires 5/23/11	215	(12,362)
SUPERVALU, Inc., Strike Price USD 11, Expires 6/20/11	325	(25,188)
SUPERVALU, Inc., Strike Price USD 11, Expires 7/18/11	325	(30,875)
Tanger Factory Outlet Centers, Strike Price USD 25, Expires 6/20/11	133	(36,908)
Teleflex, Inc., Strike Price USD 60, Expires 5/23/11	105	(36,750)
UGI Corp., Strike Price USD 32.25, Expires 6/14/11	210	(27,998)
United Bankshares, Inc., Strike Price USD 27.50, Expires 5/05/11	176	(143)
Vulcan Materials Co., Strike Price USD 47, Expires 5/23/11	162	(8,910)

Total Exchange-Traded Call Options Written		(861,753)

Over-the-Counter Call Options Written – (0.4)%
ABM Industries, Inc., Strike Price USD 26.20, Expires 6/06/11, Broker Citigroup Global Markets, Inc.	26,500	(3,721)
American States Water Co., Strike Price USD 34.71, Expires 6/24/11, Broker Morgan Stanley & Co., Inc.	6,400	(8,011)
AO Smith Corp., Strike Price USD 44.53, Expires 6/30/11, Broker Goldman Sachs & Co.	10,500	(10,605)
Aqua America, Inc., Strike Price USD 22.25, Expires 5/03/11, Broker UBS Securities LLC	15,800	(5,182)
Aqua America, Inc., Strike Price USD 23.18, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	15,800	(717)
Arthur J. Gallagher & Co., Strike Price USD 30.90, Expires 5/31/11, Broker UBS Securities LLC	21,500	(1,128)
Atmos Energy Corp., Strike Price USD 35.50, Expires 5/02/11, Broker Citigroup Global Markets, Inc.	9,500	(220)
Atmos Energy Corp., Strike Price USD 33.39, Expires 5/31/11, Broker Deutsche Bank Securities Corp.	9,400	(16,582)
BancFirst Corp., Strike Price USD 43.07, Expires 5/31/11, Broker UBS Securities LLC	5,700	(980)
Bank of Hawaii Corp., Strike Price USD 48.23, Expires 5/17/11, Broker Morgan Stanley & Co., Inc.	20,000	(20,161)
Bank of the Ozarks, Inc., Strike Price USD 43.74, Expires 5/13/11, Broker Credit Suisse First Boston	9,000	(9,778)
Black Hills Corp., Strike Price USD 33.48, Expires 5/27/11, Broker Morgan Stanley & Co., Inc.	11,500	(15,883)
Brady Corp., Class A, Strike Price USD 35.02, Expires 5/20/11, Broker Morgan Stanley & Co., Inc.	21,900	(59,815)
California Water Service Group, Strike Price USD 35.56, Expires 5/03/11, Broker Morgan Stanley & Co., Inc.	3,100	(6,696)
California Water Service Group, Strike Price USD 35.41, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	3,500	(8,075)
Chemical Financial Corp., Strike Price USD 20.40, Expires 5/31/11, Broker UBS Securities LLC	11,200	(4,320)
Community Trust Bancorp, Inc., Strike Price USD 28.15, Expires 5/13/11, Broker Citigroup Global Markets, Inc.	8,000	(4,267)
Cullen/Frost Bankers, Inc., Strike Price USD 58.50, Expires 5/05/11, Broker UBS Securities LLC	19,000	(17,412)
Eaton Vance Corp., Strike Price USD 33.42, Expires 6/10/11, Broker Goldman Sachs & Co.	33,000	(38,655)
Energen Corp., Strike Price USD 62.92, Expires 5/17/11, Broker Citigroup Global Markets, Inc.	12,500	(30,854)
Erie Indemnity Co., Class A, Strike Price USD 72.92, Expires 6/06/11, Broker Citigroup Global Markets, Inc.	13,000	(12,701)
Family Dollar Stores, Inc., Strike Price USD 51.62, Expires 5/13/11, Broker Morgan Stanley & Co., Inc.	10,500	(27,962)
Federal Realty Investment Trust, Strike Price USD 84, Expires 5/31/11, Broker Goldman Sachs & Co.	8,000	(33,760)
Federated Investors, Inc., Class B, Strike Price USD 26.62, Expires 6/06/11, Broker Goldman Sachs & Co.	21,400	(7,750)
Graco, Inc., Strike Price USD 42.12, Expires 5/20/11, Broker UBS Securities LLC	8,700	(68,817)
Harleysville Group, Inc., Strike Price USD 35.54, Expires 5/06/11, Broker Morgan Stanley & Co., Inc.	9,500	–
Home Properties, Inc., Strike Price USD 57.97, Expires 5/27/11, Broker Citigroup Global Markets, Inc.	17,500	(94,955)
Hormel Foods Corp., Strike Price USD 28.28, Expires 5/05/11, Broker Goldman Sachs & Co.	56,000	(63,334)
Iberiabank Corp., Strike Price USD 61.11, Expires 6/03/11, Broker Citigroup Global Markets, Inc.	5,000	(4,625)
Leggett & Platt, Inc., Strike Price USD 23.69, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	29,000	(75,400)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	39

Schedule of Investments (continued)	BlackRock Strategic Equity Dividend Trust (BDT)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
McGrath Rentcorp, Strike Price USD 27.58, Expires 6/22/11, Broker Credit Suisse First Boston	10,300	$(17,731)
MDU Resources Group, Inc., Strike Price USD 21.92, Expires 5/06/11, Broker Citigroup Global Markets, Inc.	38,000	(74,974)
Mercury General Corp., Strike Price USD 39.60, Expires 5/06/11, Broker Citigroup Global Markets, Inc.	11,500	(6,645)
MGE Energy, Inc., Strike Price USD 40.64, Expires 5/27/11, Broker UBS Securities LLC	8,000	(11,901)
Middlesex Water Co., Strike Price USD 17.87, Expires 5/13/11, Broker UBS Securities LLC	13,500	(13,862)
Mine Safety Appliances Co., Strike Price USD 36.37, Expires 5/13/11, Broker Barclays Capital, Inc.	11,600	(38,463)
Myers Industries, Inc., Strike Price USD 9.58, Expires 5/27/11, Broker Morgan Stanley & Co., Inc.	22,000	(24,246)
Industries, Inc., Class A, Strike Price USD 96.49, Expires 5/17/11, Broker UBS Securities LLC	5,000	(49,559)
National Retail Properties, Inc., Strike Price USD 26.45, Expires 6/24/11, Broker UBS Securities LLC	18,000	(7,924)
New Jersey Resources Corp., Strike Price USD 43.64, Expires 5/06/11, Broker UBS Securities LLC	14,500	(6,684)
Northeast Utilities, Strike Price USD 34.51, Expires 5/09/11, Broker Goldman Sachs & Co.	33,000	(36,097)
Northwest Natural Gas Co., Strike Price USD 46.58, Expires 5/13/11, Broker Barclays Capital, Inc.	16,100	(5,339)
NSTAR, Strike Price USD 47.61, Expires 6/06/11, Broker Morgan Stanley & Co., Inc.	13,700	(5,362)
NSTAR, Strike Price USD 44.27, Expires 6/13/11, Broker Citigroup Global Markets, Inc.	14,000	(30,394)
Old Republic International Corp., Strike Price USD 12.68, Expires 6/14/11, Broker Goldman Sachs & Co.	46,500	(14,257)
Otter Tail Corp., Strike Price USD 21.60, Expires 5/17/11, Broker Citigroup Global Markets, Inc.	11,500	(20,504)
Peidmont National Gas, Strike Price USD 29.75, Expires 5/13/11, Broker Citigroup Global Markets, Inc.	20,000	(40,100)
Pentair, Inc., Strike Price USD 36.27, Expires 5/04/11, Broker Societe General Securities Corp.	15,000	(58,365)
Pentair, Inc., Strike Price USD 40.04, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	14,700	(7,619)
Pitney Bowes, Inc., Strike Price USD 25.65, Expires 5/09/11, Broker Credit Suisse First Boston	41,500	(1,766)
Raven Industries, Inc., Strike Price USD 60.10, Expires 6/10/11, Broker UBS Securities LLC	8,300	(5,553)
RPM International, Inc., Strike Price USD 23.29, Expires 5/09/11, Broker Credit Suisse First Boston	15,000	(7,001)
RPM International, Inc., Strike Price USD 23.63, Expires 6/30/11, Broker Credit Suisse First Boston	15,000	(8,856)
S&T Bancorp, Inc., Strike Price USD 21.48, Expires 5/31/11, Broker Morgan Stanley & Co., Inc.	6,300	(2,300)
SJW Corp., Strike Price USD 23.10, Expires 5/17/11, Broker Goldman Sachs & Co.	9,000	(5,049)
Stepan Co., Strike Price USD 71.76, Expires 6/13/11, Broker Citigroup Global Markets, Inc.	4,800	(10,751)
Tennant Co., Strike Price USD 40.65, Expires 5/03/11, Broker JPMorgan Chase Securities	12,300	(9,311)
Trustmark Corp., Strike Price USD 23.21, Expires 6/03/11, Broker Morgan Stanley & Co., Inc.	12,000	(7,886)
Universal Corp., Strike Price USD 43.88, Expires 5/02/11, Broker Morgan Stanley & Co., Inc.	7,300	(1,209)
Universal Corp., Strike Price USD 41.76, Expires 5/05/11, Broker UBS Securities LLC	7,000	(11,477)
Universal Health Realty Income Trust, Strike Price USD 39.35, Expires 5/13/11, Broker Morgan Stanley & Co., Inc.	8,500	(31,960)
Valley National Bancorp, Strike Price USD 13.57, Expires 6/30/11, Broker Morgan Stanley & Co., Inc.	25,500	(7,012)
Vector Group Ltd., Strike Price USD 17.32, Expires 5/09/11, Broker Citigroup Global Markets, Inc.	38,500	(39,963)
Vectren Corp., Strike Price USD 27.33, Expires 5/06/11, Broker Morgan Stanley & Co., Inc.	8,700	(10,910)
Vectren Corp., Strike Price USD 27.35, Expires 5/31/11, Broker UBS Securities LLC	13,000	(15,990)
Washington REIT, Strike Price USD 30.74, Expires 6/14/11, Broker Morgan Stanley & Co., Inc.	12,500	(22,137)
Weingarten Realty Investors, Strike Price USD 24.31, Expires 6/03/11, Broker Citigroup Global Markets, Inc.	19,000	(39,881)
WesBanco, Inc., Strike Price USD 20.16, Expires 5/26/11, Broker UBS Securities LLC	12,000	(7,363)
WGL Holdings, Inc., Strike Price USD 37.77, Expires 6/03/11, Broker Morgan Stanley & Co., Inc.	16,000	(32,771)

Total Over-the-Counter Call Options Written		(1,401,538)

Total Options Written (Premiums Received – $1,581,972) – (0.7)%		(2,263,291)

Total Investments Net of Outstanding Options Written – 99.5%		327,584,166

Other Assets in Excess of Liabilities – 0.5%		1,665,496

Net Assets – 100.0%		$329,249,662

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$301,504,230

Gross unrealized appreciation	$39,166,852
Gross unrealized depreciation	(10,823,625)

Net unrealized appreciation	$28,343,227

See Notes to Financial Statements.
40	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock Strategic Equity Dividend Trust (BDT)

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,854,617	229,659	6,084,276	$5,616

(c)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks[1]	$323,763,181	–	–	$323,763,181
Short-Term Securities	6,084,276	–	–	6,084,276

Total	$329,847,457	–	–	$329,847,457

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(553,610)	$(1,709,681)	–	$(2,263,291)

[2]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	41

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components – 0.9%
Johnson Controls, Inc. (a)	30,800	$1,262,800

Building Products – 0.2%
Kingspan Group Plc	23,600	227,328

Chemicals – 26.2%
Agrium, Inc.	36,900	3,336,867
CF Industries Holdings, Inc. (a)	13,750	1,946,314
Incitec Pivot Ltd.	305,600	1,264,792
Israel Chemicals Ltd.	90,000	1,597,403
Johnson Matthey Plc	100,000	3,349,827
K+S AG	21,200	1,712,228
Makhteshim-Agan Industries Ltd. (b)	190,000	1,025,355
Monsanto Co. (a)	46,400	3,157,056
Mosaic Co. (The) (a)	40,100	3,001,886
Nalco Holding Co. (a)	45,400	1,326,134
Novozymes A/S, B Shares	9,800	1,694,723
Nufarm Ltd. (b)	79,160	420,515
Potash Corp. of Saskatchewan, Inc. (a)	58,500	3,298,230
Sinofert Holdings Ltd. (b)	3,099,500	1,297,918
Syngenta AG	10,300	3,642,670
Umicore	36,600	2,097,855
Wacker Chemie AG	8,500	2,104,493

		36,274,266

Commercial Services & Supplies – 2.2%
Tetra Tech, Inc. (b)	97,800	2,310,036
Tianjin Capital Environmental Protection Group Co. Ltd.	2,083,000	691,909

		3,001,945

Construction & Engineering – 2.0%
Insituform Technologies, Inc. (b)	16,300	412,553
Layne Christensen Co. (a)(b)	11,900	354,144
Quanta Services, Inc. (a)(b)	24,800	537,664
Shaw Group, Inc. (The) (a)(b)	37,200	1,447,080

		2,751,441

Electric Utilities – 3.1%
Acciona SA	5,450	633,971
Iberdrola SA	170,557	1,581,660
NextEra Energy, Inc. (a)	28,300	1,600,931
Scottish & Southern Energy Plc	20,000	453,734

		4,270,296

Electrical Equipment – 3.0%
American Superconductor Corp. (a)(b)	37,200	440,820
Gamesa Corp. Tecnologica SA (b)	60,100	564,729
General Cable Corp. (a)(b)	10,600	514,100
Nordex SE (b)	16,900	169,470
Roper Industries, Inc.	13,300	1,150,317
Vestas Wind Systems A/S (b)	37,200	1,318,178

		4,157,614

Electronic Equipment, Instruments & Components – 2.4%
Itron, Inc. (a)(b)	37,400	2,035,682
Trimble Navigation Ltd. (b)	27,310	1,279,200

		3,314,882

Food Products – 13.5%
Agria Corp. – ADR (b)	100,000	121,000
Archer-Daniels-Midland Co. (a)	47,100	1,743,642
BrasilAgro – Companhia Brasileira de Propriedades AG (b)	525,200	3,421,879
Bunge Ltd. (a)	28,600	2,157,584
Cosan Ltd., A Shares	98,700	1,228,815
Cresud SACIF y A – ADR	52,100	907,061
Illovo Sugar Ltd.	234,900	1,018,292
IOI Corp. Bhd	533,333	953,500
Sao Martinho SA	200,000	3,076,532
SLC Agricola SA	150,000	1,885,965
SunOpta, Inc. (b)	72,200	509,732
Viterra, Inc.	105,546	1,268,359
Wilmar International Ltd.	95,000	409,427

		18,701,788

Independent Power Producers & Energy Traders – 2.5%
EDF Energies Nouvelles SA	16,500	978,210
Enel Green Power SpA (b)	100,000	296,527
Iberdrola Renovables SA	351,600	1,609,710
Ormat Technologies, Inc.	21,500	535,350

		3,419,797

Industrial Conglomerates – 0.5%
Orkla ASA	66,600	674,018

Machinery – 9.2%
AGCO Corp. (b)	42,100	2,424,118
CNH Global NV (b)	29,200	1,410,360
Deere & Co. (a)	24,100	2,349,750
Hansen Transmissions International NV (b)	450,000	373,948
IDEX Corp.	13,200	619,344
Kurita Water Industries Ltd.	68,100	1,994,545
Pentair, Inc.	56,000	2,248,960
Watts Water Technologies, Inc.	34,000	1,315,800

		12,736,825

Multi-Utilities – 2.0%
Hera SpA	463,800	1,173,310
Suez Environment Co.	11,825	272,451
United Utilities Group Plc	91,181	963,523
Veolia Environnement	11,100	370,738

		2,780,022

Oil, Gas & Consumable Fuels – 2.3%
Cheniere Energy, Inc. (a)(b)	11,700	106,236
D1 Oils Plc (b)	360,099	14,285
Rentech, Inc. (b)	500,000	555,000
Sasol Ltd.	33,500	1,935,828
Sasol Ltd. – ADR	9,800	566,636

		3,177,985

Paper & Forest Products – 0.6%
Fibria Celulose SA – ADR (b)	28,500	460,275
Precious Woods Holding AG (b)	20,000	432,370

		892,645

Real Estate Investment Trusts (REITs) – 2.9%
Plum Creek Timber Co., Inc. (a)	60,900	2,624,181
Rayonier, Inc.	20,350	1,350,426

		3,974,607

Road & Rail – 0.8%
All American Latina Logistica SA	133,000	1,095,652

Semiconductors & Semiconductor Equipment – 1.7%
First Solar, Inc. (a)(b)	5,400	753,678
MEMC Electronic Materials, Inc. (a)(b)	19,400	229,502
Renewable Energy Corp. ASA (b)	39,100	138,084

See Notes to Financial Statements.
42	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Solarworld AG	48,100	$769,751
SunPower Corp., Class A (a)(b)	15,450	336,348
Suntech Power Holdings Co. Ltd. – ADR (b)	14,600	130,962

		2,358,325

Water Utilities – 22.2%
American States Water Co.	48,900	1,707,099
American Water Works Co., Inc.	64,700	1,900,886
Aqua America, Inc. (a)	119,200	2,687,960
Artesian Resources Corp., Class A	39,400	769,876
Athens Water Supply & Sewage Co. SA (The)	89,950	703,453
California Water Service Group	52,300	1,972,756
China Water Affairs Group Ltd.	4,556,000	1,728,384
Cia de Saneamento Basico do Estado de Sao Paulo	81,000	2,359,153
Cia de Saneamento de Minas Gerais-COPASA	160,000	2,845,665
Hyflux Ltd.	869,000	1,528,359
Inversiones Aguas Metropolitanas SA	1,500,000	2,456,293
Manila Water Co., Inc	5,610,000	2,361,212
Northumbrian Water Group Plc	430,900	2,525,603
Pennon Group Plc	215,200	2,377,218
Severn Trent Plc	113,500	2,853,232

		30,777,149

Total Long-Term Investments (Cost – $136,912,955) – 98.2%		135,849,385

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	2,973,494	2,973,494

Total Short-Term Securities (Cost – $2,973,494) – 2.1%		2,973,494

Total Investments Before Outstanding Options Written (Cost – $139,886,449*) – 100.3%		138,822,879

Options Written	Contracts
Exchange-Traded Call Options Written – (0.6)%
AGCO Corp., Strike Price USD 52.50, Expires 5/23/11	190	(98,969)
Agrium, Inc., Strike Price USD 90, Expires 5/23/11	83	(22,617)
Agrium, Inc., Strike Price USD 92.50, Expires 6/20/11	83	(23,448)
American Superconductor Corp., Strike Price USD 25, Expires 5/23/11	225	(1,125)
Aqua America, Inc., Strike Price USD 22.50, Expires 6/20/11	190	(7,600)
Archer-Daniels-Midland Co., Strike Price USD 36, Expires 5/23/11	212	(33,496)
Bunge Ltd., Strike Price USD 72.50, Expires 5/23/11	130	(45,500)
CF Industries Holdings, Inc., Strike Price USD 135, Expires 5/23/11	62	(55,645)
Cheniere Energy, Inc., Strike Price USD 9, Expires 5/23/11	53	(3,312)
CNH Global NV, Strike Price USD 47.50, Expires 5/18/11	132	(16,735)
Deere & Co., Strike Price USD 92.50, Expires 5/23/11	110	(63,800)
Fibria Celulose SA - ADR, Strike Price USD 15.50, Expires 6/06/11	130	(12,000)
First Solar, Inc., Strike Price USD 140, Expires 5/23/11	13	(8,288)
First Solar, Inc., Strike Price USD 145, Expires 5/23/11	12	(5,130)
General Cable Corp., Strike Price USD 45, Expires 5/23/11	48	(20,400)
Insituform Technologies, Inc., Strike Price USD 26.75, Expires 5/02/11	74	(71)
Itron, Inc., Strike Price USD 55, Expires 5/23/11	170	(16,150)
Johnson Controls, Inc., Strike Price USD 41, Expires 5/23/11	140	(13,300)
Layne Christensen Co., Strike Price USD 30, Expires 6/20/11	54	(9,315)
MEMC Electronic Materials, Inc., Strike Price USD 13, Expires 5/23/11	88	(2,068)
Monsanto Co., Strike Price USD 67.50, Expires 5/23/11	105	(19,635)
Monsanto Co., Strike Price USD 70, Expires 5/23/11	105	(8,295)
Mosaic Co. (The), Strike Price USD 80, Expires 5/23/11	180	(11,520)
Nalco Holding Co., Strike Price USD 27, Expires 5/23/11	205	(47,662)
NextEra Energy, Inc., Strike Price USD 55, Expires 5/23/11	160	(28,000)
Ormat Technologies, Inc., Strike Price USD 25.50, Expires 5/06/11	12	(176)
Plum Creek Timber Co., Inc., Strike Price USD 44, Expires 6/20/11	275	(14,988)
Potash Corp. of Saskatchewan, Inc., Strike Price USD 57.50, Expires 5/23/11	135	(16,335)
Potash Corp. of Saskatchewan, Inc., Strike Price USD 57.50, Expires 6/20/11	135	(28,148)
Quanta Services, Inc., Strike Price USD 22, Expires 5/23/11	55	(3,025)
Quanta Services, Inc., Strike Price USD 23, Expires 5/23/11	55	(1,237)
Roper Industries, Inc., Strike Price USD 86, Expires 5/23/11	60	(11,098)
Sasol Ltd.– ADR, Strike Price USD 57.50, Expires 5/27/11	98	(17,250)
Shaw Group, Inc. (The), Strike Price USD 34, Expires 5/23/11	167	(83,500)
SunPower Corp., Class A, Strike Price USD 17, Expires 5/23/11	70	(32,725)
Suntech Power Holdings Co. Ltd. – ADR, Strike Price USD 9, Expires 5/23/11	66	(2,343)
Tetra Tech, Inc., Strike Price USD 23.75, Expires 5/03/11	440	(5,724)

Total Exchange-Traded Call Options Written		(790,630)

Over-the-Counter Call Options Written – (1.2)%
Acciona SA, Strike Price EUR 81.27, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	2,500	(3,547)
All American Latina Logistica SA, Strike Price BRL 13.36, Expires 5/17/11, Broker Deutsche Bank Securities Corp.	59,900	(7,917)
American States Water Co., Strike Price USD 34.71, Expires 6/24/11, Broker Morgan Stanley & Co., Inc.	22,000	(27,539)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	43

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
American Water Works Co., Inc., Strike Price USD 28.74, Expires 6/24/11, Broker Morgan Stanley & Co., Inc.	29,500	$(28,453)
Aqua America, Inc., Strike Price USD 23.18, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	17,500	(794)
Aqua America, Inc., Strike Price USD 22.25, Expires 5/03/11, Broker UBS Securities LLC	17,200	(5,641)
BrasilAgro – Companhia Brasileira de Propriedades AG, Strike Price BRL 10.60, Expires 5/17/11, Broker Deutsche Bank Securities Corp.	39,400	(3,349)
BrasilAgro – Companhia Brasileira de Propriedades AG, Strike Price BRL 10.60, Expires 6/02/11, Broker Deutsche Bank Securities Corp.	39,400	(5,691)
BrasilAgro – Companhia Brasileira de Propriedades AG, Strike Price BRL 10.60, Expires 6/14/11, Broker Deutsche Bank Securities Corp.	39,400	(7,145)
BrasilAgro – Companhia Brasileira de Propriedades AG, Strike Price BRL 10.71, Expires 6/24/11, Broker Deutsche Bank Securities Corp.	39,000	(7,198)
BrasilAgro – Companhia Brasileira de Propriedades AG, Strike Price BRL 10.71, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	39,000	(7,594)
BrasilAgro – Companhia Brasileira de Propriedades AG, Strike Price BRL 10.71, Expires 6/30/11, Broker Deutsche Bank Securities Corp.	39,000	(7,788)
California Water Service Group, Strike Price USD 35.56, Expires 5/03/11, Broker Morgan Stanley & Co., Inc.	11,500	(24,840)
California Water Service Group, Strike Price USD 35.41, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	12,000	(27,685)
China Water Affairs Group Ltd., Strike Price HKD 2.99, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	2,050,000	(30,191)
Cia de Saneamento Basico do Estado de Sao Paulo, Strike Price BRL 46.50, Expires 5/17/11, Broker Credit Suisse First Boston	36,500	(14,939)
Cia de Saneamento de Minas Gerais-COPASA, Strike Price BRL 27.49, Expires 5/17/11, Broker Credit Suisse First Boston	36,000	(17,634)
Cia de Saneamento de Minas Gerais-COPASA, Strike Price BRL 27.49, Expires 6/02/11, Broker Credit Suisse First Boston	36,000	(21,596)
Cosan Ltd., A Shares, Strike Price USD 12.94, Expires 5/02/11, Broker UBS Securities LLC	44,500	(113)
Cresud SACIF y A – ADR, Strike Price USD 17.66, Expires 6/22/11, Broker UBS Securities LLC	23,400	(12,069)
EDF Energies Nouvelles SA, Strike Price EUR 32.89, Expires 5/04/11, Broker Barclays Capital, Inc.	7,500	(79,276)
Enel Green Power SpA, Strike Price EUR 2, Expires 6/07/11, Broker UBS Securities LLC	45,000	(3,293)
Gamesa Corp. Tecnologica SA, Strike Price EUR 7.38, Expires 5/16/11, Broker Societe General Securities Corp.	33,800	(1,011)
Hansen Transmissions International NV, Strike Price GBP 0.47, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	203,000	(15,252)
Hera SpA, Strike Price EUR 1.63, Expires 5/04/11, Broker Barclays Capital, Inc.	209,000	(24,332)
Hyflux Ltd., Strike Price SGD 2.20, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	391,000	(17,386)
Iberdrola Renovables SA, Strike Price EUR 3.09, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	158,000	(10,838)
Iberdrola SA, Strike Price EUR 6.13, Expires 6/15/11, Broker Societe General Securities Corp.	77,000	(30,130)
IDEX Corp., Strike Price USD 46.56, Expires 6/22/11, Broker Credit Suisse First Boston	6,000	(7,939)
Illovo Sugar Ltd., Strike Price ZAR 27.27, Expires 5/16/11, Broker Credit Suisse First Boston	105,700	(21,355)
Incitec Pivot Ltd., Strike Price AUD 4.00, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	137,500	(21,023)
Inversiones Aguas Metropolitanas SA, Strike Price CLP 741.20, Expires 5/17/11, Broker UBS Securities LLC	225,000	(10,091)
Inversiones Aguas Metropolitanas SA, Strike Price CLP 741.20, Expires 6/02/11, Broker UBS Securities LLC	225,000	(12,402)
Inversiones Aguas Metropolitanas SA, Strike Price CLP 741.20, Expires 6/14/11, Broker UBS Securities LLC	225,000	(13,817)
IOI Corp. Bhd, Strike Price MYR 5.43, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	240,000	(8,393)
Israel Chemicals Ltd., Strike Price ILS 58.30, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	40,500	(32,629)
Johnson Matthey Plc, Strike Price GBP 18.92, Expires 5/16/11, Broker Societe General Securities Corp.	45,000	(91,152)
K+S AG, Strike Price EUR 49.91, Expires 5/16/11, Broker Societe General Securities Corp.	9,600	(67,938)
Kingspan Group Plc, Strike Price EUR 6.38, Expires 5/04/11, Broker Societe General Securities Corp.	5,300	(1,380)
Kingspan Group Plc, Strike Price EUR 6.38, Expires 5/16/11, Broker Societe General Securities Corp.	5,300	(2,001)
Kurita Water Industries Ltd., Strike Price JPY 2,380.26, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	31,000	(44,445)
Makhteshim-Agan Industries Ltd., Strike Price ILS 18.79, Expires 5/16/11, Broker Credit Suisse First Boston	85,000	(1,678)
Manila Water Co., Inc., Strike Price PHP 18.16, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	2,500,000	(25,675)
Nordex SE, Strike Price EUR 6.03, Expires 5/04/11, Broker Barclays Capital, Inc.	7,600	(9,075)
Northumbrian Water Group Plc, Strike Price GBP 3.34, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	97,000	(28,267)
Northumbrian Water Group Plc, Strike Price GBP 3.39, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	97,000	(25,990)
Novozymes A/S, B Shares, Strike Price DKK 790.33, Expires 5/04/11, Broker Barclays Capital, Inc.	4,400	(70,254)
Nufarm Ltd., Strike Price AUD 5.17, Expires 6/28/11, Broker UBS Securities LLC	35,700	(8,560)
Orkla ASA, Strike Price NOK 51.81, Expires 5/04/11, Broker Barclays Capital, Inc.	30,000	(8,325)

See Notes to Financial Statements.
44	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Ormat Technologies, Inc., Strike Price USD 24.01, Expires 5/06/11, Broker Morgan Stanley & Co., Inc.	8,500	$(8,575)
Pennon Group Plc, Strike Price GBP 6.36, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	95,000	(43,793)
Pentair, Inc., Strike Price USD 36.27, Expires 5/04/11, Broker Societe General Securities Corp.	13,000	(50,583)
Pentair, Inc., Strike Price USD 40.04, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	12,200	(6,324)
Rayonier, Inc., Strike Price USD 62.29, Expires 6/02/11, Broker Citigroup Global Markets, Inc.	9,200	(38,275)
Renewable Energy Corp. ASA, Strike Price NOK 17.87, Expires 5/04/11, Broker Barclays Capital, Inc.	17,600	(2,335)
Sao Martinho SA, Strike Price BRL 24.32, Expires 5/17/11, Broker UBS Securities LLC	24,200	(7,956)
Sao Martinho SA, Strike Price BRL 24.32, Expires 6/02/11, Broker UBS Securities LLC	24,200	(11,274)
Sao Martinho SA, Strike Price BRL 25.24, Expires 6/14/11, Broker Credit Suisse First Boston	41,600	(13,461)
Scottish & Southern Energy Plc, Strike Price GBP 13.30, Expires 6/07/11, Broker Societe General Securities Corp.	9,000	(5,555)
Severn Trent Plc, Strike Price GBP 14.80, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	51,000	(33,161)
Sinofert Holdings Ltd., Strike Price HKD 3.23, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	1,394,000	(40,038)
SLC Agricola SA, Strike Price BRL 22.59, Expires 5/17/11, Broker Credit Suisse First Boston	33,700	(265)
SLC Agricola SA, Strike Price BRL 21.05, Expires 6/14/11, Broker Credit Suisse First Boston	33,800	(8,160)
Solarworld AG, Strike Price EUR 8.27, Expires 5/04/11, Broker Barclays Capital, Inc.	21,700	(80,501)
Suez Environnement Co., Strike Price EUR 14.80, Expires 5/04/11, Broker Societe General Securities Corp.	5,400	(6,070)
SunOpta, Inc., Strike Price USD 7.17, Expires 5/26/11, Broker UBS Securities LLC	32,500	(7,934)
Syngenta AG, Strike Price CHF 304.41, Expires 5/05/11, Broker Credit Suisse First Boston	4,700	(20,283)
Tianjin Capital Environmental Protection Group Co. Ltd., Strike Price HKD 2.61, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	938,000	(9,987)
Trimble Navigation Ltd., Strike Price USD 47.55, Expires 5/03/11, Broker UBS Securities LLC	12,300	(8,014)
Umicore, Strike Price EUR 35.70, Expires 5/05/11, Broker Credit Suisse First Boston	16,500	(73,190)
United Utilities Group Plc, Strike Price GBP 6.03, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	41,000	(20,298)
Veolia Environnement, Strike Price EUR 22.37, Expires 5/04/11, Broker Barclays Capital, Inc.	5,000	(2,284)
Vestas Wind Systems A/S, Strike Price DKK 183.42, Expires 5/04/11, Broker Barclays Capital, Inc.	15,700	(4,748)
Viterra, Inc., Strike Price CAD 11.26, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	12,500	(2,717)
Viterra, Inc., Strike Price CAD 11.43, Expires 5/31/11, Broker UBS Securities LLC	45,000	(14,988)
Wacker Chemie AG, Strike Price EUR 136.60, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	3,900	(176,749)
Watts Water Technologies, Inc., Strike Price USD 37.01, Expires 6/06/11, Broker Citigroup Global Markets, Inc.	15,300	(33,245)
Wilmar International Ltd., Strike Price SGD 5.39, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	43,000	(4,843)

Total Over-the-Counter Call Options Written		(1,691,236)

Total Options Written (Premiums Received – $1,809,553) – (1.8)%		(2,481,866)

Total Investments Net of Outstanding Options Written – 98.5%		136,341,013
Other Assets in Excess of Liabilities – 1.5%		2,049,633

Net Assets – 100.0%		$138,390,646

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$153,299,319

Gross unrealized appreciation	$434,530
Gross unrealized depreciation	(14,910,970)

Net unrealized depreciation	$(14,476,440)

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.
(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,825,217	(2,851,723)	2,973,494	$3,913

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	45

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

•	Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	26,034	JPY	2,118,000	Deutsche bank Securities	5/09/11	$(78)
USD	28,711	HKD	223,000	Citigroup Global Markets, Inc.	5/04/11	(4)
USD	6,531	SGD	8,000	Citigroup Global Markets, Inc.	5/04/11	(5)
USD	18,777	SGD	23,000	Citigroup Global Markets, Inc.	5/04/11	(13)
USD	35,148	HKD	273,000	Citigroup Global Markets, Inc.	5/04/11	(5)
USD	37,016	AUD	34,000	Deutsche Bank Securities Corp.	5/03/11	(236)
USD	83,041	CHF	72,000	Citigroup Global Markets, Inc.	5/03/11	(196)

Total						$(537)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Auto Components	$1,262,800	–	–	$1,262,800
Building Products	–	$227,328	–	227,328
Chemicals	16,066,487	20,207,779	–	36,274,266
Commercial Services & Supplies	2,310,036	691,909	–	3,001,945
Construction & Engineering	2,751,441	–	–	2,751,441
Electric Utilities	1,600,931	2,669,365	–	4,270,296
Electrical Equipment	2,105,237	2,052,377	–	4,157,614
Electronic Equipment, Instruments & Components	3,314,882	–	–	3,314,882
Food Products	16,320,569	2,381,219	–	18,701,788
Independent Power Producers & Energy Traders	2,441,587	978,210	–	3,419,797
Industrial Conglomerates	–	674,018	–	674,018
Machinery	10,742,280	1,994,545	–	12,736,825
Multi-Utilities	–	2,780,022	–	2,780,022
Oil, Gas & Consumable Fuels	1,242,157	1,935,828	–	3,177,985
Paper & Forest Products	892,645	–	–	892,645
Real Estate Investment Trusts (REITs)	3,974,607	–	–	3,974,607
Road & Rail	1,095,652	–	–	1,095,652
Semiconductors & Semiconductor Equipment	1,450,490	907,835	–	2,358,325
Water Utilities	19,928,744	10,848,405	–	30,777,149
Short-Term Securities	2,973,494	–	–	2,973,494

Total	$90,474,039	$48,348,840	–	$138,822,879

See Notes to Financial Statements.
46	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock EcoSolutions Investment Trust (BQR)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(628,607)	$(1,853,259)	–	$(2,481,866)
Foreign currency exchange contracts .	(537)	–	–	(537)

Total	$(629,144)	$(1,853,259)	–	$(2,482,403)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	47

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering – 0.7%
MYR Group, Inc. (a)(b)	269,231	$6,711,929

Energy Equipment & Services – 15.5%
Cameron International Corp. (b)	446,000	23,513,120
Core Laboratories NV (c)	85,000	8,158,300
Halliburton Co. (c)	518,800	26,189,024
National Oilwell Varco, Inc. (c)	365,500	28,030,195
Schlumberger Ltd. (c)	128,000	11,488,000
Technip SA	197,800	22,317,821
Transocean Ltd. (b)(c)	265,200	19,293,300
Weatherford International Ltd. (b)(c)	563,000	12,149,540

		151,139,300

Metals & Mining – 2.6%
Goldcorp, Inc. (c)	90,300	5,041,449
Pan American Silver Corp. (c)	177,100	6,389,768
Silver Wheaton Corp. (c)	346,000	14,054,520

		25,485,737

Oil, Gas & Consumable Fuels – 76.9%
Alpha Natural Resources, Inc. (b)(c)	316,700	18,422,439
AltaGas Ltd.	470,900	12,631,657
Anadarko Petroleum Corp. (c)	386,900	30,541,886
Apache Corp. (c)	204,100	27,220,817
Arch Coal, Inc. (c)	535,300	18,360,790
Brigham Exploration Co. (b)(c)	652,300	21,871,619
Cabot Oil & Gas Corp. (c)	200,100	11,261,628
Cheniere Energy, Inc. (b)(c)	1,008,031	9,152,921
Cimarex Energy Co. (c)	148,000	16,367,320
Consol Energy, Inc. (c)	257,100	13,906,539
Crescent Point Energy Corp.	313,000	14,211,785
DCP Midstream Partners LP	144,800	6,450,840
El Paso Corp. (c)	746,500	14,489,565
Energy XXI (Bermuda) Ltd. (b)(c)	444,900	16,127,625
EOG Resources, Inc. (c)	294,000	33,195,540
EQT Corp. (c)	474,400	24,958,184
EXCO Resources, Inc. (c)	572,000	11,983,400
International Coal Group, Inc. (b)(c)	723,200	7,976,896
Keyera Corp.	429,767	17,823,873
MarkWest Energy Partners LP	206,200	10,514,138
Massey Energy Co. (c)	726,200	49,555,888
Nordic American Tanker Shipping Ltd.	277,900	6,386,142
Nuvista Energy Ltd. (b)	593,400	5,995,777
Occidental Petroleum Corp. (c)	358,000	40,915,820
ONEOK Partners LP	176,400	15,089,256
Peabody Energy Corp. (c)	469,600	31,378,672
Pembina Pipeline Corp.	277,000	6,748,243
Penn Virginia Corp.	872,600	13,490,396
Petrohawk Energy Corp. (b)(c)	2,291,000	61,879,910
Petroleo Brasileiro SA – ADR (c)	548,900	18,316,793
Petroleum Development Corp. (b)(c)	158,900	6,327,398
Plains All American Pipeline LP	171,900	11,042,856
QEP Resources, Inc.	202,800	8,665,644
Range Resources Corp. (c)	373,500	21,084,075
Royal Dutch Shell Plc, Class A – ADR	231,600	17,944,368
Ship Finance International Ltd.	468,500	9,365,315
SM Energy Co. (c)	77,000	5,841,220
Southwestern Energy Co. (b)(c)	455,000	19,956,300
Targa Resources Partners LP	135,100	4,747,414
Whiting Petroleum Corp. (b)(c)	640,800	44,535,600
Williams Partners LP	293,100	16,354,979

		753,091,528

Total Long-Term Investments (Cost – $653,695,922) – 95.7%		936,428,494

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	48,176,237	48,176,237

Total Short-Term Securities (Cost – $48,176,237) – 4.9%		48,176,237

Total Investments Before Outstanding Options Written (Cost – $701,872,159*) – 100.6%		984,604,731

Options Written	Contracts
Exchange-Traded Call Options Written – (0.9)%
Alpha Natural Resources, Inc., Strike Price USD 60, Expires 5/23/11	900	(111,150)
Alpha Natural Resources, Inc., Strike Price USD 60, Expires 6/20/11	100	(22,350)
Alpha Natural Resources, Inc., Strike Price USD 57.50, Expires 6/20/11	200	(67,000)
Anadarko Petroleum Corp., Strike Price USD 82.50, Expires 5/23/11	325	(34,450)
Anadarko Petroleum Corp., Strike Price USD 80, Expires 5/23/11	650	(125,125)
Anadarko Petroleum Corp., Strike Price USD 82.50, Expires 6/20/11	325	(68,088)
Apache Corp., Strike Price USD 130, Expires 5/23/11	100	(50,750)
Apache Corp., Strike Price USD 125, Expires 6/20/11	490	(507,150)
Apache Corp., Strike Price USD 130, Expires 7/18/11	120	(98,100)
Arch Coal, Inc., Strike Price USD 35, Expires 5/23/11	500	(35,250)
Arch Coal, Inc., Strike Price USD 35, Expires 6/20/11	500	(62,500)
Brigham Exploration Co., Strike Price USD 35, Expires 5/23/11	500	(38,750)
Brigham Exploration Co., Strike Price USD 36, Expires 5/23/11	500	(26,250)
Brigham Exploration Co., Strike Price USD 37, Expires 5/23/11	500	(15,000)
Brigham Exploration Co., Strike Price USD 36, Expires 6/20/11	250	(27,500)
Cabot Oil & Gas Corp., Strike Price USD 50, Expires 5/23/11	360	(232,200)
Cabot Oil & Gas Corp., Strike Price USD 55, Expires 6/20/11	340	(117,300)
Cheniere Energy, Inc., Strike Price USD 10, Expires 6/20/11	3,750	(253,125)
Cimarex Energy Co., Strike Price USD 115, Expires 5/23/11	520	(81,900)
Consol Energy, Inc., Strike Price USD 55, Expires 5/23/11	200	(26,400)
Consol Energy, Inc., Strike Price USD 52.50, Expires 5/23/11	700	(183,400)

See Notes to Financial Statements.
48	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (continued)
Core Laboratories NV, Strike Price USD 100, Expires 5/23/11	75	$(3,938)
Core Laboratories NV, Strike Price USD 100, Expires 6/20/11	115	(18,400)
Core Laboratories NV, Strike Price USD 100, Expires 7/18/11	115	(24,551)
El Paso Corp., Strike Price USD 18, Expires 5/23/11	1,000	(152,000)
El Paso Corp., Strike Price USD 18.60, Expires 6/02/11	625	(72,961)
El Paso Corp., Strike Price USD 20, Expires 6/20/11	200	(11,100)
Energy XXI (Bermuda) Ltd., Strike Price USD 34, Expires 5/23/11	165	(47,850)
Energy XXI (Bermuda) Ltd., Strike Price USD 33, Expires 5/23/11	165	(61,875)
Energy XXI (Bermuda) Ltd., Strike Price USD 35, Expires 5/23/11	365	(79,388)
Energy XXI (Bermuda) Ltd., Strike Price USD 36, Expires 5/23/11	365	(57,488)
Energy XXI (Bermuda) Ltd., Strike Price USD 37, Expires 5/23/11	125	(12,812)
Energy XXI (Bermuda) Ltd., Strike Price USD 36, Expires 6/20/11	500	(123,750)
EOG Resources, Inc., Strike Price USD 115, Expires 5/23/11	1,000	(219,000)
EQT Corp., Strike Price USD 50, Expires 6/20/11	620	(204,600)
EXCO Resources, Inc., Strike Price USD 21, Expires 5/23/11	750	(30,000)
EXCO Resources, Inc., Strike Price USD 21, Expires 6/20/11	783	(58,725)
Goldcorp, Inc., Strike Price USD 55, Expires 5/23/11	250	(49,500)
Goldcorp, Inc., Strike Price USD 55, Expires 6/20/11	66	(18,810)
Halliburton Co., Strike Price USD 46, Expires 5/23/11	650	(308,750)
Halliburton Co., Strike Price USD 47, Expires 5/23/11	650	(250,250)
Halliburton Co., Strike Price USD 48, Expires 5/23/11	515	(157,075)
International Coal Group, Inc., Strike Price USD 11, Expires 5/23/11	250	(14,375)
International Coal Group, Inc., Strike Price USD 12, Expires 5/23/11	65	(1,788)
International Coal Group, Inc., Strike Price USD 12, Expires 6/20/11	965	(43,425)
Massey Energy Co., Strike Price USD 70, Expires 5/23/11	800	(91,600)
National Oilwell Varco, Inc., Strike Price USD 80, Expires 5/23/11	200	(17,800)
National Oilwell Varco, Inc., Strike Price USD 85, Expires 5/23/11	1,010	(21,715)
National Oilwell Varco, Inc., Strike Price USD 85, Expires 6/20/11	100	(7,900)
Occidental Petroleum Corp., Strike Price USD 100, Expires 5/23/11	750	(1,089,375)
Occidental Petroleum Corp., Strike Price USD 110, Expires 5/23/11	100	(57,750)
Occidental Petroleum Corp., Strike Price USD 100, Expires 5/27/11	110	(157,502)
Occidental Petroleum Corp., Strike Price USD 105, Expires 6/20/11	250	(270,625)
Pan American Silver Corp., Strike Price USD 40, Expires 5/23/11	620	(31,000)
Peabody Energy Corp., Strike Price USD 75, Expires 5/23/11	245	(3,062)
Penn Virginia Corp., Strike Price USD 16, Expires 6/20/11	500	(20,308)
Petrohawk Energy Corp., Strike Price USD 24, Expires 5/23/11	1,350	(445,500)
Petrohawk Energy Corp., Strike Price USD 25, Expires 5/23/11	1,350	(332,775)
Petrohawk Energy Corp., Strike Price USD 26, Expires 5/23/11	999	(176,823)
Petrohawk Energy Corp., Strike Price USD 27, Expires 5/23/11	875	(105,000)
Petrohawk Energy Corp., Strike Price USD 29, Expires 5/23/11	450	(22,050)
Petrohawk Energy Corp., Strike Price USD 28, Expires 6/20/11	875	(120,313)
Petrohawk Energy Corp., Strike Price USD 27, Expires 6/20/11	450	(81,900)
Petroleo Brasileiro SA - ADR, Strike Price USD 35, Expires 6/20/11	500	(32,500)
Petroleum Development Corp., Strike Price USD 46, Expires 5/06/11	215	(163)
Petroleum Development Corp., Strike Price USD 50, Expires 5/23/11	100	(2,500)
Petroleum Development Corp., Strike Price USD 46, Expires 5/26/11	215	(4,627)
Petroleum Development Corp., Strike Price USD 48, Expires 5/26/11	125	(9,357)
Range Resources Corp., Strike Price USD 55, Expires 5/23/11	500	(127,500)
Range Resources Corp., Strike Price USD 55, Expires 6/20/11	870	(313,200)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 70, Expires 5/10/11	810	(605,880)
Schlumberger Ltd., Strike Price USD 90, Expires 5/23/11	500	(99,250)
Ship Finance International Ltd., Strike Price USD 20.50, Expires 5/02/11	200	(285)
Silver Wheaton Corp., Strike Price USD 44, Expires 5/23/11	450	(44,775)
Silver Wheaton Corp., Strike Price USD 43, Expires 5/23/11	375	(48,000)
Silver Wheaton Corp., Strike Price USD 45, Expires 6/20/11	450	(78,300)
SM Energy Co., Strike Price USD 75, Expires 5/23/11	270	(83,700)
Southwestern Energy Co., Strike Price USD 43, Expires 5/23/11	500	(77,750)
Southwestern Energy Co., Strike Price USD 42, Expires 6/20/11	614	(174,683)
Southwestern Energy Co., Strike Price USD 41, Expires 6/20/11	500	(180,000)
Transocean Ltd., Strike Price USD 80, Expires 5/23/11	900	(35,100)
Weatherford International Ltd., Strike Price USD 22, Expires 5/23/11	500	(21,250)
Weatherford International Ltd., Strike Price USD 24, Expires 5/23/11	500	(3,000)
Weatherford International Ltd., Strike Price USD 22, Expires 6/20/11	485	(41,710)
Weatherford International Ltd., Strike Price USD 23, Expires 6/20/11	485	(24,492)
Whiting Petroleum Corp., Strike Price USD 70, Expires 5/23/11	650	(121,875)

Total Exchange-Traded Call Options Written		(9,389,044)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	49

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written – (0.3)%
Brigham Exploration Co., Strike Price USD 35.19, Expires 5/31/11, Broker Citigroup Global Markets, Inc.	50,000	$(42,254)
Cameron International Corp., Strike Price USD 61.40, Expires 5/04/11, Broker Citigroup Global Markets, Inc.	80,000	(51)
Cameron International Corp., Strike Price USD 62.01, Expires 5/10/11, Broker Citigroup Global Markets, Inc.	80,000	(1,385)
Crescent Point Energy Corp., Strike Price CAD 45.44, Expires 5/20/11, Broker Goldman Sachs & Co.	80,000	(6,029)
Crescent Point Energy Corp., Strike Price CAD 48, Expires 5/23/11, Broker T.D. Securities	100	(898)
El Paso Corp., Strike Price USD 18.17, Expires 5/05/11, Broker UBS Securities LLC	100,000	(124,720)
EQT Corp., Strike Price USD 50.39, Expires 5/27/11, Broker Morgan Stanley & Co., Inc.	73,000	(176,095)
EQT Corp., Strike Price USD 46.84, Expires 6/17/11, Broker Morgan Stanley & Co., Inc.	31,000	(180,839)
International Coal Group, Inc., Strike Price USD 10.60, Expires 5/05/11, Broker Morgan Stanley & Co., Inc.	75,000	(39,216)
International Coal Group, Inc., Strike Price USD 10.60, Expires 5/10/11, Broker Morgan Stanley & Co., Inc.	75,000	(47,015)
Massey Energy Co., Strike Price USD 65.55, Expires 6/03/11, Broker Deutsche Bank Securities Corp.	100,000	(428,546)
Nuvista Energy Ltd., Strike Price CAD 9.24, Expires 5/20/11, Broker Credit Suisse First Boston	105,000	(48,735)
Nuvista Energy Ltd., Strike Price CAD 10, Expires 6/20/11, Broker T.D. Securities	910	(24,045)
Peabody Energy Corp., Strike Price USD 72.73, Expires 5/04/11, Broker Credit Suisse First Boston	65,000	(355)
Peabody Energy Corp., Strike Price USD 73.44, Expires 5/10/11, Broker Credit Suisse First Boston	65,000	(2,922)
Petrohawk Energy Corp., Strike Price USD 24.92, Expires 5/12/11, Broker Deutsche Bank Securities Corp.	209,500	(483,273)
Petroleo Brasileiro SA - ADR, Strike Price USD 35.17, Expires 5/17/11, Broker Goldman Sachs & Co.	92,500	(18,802)
Petroleo Brasileiro SA - ADR, Strike Price USD 33.56, Expires 6/27/11, Broker Morgan Stanley & Co., Inc.	49,500	(52,767)
Plains All American Pipeline LP, Strike Price USD 65.40, Expires 6/27/11, Broker Morgan Stanley & Co., Inc.	60,000	(30,989)
QEP Resources, Inc., Strike Price USD 42.16, Expires 5/13/11, Broker Citigroup Global Markets, Inc.	30,000	(31,085)
QEP Resources, Inc., Strike Price USD 39.08, Expires 5/31/11, Broker Deutsche Bank Securities Corp.	43,000	(161,080)
Ship Finance International Ltd., Strike Price USD 21.27, Expires 5/26/11, Broker Credit Suisse First Boston	21,000	(1,316)
Ship Finance International Ltd., Strike Price USD 20.32, Expires 6/06/11, Broker Goldman Sachs & Co.	40,000	(12,939)
Ship Finance International Ltd., Strike Price USD 21, Expires 6/24/11, Broker Banc of America Securities	50,000	(18,750)
Technip SA, Strike Price EUR 73.11, Expires 5/04/11, Broker Barclays Capital, Inc.	69,500	(336,523)
Whiting Petroleum Corp., Strike Price USD 69.01, Expires 5/04/11, Broker UBS Securities LLC	55,000	(72,393)
Whiting Petroleum Corp., Strike Price USD 65.84, Expires 5/09/11, Broker Credit Suisse First Boston	78,000	(305,385)
Whiting Petroleum Corp., Strike Price USD 69.69, Expires 5/10/11, Broker UBS Securities LLC	55,000	(74,340)

Total Over-the-Counter Call Options Written		(2,722,747)

Total Options Written (Premiums Received – $10,807,093) – (1.2)%		(12,111,791)

Total Investments Net of Outstanding Options Written – 99.4%		972,492,940
Other Assets in Excess of Liabilities – 0.6%		6,334,698

Net Assets – 100.0%		$978,827,638

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$686,100,125

Gross unrealized appreciation	$304,985,930
Gross unrealized depreciation	(6,481,324)

Net unrealized appreciation	$298,504,606

(a)	Restricted security as to resale acquired 12/20/07. As of April 30, 2011 the Trust held 0.7% of its net assets, with a current market value of $6,711,929 and an original cost of $3,500,003 in these securities.
(b)	Non-income producing security.
(c)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(d)	Represents the current yield as of report date.
(e)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	48,176,237	48,176,237	$20,870
BlackRock Liquidity Series, LLC Money Market Series	–	–	–	$16,359

See Notes to Financial Statements.
50	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Construction & Engineering	–	$6,711,929	–	$6,711,929
Energy Equipment & Services	$128,821,479	22,317,821	–	151,139,300
Metals & Mining	25,485,737	–	–	25,485,737
Oil, Gas & Consumable Fuels	753,091,528	–	–	753,091,528
Short-Term Securities	48,176,237	–	–	48,176,237

Total	$955,574,981	$29,029,750	–	$984,604,731

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(8,518,352)	$(3,593,439)	–	$(12,111,791)

[1]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	51

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 1.5%
BHP Billiton Ltd. - ADR (a)	104,800	$10,609,952
Newcrest Mining Ltd.	201,600	9,181,796

		19,791,748

Austria – 0.3%
Erste Group Bank AG	84,300	4,256,077

Belgium – 0.8%
Anheuser-Busch InBev NV	175,300	11,187,303

Brazil – 1.9%
Banco Bradesco SA - ADR	400,200	8,096,046
Banco Bradesco SA, Preference Shares	229,300	4,544,606
BM&FBOVESPA SA	1,098,844	8,249,013
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (a)	75,100	4,394,852

		25,284,517

British Virgin Islands – 0.2%
Arcos Dorados Holdings, Inc., Class A (b)	101,200	2,229,436

Canada – 4.0%
Bankers Petroleum Ltd. (b)	780,000	6,842,467
Barrick Gold Corp.	40,900	2,086,309
Canadian Natural Resources Ltd. (a)	132,200	6,208,112
First Quantum Minerals Ltd.	35,800	5,101,637
Manulife Financial Corp.	406,100	7,292,331
Petrominerales Ltd.	207,000	7,922,074
Sun Life Financial, Inc.	208,600	6,828,032
Suncor Energy, Inc. (a)	82,900	3,816,716
Suncor Energy, Inc.	65,300	3,009,811
Toronto-Dominion Bank (The)	61,000	5,281,530

		54,389,019

China – 1.1%
China Construction Bank Corp., H Shares	9,377,900	8,880,141
China Merchants Bank Co. Ltd., H Shares	2,009,800	5,191,840
Lentuo International, Inc. - ADR (b)	170,900	522,954

		14,594,935

Denmark – 0.9%
Carlsberg A/S, Class B	58,400	6,929,453
Pandora A/S	105,500	4,752,120

		11,681,573

France – 3.4%
BNP Paribas	77,480	6,125,153
Cie de St-Gobain	145,500	10,039,457
Danone	83,700	6,128,213
LVMH Moet Hennessy Louis Vuitton SA	40,300	7,235,360
Technip SA	91,300	10,301,401
Unibail-Rodamco SE - REIT	25,926	6,065,533

		45,895,117

Germany – 8.3%
BASF SE	113,500	11,654,644
Bayer AG	83,600	7,339,637
Bayerische Motoren Werke AG	113,700	10,704,715
Continental AG (b)	65,800	6,597,529
Fresenius Medical Care AG & Co. KGaA	139,800	10,994,877
K+S AG	117,900	9,522,249
Kabel Deutschland Holding AG (b)	156,100	9,751,373
Merck KGaA	71,500	7,574,139
Metro AG	88,100	6,465,824
SAP AG - ADR	137,500	8,872,875
Siemens AG	78,400	11,403,985
Volkswagen AG, Preference Shares (b)	53,801	10,589,027

		111,470,874

Gibraltar – 0.1%
Bwin.Party Digital Entertainment Plc (b)	459,393	1,177,205

Hong Kong – 2.9%
AIA Group Ltd. (b)	2,702,400	9,113,826
Cheung Kong Holdings Ltd.	263,000	4,150,785
China Resources Enterprise Ltd.	1,072,400	4,330,569
China Unicom Hong Kong Ltd.	2,876,200	5,882,659
Hong Kong Exchanges and Clearing Ltd.	276,600	6,325,308
Wharf Holdings Ltd.	1,172,800	8,606,329

		38,409,476

India – 0.7%
ICICI Bank Ltd.	371,000	9,375,706

Ireland – 0.8%
Accenture Plc	120,200	6,867,026
WPP Plc	305,000	3,995,009

		10,862,035

Italy – 0.9%
Enel SpA	1,049,600	7,485,063
Intesa Sanpaolo SpA	1,376,900	4,573,317

		12,058,380

Japan – 8.1%
Bridgestone Corp.	385,600	8,516,521
Dena Co. Ltd.	145,700	5,469,604
Hino Motors Ltd.	1,231,700	5,838,017
ITOCHU Corp.	1,162,300	12,107,820
Japan Tobacco, Inc.	1,953	7,589,939
Komatsu Ltd.	145,000	5,112,613
Marubeni Corp.	973,800	7,114,222
Mitsubishi Chemical Holdings Corp.	774,800	5,246,470
ORIX Corp.	66,000	6,484,180
SMC Corp.	44,500	8,129,059
Softbank Corp.	213,300	9,000,582
Sumitomo Electric Industries Ltd.	550,100	7,659,128
Sumitomo Heavy Industries Ltd.	1,744,200	11,502,063
Sumitomo Mitsui Financial Group, Inc.	185,400	5,758,871
Tokio Marine Holdings, Inc.	109,800	3,071,593

		108,600,682

Malaysia – 0.4%
CIMB Group Holdings Bhd	2,148,800	5,948,764

Mexico – 0.7%
Fomento Economico Mexicano SAB de CV - ADR	82,800	5,208,120
Grupo Modelo SAB de CV, Series C	692,200	4,386,493

		9,594,613

Netherlands – 3.5%
Aegon NV (b)	859,500	6,831,685
Akzo Nobel NV	122,900	9,529,456
Corio NV - REIT	41,100	2,910,143
ING Groep NV (b)	490,800	6,465,925
Royal Dutch Shell Plc, Class A - ADR (a)	223,000	17,278,040
VimpelCom Ltd. - ADR (a)	295,000	4,298,150

		47,313,399

See Notes to Financial Statements.
52	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Norway – 1.2%
DnB NOR ASA (b)	258,400	$4,201,750
Subsea 7 SA	260,500	6,861,594
Yara International ASA	89,500	5,239,836

		16,303,180

Russia – 0.8%
Lukoil OAO – ADR	88,700	6,182,390
Rosneft Oil Co. – GDR	476,800	4,270,316

		10,452,706

South Africa – 0.4%
Naspers Ltd., N Shares	94,800	5,709,063

South Korea – 4.9%
Dongbu Insurance Co. Ltd.	195,300	9,312,619
GS Engineering & Construction Corp.	76,000	9,159,987
Hyundai Engineering & Construction Co. Ltd.	167,100	14,037,054
Kia Motors Corp.	135,400	9,740,488
KT Corp. – ADR	306,900	6,230,070
Samsung Electronics Co. Ltd.	13,700	11,443,347
Samsung Life Insurance Co. Ltd.	70,800	6,427,734

		66,351,299

Spain – 0.9%
Telefonica SA	452,300	12,151,131

Sweden – 0.4%
Volvo AB, B Shares	283,000	5,561,612

Switzerland – 4.3%
Adecco SA	162,700	11,627,340
Cie Financiere Richemont SA	106,900	6,914,201
Julius Baer Group Ltd. (b)	76,400	3,575,349
Novartis AG	90,900	5,390,386
Roche Holding AG	67,900	11,021,522
Weatherford International Ltd. (a)(b)	385,100	8,310,458
Xstrata Plc	413,300	10,600,736

		57,439,992

Thailand – 1.4%
Bangkok Bank Public Co. Ltd.	1,118,600	6,384,064
Banpu Public Co. Ltd.	491,800	12,317,196

		18,701,260

United Kingdom – 5.6%
Afren Plc (b)	1,926,000	5,158,883
Antofagasta Plc	350,100	8,051,749
Barclays Plc – ADR (a)	490,800	9,349,740
Barratt Development Plc (b)	115,400	215,915
Bellway Plc	124,500	1,474,086
BG Group Plc	262,100	6,749,463
GlaxoSmithKline Plc	195,236	4,264,917
HSBC Holdings Plc	1,477,430	16,115,583
Kazakhmys Plc	205,200	4,766,522
Persimmon Plc	55,624	449,969
Taylor Wimpey Plc (b)	2,398,700	1,567,501
Tullow Oil Plc	218,300	5,237,694
Vodafone Group Plc – ADR (a)	400,300	11,656,736

		75,058,758

United States – 38.9%
3M Co.	86,100	8,369,781
Alcoa, Inc.	360,900	6,135,300
Allergan, Inc. (a)	138,300	11,003,148
American Electric Power Co., Inc. (a)	245,500	8,955,840
Ameriprise Financial, Inc. (a)	92,400	5,734,344
Apple, Inc. (a)(b)	30,400	10,586,192
Applied Materials, Inc. (a)	332,800	5,221,632
AT&T Inc.	274,000	8,526,880
B.F. Goodrich Co. (The) (a)	139,000	12,283,430
Baxter International, Inc. (a)	122,400	6,964,560
Boeing Co. (The)	179,800	14,344,444
Broadcom Corp., Class A (a)(b)	144,300	5,076,474
Carnival Corp. (a)	148,900	5,668,623
Cisco Systems, Inc. (a)	185,000	3,248,600
Citigroup, Inc. (a)(b)	2,920,400	13,404,636
Clorox Co.	63,600	4,430,376
Comcast Corp., Class A (a)	478,500	12,555,840
Comerica, Inc. (a)	160,000	6,068,800
ConAgra Foods, Inc.	259,200	6,337,440
Corning, Inc. (a)	455,000	9,527,700
Covidien Plc (a)	147,400	8,208,706
CVS Caremark Corp. (a)	184,400	6,682,656
Darden Restaurants, Inc. (a)	137,900	6,477,163
Dow Chemical Co. (The) (a)	203,200	8,329,168
eBay, Inc. (b)	220,700	7,592,080
EMC Corp. (a)(b)	241,400	6,841,276
Exxon Mobil Corp. (a)	257,800	22,686,400
Federal Realty Investment Trust – REIT	80,000	7,004,800
FedEx Corp. (a)	122,400	11,710,008
Freeport – McMoRan Copper & Gold, Inc. (a)	123,900	6,818,217
General Electric Co. (a)	603,600	12,343,620
Gilead Sciences, Inc. (a)(b)	159,200	6,183,328
Google, Inc., Class A (a)(b)	25,500	13,874,550
HCA Holdings, Inc. (b)	45,700	1,498,960
Henry Schein, Inc. (a)(b)	93,200	6,810,124
HJ Heinz Co.	168,300	8,622,009
Huntsman Corp.	336,000	7,005,600
Johnson & Johnson	102,500	6,736,300
JPMorgan Chase & Co. (a)	333,000	15,194,790
KeyCorp (a)	631,000	5,470,770
Laboratory Corp. of America Holdings (a)(b)	73,200	7,061,604
Liberty Global, Inc., Class A (a)(b)	216,500	10,067,250
Lincoln National Corp. (a)	261,000	8,151,030
MetLife, Inc. (a)	193,600	9,058,544
News Corp., Class A (a)	428,500	7,635,870
NII Holdings, Inc. (a)(b)	107,800	4,482,324
NIKE, Inc., Class B	81,600	6,717,312
Norfolk Southern Corp. (a)	132,000	9,857,760
Occidental Petroleum Corp. (a)	101,200	11,566,148
Oracle Corp. (a)	285,500	10,292,275
PepsiCo, Inc. (a)	157,900	10,877,731
Pfizer, Inc. (a)	342,000	7,168,320
Procter & Gamble Co. (The)	199,100	12,921,590
Rowan Cos., Inc. (a)(b)	218,400	9,107,280
Schlumberger Ltd. (a)	113,200	10,159,700
Sprint Nextel Corp. (b)	645,900	3,345,762
St. Jude Medical, Inc. (a)	249,100	13,311,904
Stanley Black & Decker, Inc. (a)	86,900	6,313,285
Stillwater Mining Co. (a)(b)	260,700	5,946,567
Terex Corp. (a)(b)	47,900	1,665,962
Texas Instruments, Inc. (a)	203,000	7,212,590
United States Steel Corp. (a)	40,000	1,908,400

See Notes to Financial Statements.
SEMI- ANNUAL REPORT	APRIL 30, 2011	53

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Verizon Communications, Inc. (a)	200,100	$7,559,778

		522,923,551

Total Long-Term Investments (Cost – $1,204,462,205) – 99.3%		1,334,773,411

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	20,927,661	20,927,661

Total Short-Term Securities (Cost – $20,927,661) – 1.5%		20,927,661

Total Investments Before Outstanding Options Written (Cost – $1,225,389,866*) – 100.8%		1,355,701,072

Options Written	Contracts
Exchange-Traded Call Options Written – (0.8)%
3M Co., Strike Price USD 91.30, Expires 6/03/11	475	(282,110)
Accenture Plc, Strike Price USD 55.50, Expires 5/23/11	120	(23,755)
Accenture Plc, Strike Price USD 56, Expires 5/23/11	540	(88,138)
American Electric Power Co., Inc., Strike Price USD 36, Expires 5/23/11	380	(20,900)
Ameriprise Financial, Inc., Strike Price USD 62.50, Expires 5/23/11	500	(45,054)
Apple, Inc., Strike Price USD 340, Expires 5/23/11	85	(116,238)
Apple, Inc., Strike Price USD 355, Expires 6/20/11	85	(83,512)
Applied Materials, Inc., Strike Price USD 15, Expires 5/23/11	915	(75,030)
Applied Materials, Inc., Strike Price USD 15, Expires 6/20/11	915	(90,585)
AT&T Inc., Strike Price USD 30.80, Expires 5/23/11	1,510	(85,484)
Barclays Plc – ADR, Strike Price USD 18.75, Expires 5/23/11	580	(33,590)
Barclays Plc – ADR, Strike Price USD 20, Expires 6/20/11	100	(3,500)
Baxter International, Inc., Strike Price USD 55, Expires 5/23/11	676	(148,382)
BHP Billiton Ltd. – ADR, Strike Price USD 90, Expires 5/23/11	880	(1,023,000)
BHP Billiton Ltd. – ADR, Strike Price USD 100, Expires 5/23/11	30	(9,675)
BHP Billiton Ltd. – ADR, Strike Price USD 100, Expires 6/20/11	30	(14,025)
Boeing Co. (The), Strike Price USD 72.50, Expires 5/23/11	1,000	(727,500)
Broadcom Corp., Class A, Strike Price USD 39, Expires 5/23/11	300	(3,450)
Broadcom Corp., Class A, Strike Price USD 40, Expires 5/23/11	500	(3,000)
Canadian Natural Resources Ltd., Strike Price USD 46, Expires 5/23/11	365	(73,000)
Canadian Natural Resources Ltd., Strike Price USD 46, Expires 6/20/11	365	(98,550)
Carnival Corp., Strike Price USD 38, Expires 6/20/11	820	(123,000)
Cia de Saneamento Basico do Estado de Sao Paulo – ADR, Strike Price USD 60, Expires 5/23/11	410	(27,675)
Cisco Systems, Inc., Strike Price USD 19, Expires 10/24/11	1,850	(123,025)
Citigroup, Inc., Strike Price USD 4.50, Expires 5/23/11	11,500	(155,250)
Citigroup, Inc., Strike Price USD 4.55, Expires 6/20/11	4,565	(72,013)
Comcast Corp., Class A, Strike Price USD 25, Expires 5/23/11	1,050	(149,100)
Comerica, Inc., Strike Price USD 38, Expires 5/23/11	440	(28,820)
Comerica, Inc., Strike Price USD 39, Expires 5/23/11	440	(11,660)
Corning, Inc., Strike Price USD 21, Expires 5/23/11	690	(31,050)
Corning, Inc., Strike Price USD 20.70, Expires 5/27/11	815	(52,668)
Corning, Inc., Strike Price USD 20, Expires 6/20/11	1,000	(132,000)
Covidien Plc, Strike Price USD 52.50, Expires 5/23/11	360	(118,800)
CVS Caremark Corp., Strike Price USD 36, Expires 5/23/11	1,020	(104,550)
Dow Chemical Co. (The), Strike Price USD 39, Expires 6/20/11	1,120	(305,760)
EMC Corp., Strike Price USD 27, Expires 5/23/11	665	(103,408)
EMC Corp., Strike Price USD 27, Expires 6/20/11	665	(123,025)
Exxon Mobil Corp., Strike Price USD 85, Expires 6/20/11	850	(318,750)
FedEx Corp., Strike Price USD 95, Expires 5/23/11	675	(144,112)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 55, Expires 5/23/11	175	(31,762)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 57, Expires 5/23/11	170	(16,320)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 55, Expires 6/20/11	170	(48,365)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 57.50, Expires 6/20/11	166	(28,967)
General Electric Co., Strike Price USD 21, Expires 5/23/11	2,220	(41,070)
Gilead Sciences, Inc., Strike Price USD 42, Expires 5/23/11	875	(18,375)
Goodrich Corp., Strike Price USD 85, Expires 5/23/11	765	(302,175)
Google, Inc., Class A, Strike Price USD 595, Expires 5/23/11	65	(2,600)
Google, Inc., Class A, Strike Price USD 530, Expires 6/20/11	75	(170,625)
Henry Schein, Inc., Strike Price USD 70, Expires 5/23/11	530	(194,775)
HJ Heinz Co., Strike Price USD 49.55, Expires 5/23/11	925	(161,843)
Johnson & Johnson, Strike Price USD 65.30, Expires 6/20/11	565	(62,150)
JPMorgan Chase & Co., Strike Price USD 45, Expires 5/23/11	1,830	(221,430)

See Notes to Financial Statements.
54	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (continued)
KeyCorp, Strike Price USD 8.50, Expires 5/23/11	200	$(5,585)
KeyCorp, Strike Price USD 9, Expires 5/23/11	1,470	(11,760)
Laboratory Corp. of America Holdings, Strike Price USD 95, Expires 5/23/11	400	(91,000)
Liberty Global, Inc., Class A, Strike Price USD 45, Expires 5/23/11	600	(120,000)
Liberty Global, Inc., Class A, Strike Price USD 41, Expires 5/23/11	595	(324,275)
Lincoln National Corp., Strike Price USD 29, Expires 5/23/11	720	(172,080)
Lincoln National Corp., Strike Price USD 29, Expires 6/20/11	720	(193,680)
MetLife, Inc., Strike Price USD 44, Expires 5/23/11	405	(123,525)
MetLife, Inc., Strike Price USD 44, Expires 6/20/11	405	(137,700)
MetLife, Inc., Strike Price USD 45, Expires 6/20/11	255	(67,192)
News Corp., Class A, Strike Price USD 17, Expires 5/23/11	1,700	(191,250)
NII Holdings, Inc., Strike Price USD 40, Expires 5/23/11	295	(65,638)
NII Holdings, Inc., Strike Price USD 39, Expires 5/23/11	295	(89,975)
Occidental Petroleum Corp., Strike Price USD 100, Expires 5/23/11	100	(145,250)
Occidental Petroleum Corp., Strike Price USD 105, Expires 5/23/11	270	(265,950)
Occidental Petroleum Corp., Strike Price USD 100, Expires 5/27/11	210	(300,686)
Oracle Corp., Strike Price USD 34, Expires 5/23/11	925	(190,088)
Oracle Corp., Strike Price USD 33.75, Expires 6/20/11	650	(165,479)
PepsiCo, Inc., Strike Price USD 65, Expires 5/23/11	870	(343,650)
Pfizer, Inc., Strike Price USD 20, Expires 5/23/11	570	(60,420)
Rowan Cos., Inc., Strike Price USD 43, Expires 5/23/11	600	(51,000)
Rowan Cos., Inc., Strike Price USD 44, Expires 5/23/11	600	(31,500)
Royal Dutch Shell Plc, Class A – ADR, Strike Price USD 70, Expires 5/10/11	270	(201,960)
Schlumberger Ltd., Strike Price USD 95, Expires 5/23/11	620	(26,970)
St. Jude Medical, Inc., Strike Price USD 50, Expires 5/23/11	820	(299,300)
St. Jude Medical, Inc., Strike Price USD 52.50, Expires 6/20/11	310	(75,175)
Stanley Black & Decker, Inc., Strike Price USD 75, Expires 5/23/11	478	(27,485)
Stillwater Mining Co., Strike Price USD 23, Expires 5/23/11	440	(40,700)
Stillwater Mining Co., Strike Price USD 24, Expires 5/23/11	440	(22,000)
Stillwater Mining Co., Strike Price USD 21, Expires 6/20/11	100	(27,000)
Stillwater Mining Co., Strike Price USD 24, Expires 7/18/11	450	(67,500)
Suncor Energy, Inc., Strike Price USD 45, Expires 5/23/11	405	(79,178)
Suncor Energy, Inc., Strike Price USD 46, Expires 5/23/11	405	(55,485)
Terex Corp., Strike Price USD 34, Expires 6/20/11	265	(59,625)
Texas Instruments, Inc., Strike Price USD 34, Expires 5/23/11	290	(50,750)
Texas Instruments, Inc., Strike Price USD 35, Expires 5/23/11	290	(28,710)
Texas Instruments, Inc., Strike Price USD 35, Expires 6/20/11	535	(75,970)
United States Steel Corp., Strike Price USD 52.50, Expires 5/23/11	220	(7,040)
Verizon Communications, Inc., Strike Price USD 36, Expires 5/23/11	252	(47,376)
VimpelCom Ltd. – ADR, Strike Price USD 15, Expires 6/20/11	810	(28,350)
Vodafone Group Plc – ADR, Strike Price USD 29, Expires 5/23/11	1,225	(82,688)
Vodafone Group Plc – ADR, Strike Price USD 29, Expires 6/20/11	975	(78,000)
Weatherford International Ltd., Strike Price USD 22, Expires 5/23/11	150	(6,375)
Weatherford International Ltd., Strike Price USD 22, Expires 6/20/11	985	(84,710)
Weatherford International Ltd., Strike Price USD 23, Expires 6/20/11	985	(49,742)

Total Exchange-Traded Call Options Written		(11,143,373)

Exchange-Traded Put Options Written – (0.0)%
Cia de Saneamento Basico do Estado de Sao Paulo – ADR, Strike Price USD 55, Expires 5/23/11	800	(68,000)
Cisco Systems, Inc., Strike Price USD 16, Expires 10/24/11	1,850	(124,875)
iShares MSCI Emerging Markets Index Fund, Strike Price USD 48, Expires 5/23/11	1,310	(37,990)
iShares MSCI Emerging Markets Index Fund, Strike Price USD 49, Expires 5/23/11	1,310	(68,775)

Total Exchange-Traded Put Options Written		(299,640)

Over-the-Counter Call Options Written – (1.9)%
Adecco SA, Strike Price CHF 59.03, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	29,000	(121,153)
Adecco SA, Strike Price CHF 63.09, Expires 6/15/11, Broker UBS Securities LLC	60,500	(102,858)
Aegon NV, Strike Price EUR 5.11, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	266,200	(103,099)
Aegon NV, Strike Price EUR 5.37, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	206,000	(33,621)
Afren Plc, Strike Price GBP 1.63, Expires 5/04/11, Broker UBS Securities LLC	505,400	(12,178)
Afren Plc, Strike Price GBP 1.46, Expires 5/16/11, Broker Barclays Capital, Inc.	554,000	(143,599)
AIA Group Ltd., Strike Price HKD 24.23, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	1,486,400	(430,006)
Akzo Nobel NV, Strike Price EUR 50.40, Expires 6/07/11, Broker UBS Securities LLC	67,000	(275,644)
Alcoa, Inc., Strike Price USD 18.43, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	100,000	(1,003)
Alcoa, Inc., Strike Price USD 18.52, Expires 5/18/11, Broker Deutsche Bank Securities Corp.	100,000	(2,545)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	55

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Allergan, Inc., Strike Price USD 70, Expires 5/11/11, Broker Credit Suisse First Boston	51,500	$(492,340)
Allergan, Inc., Strike Price USD 77.34, Expires 6/03/11, Broker Deutsche Bank Securities Corp.	24,500	(79,235)
American Electric Power Co., Inc., Strike Price USD 35.75, Expires 6/23/11, Broker Goldman Sachs & Co.	97,000	(89,549)
Anheuser-Busch InBev NV, Strike Price EUR 39.84, Expires 5/16/11, Broker Barclays Capital, Inc.	96,500	(474,568)
Antofagasta Plc, Strike Price GBP 14.54, Expires 5/31/11, Broker Societe General Securities Corp.	193,000	(129,642)
Banco Bradesco SA – ADR, Strike Price USD 19.66, Expires 5/12/11, Broker Citigroup Global Markets, Inc.	127,500	(95,940)
Banco Bradesco SA – ADR, Strike Price USD 21.35, Expires 5/31/11, Broker Citigroup Global Markets, Inc.	92,000	(16,802)
Banco Bradesco SA, Preference Shares, Strike Price BRL 33.52, Expires 5/05/11, Broker Morgan Stanley & Co., Inc.	126,000	(2,520)
Bankers Petroleum Ltd., Strike Price CAD 9, Expires 5/23/11, Broker T.D. Securities	2,150	(15,907)
Bankers Petroleum Ltd., Strike Price CAD 9, Expires 6/20/11, Broker T.D. Securities	2,150	(45,447)
Barclays Plc - ADR, Strike Price USD 19.46, Expires 5/10/11, Broker Morgan Stanley & Co., Inc.	202,000	(28,636)
BASF SE, Strike Price EUR 55.92, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	62,500	(1,229,523)
Bayer AG, Strike Price EUR 55.11, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	26,000	(151,051)
Bayer AG, Strike Price EUR 57.23, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	20,000	(75,041)
Bayerische Motoren Werke AG, Strike Price EUR 59.89, Expires 5/16/11, Broker UBS Securities LLC	8,500	(47,388)
Bayerische Motoren Werke AG, Strike Price EUR 58.33, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	8,300	(67,537)
Bayerische Motoren Werke AG, Strike Price EUR 55.45, Expires 5/25/11, Broker Credit Suisse First Boston	45,800	(547,583)
Bellway Plc, Strike Price GBP 6.75, Expires 5/04/11, Broker Credit Suisse First Boston	38,000	(22,113)
Bellway Plc, Strike Price GBP 6.42, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	38,000	(43,158)
BG Group Plc, Strike Price GBP 15.04, Expires 5/25/11, Broker Societe General Securities Corp.	144,200	(155,703)
BM&FBOVESPA SA, Strike Price BRL 11.79, Expires 5/17/11, Broker Credit Suisse First Boston	110,000	(15,446)
BM&FBOVESPA SA, Strike Price BRL 12.10, Expires 5/17/11, Broker Goldman Sachs & Co.	394,500	(26,317)
BM&FBOVESPA SA, Strike Price BRL 12.26, Expires 5/26/11, Broker Credit Suisse First Boston	100,000	(7,651)
BNP Paribas, Strike Price EUR 54.61, Expires 5/25/11, Broker Credit Suisse First Boston	42,600	(65,047)
Bridgestone Corp., Strike Price JPY 1,772.45, Expires 6/28/11, Broker Goldman Sachs & Co.	212,000	(244,085)
Bwin.Party Digital Entertainment Plc, Strike Price GBP 1.97, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	253,000	(85)
Carlsberg A/S, Class B, Strike Price DKK 558.74, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	32,200	(253,525)
Cheung Kong Holdings Ltd., Strike Price HKD 125.77, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	145,000	(16,088)
Cheung Kong Holdings Ltd., Strike Price HKD 125.54, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	118,000	(48,931)
China Construction Bank Corp., H Shares, Strike Price HKD 7.36, Expires 5/11/11, Broker UBS Securities LLC	1,728,000	(25,156)
China Construction Bank Corp., H Shares, Strike Price HKD 7.55, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	3,430,000	(66,992)
China Merchants Bank Co. Ltd., H Shares, Strike Price HKD 21.50, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	1,105,500	(4,312)
China Resources Enterprise Ltd., Strike Price HKD 30.87, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	590,000	(75,359)
China Unicom Hong Kong Ltd., Strike Price HKD 12.84, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	1,650,000	(648,202)
Cie de St-Gobain, Strike Price EUR 45.59, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	80,000	(185,593)
Cie Financiere Richemont SA, Strike Price CHF 47.94, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	45,000	(416,694)
Cie Financiere Richemont SA, Strike Price CHF 56.36, Expires 6/15/11, Broker Morgan Stanley & Co., Inc.	13,800	(28,753)
CIMB Group Holdings Bhd, Strike Price MYR 8.29, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	1,611,000	(77,231)
Clorox Co., Strike Price USD 69.63, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	35,000	(26,616)
Comcast Corp., Class A, Strike Price USD 24.45, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	158,000	(280,001)
ConAgra Foods, Inc., Strike Price USD 24.20, Expires 6/10/11, Broker Goldman Sachs & Co.	142,500	(85,620)
Continental AG, Strike Price EUR 61.94, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	8,200	(71,689)
Continental AG, Strike Price EUR 63.82, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	28,000	(179,131)
Corio NV – REIT, Strike Price EUR 47.48, Expires 6/15/11, Broker UBS Securities LLC	22,600	(38,194)
Covidien Plc, Strike Price USD 53.55, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	39,000	(85,660)
Danone, Strike Price EUR 44.24, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	46,000	(354,854)
Darden Restaurants, Inc., Strike Price USD 47.66, Expires 6/03/11, Broker Goldman Sachs & Co.	76,000	(64,197)
Dena Co. Ltd., Strike Price JPY 3,070.60, Expires 5/11/11, Broker UBS Securities LLC	80,200	(91,573)

See Notes to Financial Statements.
56	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
eBay, Inc., Strike Price USD 30.72, Expires 5/05/11, Broker Morgan Stanley & Co., Inc.	125,000	$(458,733)
Enel SpA, Strike Price EUR 4.50, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	578,000	(270,465)
Erste Group Bank AG, Strike Price EUR 34.82, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	46,400	(14,532)
Exxon Mobil Corp., Strike Price USD 86.10, Expires 5/27/11, Broker Citigroup Global Markets, Inc.	57,000	(144,780)
Federal Realty Investment Trust - REIT, Strike Price USD 84, Expires 5/31/11, Broker Goldman Sachs & Co.	44,000	(185,680)
First Quantum Minerals Ltd., Strike Price CAD 137.75, Expires 6/09/11, Broker UBS Securities LLC	29,000	(220,393)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 56.70, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	16,500	(102,300)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 61.52, Expires 6/03/11, Broker Deutsche Bank Securities Corp.	29,000	(67,311)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 47.02, Expires 5/16/11, Broker Barclays Capital, Inc.	17,600	(157,162)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 49.87, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	28,400	(142,005)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 50.40, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	31,000	(136,554)
General Electric Co., Strike Price USD 20.19, Expires 6/03/11, Broker Citigroup Global Markets, Inc.	110,000	(67,973)
GlaxoSmithKline Plc, Strike Price GBP 11.96, Expires 5/04/11, Broker Barclays Capital, Inc.	108,000	(201,997)
Grupo Modelo SAB de CV, Series C, Strike Price MXN 69.63, Expires 5/17/11, Broker Goldman Sachs & Co.	95,000	(29,394)
Grupo Modelo SAB de CV, Series C, Strike Price MXN 70.63, Expires 5/17/11, Broker UBS Securities LLC	32,000	(7,437)
Grupo Modelo SAB de CV, Series C, Strike Price MXN 70.63, Expires 6/02/11, Broker UBS Securities LLC	127,000	(33,583)
Grupo Modelo SAB de CV, Series C, Strike Price MXN 70.63, Expires 6/14/11, Broker UBS Securities LLC	127,000	(36,368)
GS Engineering & Construction Corp., Strike Price KRW 127,929.63, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	41,800	(462,929)
HCA Holdings, Inc., Strike Price USD 32.79, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	25,000	(15,418)
Hong Kong Exchanges and Clearing Ltd., Strike Price HKD 182.57, Expires 6/28/11, Broker Citigroup Global Markets, Inc.	152,000	(120,364)
HSBC Holdings Plc, Strike Price GBP 6.73, Expires 5/03/11, Broker Morgan Stanley & Co., Inc.	363,000	(4,128)
HSBC Holdings Plc, Strike Price GBP 6.63, Expires 5/04/11, Broker Credit Suisse First Boston	225,000	(7,921)
HSBC Holdings Plc, Strike Price GBP 6.63, Expires 5/16/11, Broker Credit Suisse First Boston	225,000	(24,453)
Huntsman Corp., Strike Price USD 17.33, Expires 5/11/11, Broker UBS Securities LLC	185,000	(651,503)
Hyundai Engineering & Construction Co. Ltd., Strike Price KRW 83,002.50, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	27,700	(195,890)
Hyundai Engineering & Construction Co. Ltd., Strike Price KRW 89,796.04, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	64,200	(444,177)
ING Groep NV, Strike Price EUR 8.65, Expires 5/16/11, Broker Barclays Capital, Inc.	12,000	(6,640)
ING Groep NV, Strike Price EUR 9.35, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	125,600	(8,501)
ING Groep NV, Strike Price EUR 9.43, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	132,000	(12,553)
Intesa Sanpaolo SpA, Strike Price EUR 2.23, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	687,500	(67,591)
Intesa Sanpaolo SpA, Strike Price EUR 2.23, Expires 6/07/11, Broker UBS Securities LLC	69,800	(10,065)
ITOCHU Corp., Strike Price JPY 840.22, Expires 6/28/11, Broker Goldman Sachs & Co.	639,000	(359,229)
Japan Tobacco, Inc., Strike Price JPY 315,296.57, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	1,070	(168,827)
Julius Baer Group Ltd., Strike Price CHF 39.81, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	42,000	(56,652)
K+S AG, Strike Price EUR 49.91, Expires 5/16/11, Broker Societe General Securities Corp.	64,900	(459,290)
Kabel Deutschland Holding AG, Strike Price EUR 36.09, Expires 5/04/11, Broker Barclays Capital, Inc.	26,000	(236,888)
Kabel Deutschland Holding AG, Strike Price EUR 35.86, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	26,000	(245,947)
Kabel Deutschland Holding AG, Strike Price EUR 37.79, Expires 5/16/11, Broker UBS Securities LLC	13,600	(89,971)
Kabel Deutschland Holding AG, Strike Price EUR 39.29, Expires 6/07/11, Broker UBS Securities LLC	20,300	(102,586)
Kazakhmys Plc, Strike Price GBP 13.70, Expires 6/15/11, Broker Credit Suisse First Boston	113,000	(136,912)
KeyCorp, Strike Price USD 8.54, Expires 6/09/11, Broker Deutsche Bank Securities Corp.	180,000	(66,287)
Kia Motors Corp., Strike Price KRW 69,192.34, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	74,500	(545,574)
Komatsu Ltd., Strike Price JPY 2,847.49, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	80,000	(134,747)
KT Corp. - ADR, Strike Price USD 19.22, Expires 5/04/11, Broker UBS Securities LLC	54,000	(58,320)
KT Corp. - ADR, Strike Price USD 18.84, Expires 5/11/11, Broker Credit Suisse First Boston	45,000	(65,858)
KT Corp. - ADR, Strike Price USD 20.48, Expires 5/27/11, Broker UBS Securities LLC	70,000	(21,820)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	57

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Lukoil OAO - ADR, Strike Price USD 72.09, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	33,200	$(18,928)
Lukoil OAO - ADR, Strike Price USD 70.60, Expires 6/15/11, Broker Credit Suisse First Boston	15,600	(33,255)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 121.48, Expires 6/15/11, Broker Societe General Securities Corp.	22,200	(119,835)
Manulife Financial Corp., Strike Price CAD 17.56, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	223,500	(21,189)
Marubeni Corp., Strike Price JPY 589.13, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	535,000	(250,599)
Merck KGaA, Strike Price EUR 66.23, Expires 5/16/11, Broker UBS Securities LLC	40,000	(314,475)
Metro AG, Strike Price EUR 49.50, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	48,500	(81,758)
Mitsubishi Chemical Holdings Corp., Strike Price JPY 548.94, Expires 6/28/11, Broker Goldman Sachs & Co.	426,000	(140,010)
Naspers Ltd., N Shares, Strike Price ZAR 400.47, Expires 5/04/11, Broker UBS Securities LLC	52,100	(33,883)
Newcrest Mining Ltd., Strike Price AUD 42.72, Expires 6/28/11, Broker UBS Securities LLC	111,000	(188,621)
News Corp., Class A, Strike Price USD 16.90, Expires 5/06/11, Broker Credit Suisse First Boston	66,000	(62,295)
NIKE, Inc., Class B, Strike Price USD 78.97, Expires 5/20/11, Broker Morgan Stanley & Co., Inc.	45,000	(164,398)
Norfolk Southern Corp., Strike Price USD 69.39, Expires 5/03/11, Broker Citigroup Global Markets, Inc.	72,500	(383,743)
Novartis AG, Strike Price CHF 54.09, Expires 5/03/11, Broker Barclays Capital, Inc.	5,000	(2)
Novartis AG, Strike Price CHF 49.76, Expires 5/05/11, Broker Credit Suisse First Boston	43,500	(77,537)
Novartis AG, Strike Price CHF 48.81, Expires 5/16/11, Broker Barclays Capital, Inc.	31,300	(90,553)
ORIX Corp., Strike Price JPY 8,415, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	36,500	(44,692)
Pandora A/S, Strike Price DKK 271.63, Expires 5/16/11, Broker UBS Securities LLC	11,300	(2,935)
Petrominerales Ltd., Strike Price CAD 35, Expires 5/23/11, Broker T.D. Securities	450	(92,744)
Petrominerales Ltd., Strike Price CAD 36.70, Expires 6/13/11, Broker Citigroup Global Markets, Inc.	69,000	(110,120)
Pfizer, Inc., Strike Price USD 20.53, Expires 5/25/11, Broker Goldman Sachs & Co.	193,000	(140,049)
Pfizer, Inc., Strike Price USD 20.50, Expires 5/31/11, Broker UBS Securities LLC	92,000	(72,687)
Procter & Gamble Co. (The), Strike Price USD 62.48, Expires 5/31/11, Broker Morgan Stanley & Co., Inc.	110,000	(272,663)
Roche Holding AG, Strike Price CHF 131.00, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	12,000	(130,959)
Roche Holding AG, Strike Price CHF 126.69, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	13,000	(206,185)
Rosneft Oil Co. - GDR, Strike Price USD 9.19, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	262,500	(34,708)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 71.87, Expires 5/04/11, Broker Goldman Sachs & Co.	66,000	(370,260)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 71.67, Expires 6/17/11, Broker UBS Securities LLC	30,000	(174,300)
Samsung Electronics Co. Ltd., Strike Price KRW 928,529.16, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	7,500	(47,620)
SAP AG - ADR, Strike Price USD 63.59, Expires 5/13/11, Broker UBS Securities LLC	37,700	(60,513)
SAP AG - ADR, Strike Price USD 63.59, Expires 5/31/11, Broker UBS Securities LLC	37,700	(80,007)
Siemens AG, Strike Price EUR 90.51, Expires 5/16/11, Broker Barclays Capital, Inc.	34,000	(392,159)
Siemens AG, Strike Price EUR 92.22, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	10,000	(90,130)
SMC Corp., Strike Price JPY 14,824.80, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	24,500	(231,008)
Softbank Corp., Strike Price JPY 3,179.48, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	118,000	(390,994)
Sprint Nextel Corp., Strike Price USD 4.82, Expires 5/31/11, Broker Goldman Sachs & Co.	210,000	(91,596)
St. Jude Medical, Inc., Strike Price USD 52.56, Expires 5/12/11, Broker UBS Securities LLC	36,500	(48,255)
Subsea 7 SA, Strike Price NOK 134.23, Expires 5/04/11, Broker Citigroup Global Markets, Inc.	143,500	(120,246)
Sumitomo Electric Industries Ltd., Strike Price JPY 1,149.38, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	305,000	(104,045)
Sumitomo Heavy Industries Ltd., Strike Price JPY 527.98, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	375,000	(93,518)
Sumitomo Heavy Industries Ltd., Strike Price JPY 530.46, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	584,000	(210,680)
Sumitomo Mitsui Financial Group, Inc., Strike Price JPY 2,502.78, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	102,000	(160,601)
Sun Life Financial, Inc., Strike Price CAD 32, Expires 5/23/11, Broker Bank of Montreal	575	(10,027)
Sun Life Financial, Inc., Strike Price CAD 30, Expires 5/23/11, Broker T.D. Securities	575	(72,016)
Taylor Wimpey Plc, Strike Price GBP 0.38, Expires 5/16/11, Broker Barclays Capital, Inc.	1,568,000	(57,495)
Technip SA, Strike Price EUR 66.36, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	20,900	(307,294)
Technip SA, Strike Price EUR 77.42, Expires 6/15/11, Broker Societe General Securities Corp.	29,400	(101,548)
Telefonica SA, Strike Price EUR 17.99, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	124,500	(38,817)
Telefonica SA, Strike Price EUR 17.99, Expires 5/16/11, Broker Credit Suisse First Boston	124,500	(53,733)
Tokio Marine Holdings, Inc., Strike Price JPY 2,160.75, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	109,800	(174,886)
Toronto-Dominion Bank (The), Strike Price CAD 86, Expires 5/23/11, Broker T.D. Securities	335	(5,134)
Tullow Oil Plc, Strike Price GBP 14.81, Expires 5/03/11, Broker Credit Suisse First Boston	92,200	(4,893)

See Notes to Financial Statements.
58	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (concluded)
Tullow Oil Plc, Strike Price GBP 13.69, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	111,800	$(143,920)
Unibail-Rodamco SE - REIT, Strike Price EUR 142.27, Expires 5/16/11, Broker Societe General Securities Corp.	19,500	(455,396)
Verizon Communications, Inc., Strike Price USD 38.61, Expires 5/05/11, Broker Credit Suisse First Boston	96,000	(30,171)
VimpelCom Ltd. - ADR, Strike Price USD 14.29, Expires 5/12/11, Broker UBS Securities LLC	81,500	(26,493)
Volkswagen AG, Preference Shares, Strike Price EUR 111.96, Expires 5/25/11, Broker Credit Suisse First Boston	29,700	(927,989)
Volvo AB, B Shares, Strike Price SEK 101.61, Expires 5/16/11, Broker Barclays Capital, Inc.	283,000	(802,854)
Wharf Holdings Ltd., Strike Price HKD 53.58, Expires 5/11/11, Broker BNP Paribas	547,000	(251,126)
Wharf Holdings Ltd., Strike Price HKD 56.96, Expires 5/11/11, Broker JPMorgan Chase Securities	98,000	(14,226)
WPP Plc, Strike Price GBP 8.45, Expires 5/03/11, Broker UBS Securities LLC	284,400	(70)
Xstrata Plc, Strike Price GBP 13.92, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	190,000	(454,670)
Xstrata Plc, Strike Price GBP 13.42, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	37,400	(120,836)
Yara International ASA, Strike Price NOK 279.79, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	58,500	(342,236)

Total Over-the-Counter Call Options Written		(25,726,684)

Total Options Written (Premiums Received – $22,021,329) – (2.7)%		(37,169,697)

Total Investments Net of Outstanding Options Written – 98.1%		1,318,531,375
Other Assets in Excess of Liabilities – 1.9%		26,007,152

Net Assets – 100.0%		$1,344,538,527

*	The cost and unrealized appreciation (depreciation) of investments as of April 30 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,238,761,912

Gross unrealized appreciation	$132,392,937
Gross unrealized depreciation	(15,453,777)

Net unrealized appreciation	$116,939,160

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.
(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	42,426,566	(21,498,905)	20,927,661	$22,225

•	Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,398,000	USD	1,522,345	Citigroup Global Markets, Inc.	5/03/11	$9,400
AUD	1,588,000	USD	1,740,067	Citigroup Global Markets, Inc.	5/04/11	(371)
AUD	2,112,000	USD	2,300,739	RBS Securities, Inc.	5/03/11	13,313
AUD	3,214,000	USD	3,472,991	Citigroup Global Markets, Inc.	5/02/11	49,858
CAD	13,000	USD	13,664	Citigroup Global Markets, Inc.	5/03/11	76
CAD	367,000	USD	385,992	Deutsche Bank Securities Corp.	5/02/11	1,895
NOK	5,743,000	USD	1,078,091	Citigroup Global Markets, Inc.	5/02/11	16,523
USD	2,114	CAD	2,000	Deutsche Bank Securities, Inc.	5/02/11	–
USD	212,304	HKD	1,649,000	Citigroup Global Markets, Inc.	5/04/11	(28)
USD	33,869	EUR	23,000	Deutsche Bank Securities Corp.	5/02/11	(197)
USD	739,833	JPY	60,189,000	Deutsche Bank Securities Corp.	5/09/11	(2,217)
USD	935,395	JPY	76,437,000	Citigroup Global Markets, Inc.	5/02/11	(6,934)
USD	959,947	NOK	5,029,000	Citigroup Global Markets, Inc.	5/04/11	1,648

Total						$82,966

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	59

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust ()

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	$10,609,952	$9,181,796	–	$19,791,748
Austria	–	4,256,077	–	4,256,077
Belgium	–	11,187,303	–	11,187,303
Brazil	25,284,517	–	–	25,284,517
British Virgin
Islands	2,229,436	–	–	2,229,436
Canada	54,389,019	–	–	54,389,019
China	522,954	14,071,981	–	14,594,935
Denmark	4,752,120	6,929,453	–	11,681,573
France	–	45,895,117	–	45,895,117
Germany	16,447,014	95,023,860	–	111,470,874
Gibraltar	–	1,177,205	–	1,177,205
Hong Kong	–	38,409,476	–	38,409,476
India	–	9,375,706	–	9,375,706
Ireland	6,867,026	3,995,009	–	10,862,035
Italy	–	12,058,380	–	12,058,380
Japan	–	108,600,682	–	108,600,682
Malaysia	–	5,948,764	–	5,948,764
Mexico	9,594,613	–	–	9,594,613
Netherlands	21,576,190	25,737,209	–	47,313,399
Norway	–	16,303,180	–	16,303,180
Russia	6,182,390	4,270,316	–	10,452,706
South Africa	–	5,709,063	–	5,709,063
South Korea	6,230,070	60,121,229	–	66,351,299
Spain	–	12,151,131	–	12,151,131
Sweden	–	5,561,612	–	5,561,612
Switzerland	8,310,458	49,129,534	–	57,439,992
Thailand	–	18,701,260	–	18,701,260
United Kingdom	21,006,476	54,052,282	–	75,058,758
United States	522,923,551	–	–	522,923,551
Short-Term Securities	20,927,661	–	–	20,927,661

Total	$737,853,447	$617,847,625	–	$1,355,701,072

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$92,713	–	–	$92,713
Liabilities:
Equity contracts	(10,103,773)	$(27,065,924)	–	(37,169,697)
Foreign currency exchange contracts	(9,747)	–	–	(9,747)

Total	$(10,020,807)	$(27,065,924)	–	$(37,086,731)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

60	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology – 12.0%
3SBio, Inc. – ADR (a)(b)	42,600	$766,374
Alexion Pharmaceuticals, Inc. (a)(b)	27,700	2,683,853
Amgen, Inc. (a)(b)	94,100	5,349,585
Ariad Pharmaceuticals, Inc. (a)(b)	45,500	389,025
Arqule, Inc. (a)	37,200	262,632
Biogen Idec, Inc. (a)(b)	17,000	1,654,950
BioMarin Pharmaceutical, Inc. (a)(b)	21,600	580,824
Celgene Corp. (a)(b)	54,300	3,197,184
Cepheid, Inc. (a)(b)	27,900	901,449
Gilead Sciences, Inc. (a)(b)	82,060	3,187,210
Human Genome Sciences, Inc. (a)(b)	76,000	2,239,720
Ironwood Pharmaceuticals, Inc. (a)	29,300	428,366
Momenta Pharmaceuticals, Inc. (a)(b)	48,100	907,647
NPS Pharmaceuticals, Inc. (a)(b)	31,800	329,766
Regeneron Pharmaceuticals, Inc. (a)(b)	14,800	756,428
Seattle Genetics, Inc. (a)(b)	96,800	1,607,848
Synta Pharmaceuticals Corp. (a)	134,400	815,808
United Therapeutics Corp. (a)(b)	17,600	1,178,496

		27,237,165

Diversified Consumer Services – 0.2%
Stewart Enterprises, Inc., Class A	66,700	540,937

Health Care Equipment & Supplies – 23.2%
Accuray, Inc. (a)	12,600	112,014
Alere, Inc. (a)	4,200	155,988
American Medical Systems Holdings, Inc. (a)(b)	129,000	3,805,500
Arthrocare Corp. (a)	8,300	293,239
Baxter International, Inc. (b)	102,000	5,803,800
China Kanghui Holdings – ADR (a)	8,400	161,280
China Medical Technologies, Inc. – ADR (a)(b)	28,400	335,404
CONMED Corp. (a)(b)	25,800	724,464
Cooper Cos., Inc. (The) (b)	56,400	4,224,360
Covidien Plc (b)	113,600	6,326,384
CR Bard, Inc.	12,300	1,313,025
DiaSorin SpA	24,500	1,183,086
GN Store Nord A/S	58,700	582,115
Haemonetics Corp. (a)	24,700	1,733,940
Hill-Rom Holdings, Inc. (b)	28,400	1,278,284
Hologic, Inc. (a)(b)	194,000	4,271,880
Integra LifeSciences Holdings Corp. (a)(b)	43,300	2,265,023
Masimo Corp. (b)	31,200	1,085,448
Medtronic, Inc. (b)	59,700	2,492,475
Natus Medical, Inc. (a)(b)	31,900	541,343
Nobel Biocare Holding AG (a)	16,300	362,075
Smith & Nephew Plc	69,800	766,578
St. Jude Medical, Inc. (b)	105,100	5,616,544
Straumann Holding AG	2,100	549,385
Stryker Corp. (b)	48,000	2,832,000
Wright Medical Group, Inc. (a)	66,300	1,095,939
Zimmer Holdings, Inc. (a)(b)	39,100	2,551,275

		52,462,848

Health Care Providers & Services – 30.1%
Aetna, Inc. (b)	142,500	5,896,650
AmerisourceBergen Corp. (b)	67,900	2,759,456
Cardinal Health, Inc. (b)	111,200	4,858,328
DaVita, Inc. (a)	85,500	7,531,695
Express Scripts, Inc. (a)(b)	41,260	2,341,092
Fleury SA	53,500	784,204
Fresenius Medical Care AG & Co. KGaA	117,600	9,248,909
HCA Holdings, Inc. (a)	39,100	1,282,480
Health Management Associates, Inc., Class A (a)(b)	72,900	822,312
Henry Schein, Inc. (a)(b)	76,700	5,604,469
Humana, Inc. (a)(b)	23,000	1,750,760
Laboratory Corp. of America Holdings (a)(b)	62,400	6,019,728
McKesson Corp. (b)	44,000	3,652,440
Medco Health Solutions, Inc. (a)(b)	86,810	5,150,437
PSS World Medical, Inc. (a)(b)	41,900	1,205,044
Sinopharm Group Co. – H Shares	252,700	877,048
Tenet Healthcare Corp. (a)(b)	313,400	2,171,862
UnitedHealth Group, Inc. (b)	125,200	6,163,596

		68,120,510

Life Sciences Tools & Services – 8.6%
Dionex Corp. (a)	26,300	3,112,605
Fluidigm Corp. (a)	5,100	84,405
Life Technologies Corp. (a)(b)	51,100	2,820,720
Lonza Group AG (a)	14,500	1,246,968
Mettler-Toledo International, Inc. (a)(b)	25,100	4,703,740
Pharmaceutical Product Development, Inc.	18,000	555,300
ShangPharma Corp. – ADR (a)	27,300	327,600
Thermo Fisher Scientific, Inc. (a)(b)	54,300	3,257,457
Waters Corp. (a)(b)	34,200	3,351,600

		19,460,395

Machinery – 1.6%
Danaher Corp.	10,800	596,592
Pall Corp.	50,100	2,927,844

		3,524,436

Personal Products – 0.2%
Synutra International, Inc. (a)	49,300	512,720

Pharmaceuticals – 19.9%
Abbott Laboratories	47,400	2,466,696
Allergan, Inc.	86,900	6,913,764
Auxilium Pharmaceuticals, Inc. (a)	15,400	375,144
Bayer AG	47,800	4,196,587
Bristol-Myers Squibb Co. (b)	101,700	2,857,770
Eli Lilly & Co.	32,100	1,188,021
Endocyte, Inc. (a)	18,100	219,915
GlaxoSmithKline Plc	30,900	675,008
Glenmark Pharmaceuticals Ltd. (a)	81,300	551,477
Hospira, Inc. (a)(b)	43,700	2,479,101
Johnson & Johnson (b)	64,770	4,256,684
Merck & Co., Inc. (b)	34,900	1,254,655
Merck KGaA	16,700	1,769,065
Novartis AG	19,100	1,132,633
Par Pharmaceutical Cos., Inc. (a)(b)	36,600	1,260,504
Pfizer, Inc.	302,900	6,348,784
Roche Holding AG	11,300	1,834,215
Sagent Pharmaceuticals, Inc. (a)	11,000	224,510
Salix Pharmaceuticals Ltd. (a)(b)	30,200	1,186,558
Watson Pharmaceuticals, Inc. (a)(b)	62,600	3,882,454

		45,073,545

Total Long-Term Investments (Cost – $178,705,217) – 95.8%		216,932,556

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	61

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	12,683,789	$12,683,789

Total Short-Term Securities (Cost – $12,683,789) – 5.6%		12,683,789

Total Investments Before Outstanding Options Written (Cost – $191,389,006*) – 101.4%		229,616,345

Options Written	Contracts
Exchange-Traded Call Options Written – (1.4)%
3SBio, Inc. – ADR, Strike Price USD 17.50, Expires 5/23/11	130	(11,050)
Abbott Laboratories, Strike Price USD 51.10, Expires 5/23/11	160	(20,007)
Aetna, Inc., Strike Price USD 36, Expires 5/23/11	160	(87,600)
Aetna, Inc., Strike Price USD 38, Expires 5/23/11	50	(17,875)
Aetna, Inc., Strike Price USD 38.50, Expires 6/03/11	275	(85,917)
Alexion Pharmaceuticals, Inc., Strike Price USD 100, Expires 5/23/11	20	(3,450)
Alexion Pharmaceuticals, Inc., Strike Price USD 100, Expires 6/20/11	80	(25,200)
American Medical Systems Holdings, Inc., Strike Price USD 22.50, Expires 5/23/11	360	(252,000)
AmerisourceBergen Corp., Strike Price USD 37, Expires 5/23/11	110	(40,700)
AmerisourceBergen Corp., Strike Price USD 41, Expires 5/23/11	70	(4,025)
AmerisourceBergen Corp., Strike Price USD 41, Expires 6/20/11	45	(4,275)
Amgen, Inc., Strike Price USD 55, Expires 5/23/11	280	(58,240)
Ariad Pharmaceuticals, Inc., Strike Price USD 8, Expires 5/23/11	100	(7,500)
Ariad Pharmaceuticals, Inc., Strike Price USD 9, Expires 5/23/11	50	(1,250)
Baxter International, Inc., Strike Price USD 55, Expires 5/23/11	340	(74,630)
Biogen Idec, Inc., Strike Price USD 85, Expires 7/18/11	56	(78,960)
BioMarin Pharmaceutical, Inc., Strike Price USD 30, Expires 6/20/11	72	(3,780)
Bristol-Myers Squibb Co., Strike Price USD 26, Expires 6/20/11	420	(96,600)
Cardinal Health, Inc., Strike Price USD 42, Expires 5/23/11	250	(48,750)
Cardinal Health, Inc., Strike Price USD 42, Expires 6/20/11	125	(28,750)
Celgene Corp., Strike Price USD 57.50, Expires 7/18/11	180	(68,400)
Cepheid, Inc., Strike Price USD 30, Expires 5/23/11	85	(20,400)
China Medical Technologies, Inc. – ADR, Strike Price USD 13, Expires 6/20/11	100	(4,250)
CONMED Corp., Strike Price USD 30, Expires 6/20/11	85	(10,625)
Cooper Cos, Inc. (The), Strike Price USD 75, Expires 5/23/11	37	(6,383)
Cooper Cos., Inc. (The), Strike Price USD 60, Expires 5/23/11	150	(216,000)
Covidien Plc, Strike Price USD 52.50, Expires 5/23/11	240	(79,200)
CR Bard, Inc., Strike Price USD 102.50, Expires 7/18/11	40	(22,139)
Eli Lilly & Co., Strike Price USD 35.50, Expires 5/26/11	105	(16,225)
Express Scripts, Inc., Strike Price USD 55, Expires 5/23/11	280	(64,680)
Gilead Sciences, Inc., Strike Price USD 41, Expires 5/23/11	150	(5,850)
Gilead Sciences, Inc., Strike Price USD 43, Expires 5/23/11	150	(1,875)
Health Management Associates, Inc., Class A, Strike Price USD 10, Expires 5/23/11	190	(24,225)
Henry Schein, Inc., Strike Price USD 70, Expires 5/23/11	270	(99,225)
Hill-Rom Holdings, Inc., Strike Price USD 40, Expires 6/20/11	95	(41,325)
Hologic, Inc., Strike Price USD 23, Expires 5/23/11	595	(26,775)
Hospira, Inc., Strike Price USD 56.50, Expires 5/23/11	80	(7,946)
Hospira, Inc., Strike Price USD 60, Expires 5/23/11	30	(375)
Human Genome Sciences, Inc., Strike Price USD 31, Expires 5/23/11	215	(9,568)
Humana, Inc., Strike Price USD 70, Expires 5/23/11	55	(35,750)
Humana, Inc., Strike Price USD 65, Expires 5/23/11	25	(28,250)
Integra LifeSciences Holdings Corp., Strike Price USD 50, Expires 6/20/11	110	(36,300)
Johnson & Johnson, Strike Price USD 60, Expires 5/23/11	180	(103,500)
Laboratory Corp. of America Holdings, Strike Price USD 90, Expires 5/23/11	90	(59,850)
Laboratory Corp. of America Holdings, Strike Price USD 95, Expires 5/23/11	115	(26,162)
Life Technologies Corp., Strike Price USD 55, Expires 5/23/11	200	(23,500)
Masimo Corp., Strike Price USD 35, Expires 5/23/11	100	(9,250)
McKesson Corp., Strike Price USD 80, Expires 5/23/11	50	(19,500)
McKesson Corp., Strike Price USD 85, Expires 5/23/11	50	(5,000)
McKesson Corp., Strike Price USD 75, Expires 5/23/11	55	(45,100)
Medco Health Solutions, Inc., Strike Price USD 55, Expires 5/23/11	335	(154,100)
Medtronic, Inc., Strike Price USD 39, Expires 5/23/11	40	(11,380)
Medtronic, Inc., Strike Price USD 41, Expires 5/23/11	150	(17,250)
Merck & Co., Inc., Strike Price USD 34, Expires 5/23/11	60	(12,300)
Merck & Co., Inc., Strike Price USD 34, Expires 5/31/11	60	(11,893)
Mettler-Toledo International, Inc., Strike Price USD 175, Expires 5/23/11	87	(128,325)
Momenta Pharmaceuticals, Inc., Strike Price USD 18, Expires 5/23/11	170	(28,475)
Natus Medical, Inc., Strike Price USD 17.50, Expires 5/23/11	100	(2,500)
NPS Pharmaceuticals, Inc., Strike Price USD 10, Expires 6/20/11	100	(11,500)

See Notes to Financial Statements.
62	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (concluded)
Par Pharmaceutical Cos., Inc., Strike Price USD 35, Expires 5/23/11	120	$(12,000)
Pharmaceutical Product Development, Inc., Strike Price USD 31, Expires 5/26/11	135	(6,720)
PSS World Medical, Inc., Strike Price USD 25, Expires 5/23/11	120	(46,800)
Regeneron Pharmaceuticals, Inc., Strike Price USD 45, Expires 5/23/11	50	(37,750)
Salix Pharmaceuticals Ltd., Strike Price USD 40, Expires 6/20/11	100	(16,500)
Seattle Genetics, Inc., Strike Price USD 17.50, Expires 5/23/11	100	(4,500)
Seattle Genetics, Inc., Strike Price USD 15, Expires 6/20/11	120	(27,900)
St. Jude Medical, Inc., Strike Price USD 50, Expires 5/23/11	80	(29,200)
St. Jude Medical, Inc., Strike Price USD 52.50, Expires 6/20/11	190	(46,075)
Stryker Corp., Strike Price USD 65, Expires 6/20/11	125	(1,562)
Tenet Healthcare Corp., Strike Price USD 7, Expires 5/23/11	750	(11,250)
Thermo Fisher Scientific, Inc., Strike Price USD 55.75, Expires 5/23/11	80	(34,560)
Thermo Fisher Scientific, Inc., Strike Price USD 60, Expires 6/20/11	50	(8,250)
United Therapeutics Corp., Strike Price USD 70, Expires 5/23/11	130	(11,375)
UnitedHealth Group, Inc., Strike Price USD 45, Expires 5/23/11	520	(228,800)
Waters Corp., Strike Price USD 85, Expires 5/23/11	85	(111,350)
Waters Corp., Strike Price USD 90, Expires 5/23/11	40	(33,000)
Watson Pharmaceuticals, Inc., Strike Price USD 55, Expires 5/23/11	155	(109,275)
Watson Pharmaceuticals, Inc., Strike Price USD 60, Expires 5/23/11	50	(12,125)
Zimmer Holdings, Inc., Strike Price USD 65, Expires 6/20/11	135	(28,688)

Total Exchange-Traded Call Options Written		(3,263,590)

Exchange-Traded Put Options Written – (0.0)%
Gilead Sciences, Inc., Strike Price USD 40, Expires 5/23/11	360	(64,260)

Over-the-Counter Call Options Written – (0.5)%
Allergan, Inc., Strike Price USD 70, Expires 5/11/11, Broker Credit Suisse First Boston	17,500	(167,300)
Allergan, Inc., Strike Price USD 77.34, Expires 6/03/11, Broker Deutsche Bank Securities Corp.	11,500	(37,192)
Bayer AG, Strike Price EUR 55.11, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	3,400	(19,753)
Bayer AG, Strike Price EUR 57, Expires 5/20/11, Broker Morgan Stanley & Co., Inc.	2	(603)
Bayer AG, Strike Price EUR 57.23, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	15,400	(57,781)
Covidien Plc, Strike Price USD 53.55, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	9,000	(19,768)
DaVita, Inc., Strike Price USD 86.78, Expires 6/03/11, Broker Morgan Stanley & Co., Inc.	28,500	(75,586)
DiaSorin SpA, Strike Price EUR 33.19, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	8,000	(7,006)
Fleury SA, Strike Price BRL 23.43, Expires 6/14/11, Broker Morgan Stanley & Co., Inc.	16,000	(10,686)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 47.80, Expires 5/25/11, Broker Credit Suisse First Boston	22,200	(172,611)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 46.61, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	19,000	(181,208)
GlaxoSmithKline Plc, Strike Price GBP 11.96, Expires 5/04/11, Broker Barclays Capital, Inc.	10,000	(18,703)
GN Store Nord A/S, Strike Price DKK 51.31, Expires 6/07/11, Broker UBS Securities LLC	20,000	(3,596)
Haemonetics Corp., Strike Price USD 64.43, Expires 5/09/11, Broker Citigroup Global Markets, Inc.	8,200	(47,360)
HCA Holdings, Inc., Strike Price USD 32.79, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	12,000	(7,401)
Health Management Associates, Inc., Class A, Strike Price USD 10.45, Expires 5/05/11, Broker Morgan Stanley & Co., Inc.	15,500	(12,906)
Merck KGaA, Strike Price EUR 66.23, Expires 5/16/11, Broker UBS Securities LLC	5,000	(39,309)
Novartis AG, Strike Price CHF 54.09, Expires 5/03/11, Broker Barclays Capital, Inc.	4,000	(2)
Novartis AG, Strike Price CHF 48.81, Expires 5/16/11, Broker Barclays Capital, Inc.	13,200	(38,188)
Pall Corp., Strike Price USD 57.85, Expires 5/10/11, Broker Morgan Stanley & Co., Inc.	15,500	(15,614)
Pfizer, Inc., Strike Price USD 20.25, Expires 5/09/11, Broker Credit Suisse First Boston	114,000	(88,302)
Pfizer, Inc., Strike Price USD 20.53, Expires 5/25/11, Broker Goldman Sachs & Co.	28,000	(20,318)
Roche Holding AG, Strike Price CHF 138.17, Expires 5/25/11, Broker UBS Securities LLC	3,800	(13,915)
Smith & Nephew Plc, Strike Price GBP 6.78, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	24,500	(5,869)
St. Jude Medical, Inc., Strike Price USD 52.56, Expires 5/12/11, Broker UBS Securities LLC	7,500	(9,915)
Stewart Enterprises, Inc., Class A, Strike Price USD 8.20, Expires 6/13/11, Broker Citigroup Global Markets, Inc.	22,000	(9,532)
Synutra International, Inc., Strike Price USD 11.09, Expires 6/13/11, Broker UBS Securities LLC	16,500	(6,897)
Wright Medical Group, Inc., Strike Price USD 16.55, Expires 5/09/11, Broker Barclays Capital, Inc.	22,000	(9,978)

Total Over-the-Counter Call Options Written		(1,097,299)

Total Options Written (Premiums Received – $1,992,851) – (1.9)%		(4,425,149)

Total Investments Net of Outstanding Options Written – 99.5%		225,191,196
Other Assets in Excess of Liabilities – 0.5%		1,203,041

Net Assets – 100.0%		$226,394,237

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	63

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$193,806,321

Gross unrealized appreciation	$36,359,841
Gross unrealized depreciation	(549,817)

Net unrealized appreciation	$35,810,024

(a)	Non-income producing security.
(b)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(c)	Represents the current yield as of report date.
(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,067,561	(1,383,772)	12,683,789	$7,849

•	Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	171,000	USD	252,841	RBS Securities, Inc.	5/03/11	$414
EUR	173,000	USD	256,756	Deutsche Bank Securities Corp.	5/04/11	(546)
USD	108,074	CHF	95,000	Citigroup Global Markets, Inc.	5/02/11	(1,752)

Total						$(1,884)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Biotechnology	$27,237,165	–	–	$27,237,165
Diversified Consumer Services	540,937	–	–	540,937
Health Care Equipment & Supplies	49,786,187	$2,676,661	–	52,462,848
Health Care Providers & Services	57,994,553	10,125,957	–	68,120,510
Life Sciences Tools & Services	18,213,427	1,246,968	–	19,460,395
Machinery	3,524,436	–	–	3,524,436
Personal Products	512,720	–	–	512,720
Pharmaceuticals	36,683,625	8,389,920	–	45,073,545
Short-Term Securities	12,683,789	–	–	12,683,789

Total	$207,176,839	$22,439,506	–	$229,616,345

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$414	–	–	$414
Liabilities:
Equity contracts	(3,122,443)	$(1,302,706)	–	(4,425,149)
Foreign currency exchange contracts	(2,298)	–	–	(2,298)

Total	$(3,124,327)	$(1,302,706)	–	$(4,427,033)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.
64	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 3.6%
Australia & New Zealand Banking Group Ltd.	366,500	$9,762,520
BHP Billiton Ltd. – ADR (a)	149,300	15,115,132
Lynas Corp. Ltd. (b)	2,278,000	5,250,029
Newcrest Mining Ltd.	272,500	12,410,910

		42,538,591

Austria – 1.0%
Erste Group Bank AG	74,700	3,771,399
Voestalpine AG	160,101	7,876,564

		11,647,963

Belgium – 0.8%
Anheuser-Busch InBev NV	159,800	10,198,123

Bermuda – 0.6%
Seadrill Ltd.	189,500	6,723,068

Brazil – 3.4%
Banco Bradesco SA – ADR (a)	518,300	10,485,209
Banco Bradesco SA, Preference Shares	203,300	4,029,300
BM&FBOVESPA SA	962,344	7,224,309
Cia Energetica de Minas Gerais – ADR	278,400	5,810,208
Gol Linhas Aereas Inteligentes SA – Preference Shares (b)	122,200	1,697,999
HRT Participacoes em Petroleo SA (b)	5,100	5,219,298
Hypermarcas SA (b)	421,600	5,651,884

		40,118,207

British Virgin Islands – 0.2%
Arcos Dorados Holdings, Inc., Class A (b)	89,200	1,965,080

Canada – 6.2%
Barrick Gold Corp. (a)	182,200	9,294,022
Canadian National Railway Co. (a)	135,500	10,491,765
Canadian Natural Resources Ltd. (a)	119,200	5,597,632
First Quantum Minerals Ltd.	49,900	7,110,941
Magna International, Inc., Class A	69,800	3,577,250
Manulife Financial Corp.	370,000	6,644,084
Petrominerales Ltd.	186,100	7,122,212
Royal Bank of Canada	92,300	5,814,173
Sun Life Financial, Inc.	189,100	6,189,745
Suncor Energy, Inc. (a)	73,600	3,388,544
Suncor Energy, Inc.	57,500	2,650,293
Toronto-Dominion Bank (The)	68,300	5,913,582

		73,794,243

China – 1.9%
China Construction Bank Corp., H Shares	12,479,700	11,817,304
China Merchants Bank Co. Ltd., H Shares	2,363,900	6,106,574
Lentuo International, Inc. – ADR (b)	155,700	476,442
Sinopharm Group Co. – H Shares	266,400	924,597
Tencent Holdings Ltd.	121,200	3,460,760

		22,785,677

Denmark – 1.6%
Carlsberg A/S, Class B	52,500	6,229,388
FLSmidth & Co. A/S (b)	96,200	8,676,776
Pandora A/S	93,700	4,220,603

		19,126,767

France – 6.5%
BNP Paribas	153,640	12,145,953
Cap Gemini SA	91,100	5,518,023
Cie de St-Gobain	127,200	8,776,763
Danone	142,300	10,418,695
GDF Suez	183,160	7,489,292
LVMH Moet Hennessy Louis Vuitton SA	36,500	6,553,117
Societe Generale	130,500	8,721,041
Technip SA	105,200	11,869,741
Unibail-Rodamco SE – REIT	24,752	5,790,869

		77,283,494

Germany – 10.0%
BASF SE	86,500	8,882,174
Bayer AG	91,400	8,024,436
Bayerische Motoren Werke AG	99,500	9,367,803
Continental AG (b)	58,100	5,825,478
Deutsche Bank AG	146,400	9,534,943
E.ON AG	145,900	4,986,742
Fresenius Medical Care AG & Co. KGaA	152,200	11,970,102
K+S AG	107,300	8,666,135
Kabel Deutschland Holding AG (b)	145,000	9,057,970
Merck KGaA	76,100	8,061,426
Metro AG	78,100	5,731,906
SAP AG – ADR (a)	119,500	7,711,335
Siemens AG	92,100	13,396,774
Volkswagen AG, Preference Shares (b)	38,644	7,605,851

		118,823,075

Gibraltar – 0.1%
Bwin.Party Digital Entertainment Plc (b)	423,699	1,085,738

Hong Kong – 5.1%
AIA Group Ltd. (b)	2,385,800	8,046,094
Cheung Kong Holdings Ltd.	349,000	5,508,076
China Merchants Holdings International Co. Ltd.	1,566,000	7,220,773
China Mobile Ltd.	603,500	5,551,285
China Resources Enterprise Ltd.	955,500	3,858,503
China Unicom Hong Kong Ltd.	2,532,000	5,178,671
CNOOC Ltd. – ADR (a)	23,000	5,737,350
Hong Kong Exchanges and Clearing Ltd.	242,500	5,545,507
Melco Crown Entertainment Ltd. – ADR (a)(b)	306,200	3,288,588
New World Development Ltd.	2,238,900	3,940,249
Wharf Holdings Ltd.	1,027,000	7,536,408

		61,411,504

India – 1.3%
HDFC Bank Ltd.	123,000	6,386,206
ICICI Bank Ltd.	232,400	5,873,084
Infosys Technologies Ltd. – ADR (a)	46,500	3,030,870

		15,290,160

Ireland – 0.3%
WPP Plc	318,600	4,173,148

Italy – 1.0%
Enel SpA	916,700	6,537,307
Intesa Sanpaolo SpA	1,770,500	5,880,643

		12,417,950

Japan – 12.7%
Bridgestone Corp.	345,500	7,630,856
Chiba Bank Ltd. (The)	957,900	5,671,378
Daiwa Office Investment Corp.	699	2,505,080
Dena Co. Ltd.	132,200	4,962,812
IHI Corp.	5,000,600	12,723,606
ITOCHU Corp.	540,200	5,627,329
Japan Prime Realty Investment	899	2,556,372
Japan Tobacco, Inc.	2,155	8,374,971
JGC Corp.	428,000	10,715,569

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	65

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Komatsu Ltd.	119,300	$4,206,446
Kubota Corp.	898,400	8,614,001
Marubeni Corp.	856,800	6,259,463
Mitsubishi Chemical Holdings Corp.	680,900	4,610,637
Mitsui Fudosan Co. Ltd.	293,500	5,093,756
ORIX Corp.	57,600	5,658,920
Sekisui Chemical Co. Ltd.	607,000	5,092,701
SMC Corp.	40,400	7,380,089
Softbank Corp.	192,500	8,122,888
Sumitomo Heavy Industries Ltd.	1,580,000	10,419,252
Sumitomo Mitsui Financial Group, Inc.	160,300	4,979,218
Teijin Ltd.	1,044,900	5,007,649
Tokio Marine Holdings, Inc.	94,000	2,629,597
Toray Industries, Inc.	839,700	6,228,556
Yamato Holdings Co. Ltd.	387,000	6,178,674

		151,249,820

Malaysia – 1.4%
CIMB Group Holdings Bhd	4,231,200	11,713,706
Petronas Chemicals Group Bhd (b)	1,996,800	4,874,026

		16,587,732

Mexico – 0.9%
Fomento Economico Mexicano SAB de CV – ADR	111,000	6,981,900
Grupo Modelo SAB de CV, Series C	623,300	3,949,871

		10,931,771

Netherlands – 5.9%
Aegon NV (b)	921,600	7,325,283
Corio NV – REIT	16,300	1,154,144
ING Groep NV (b)	602,600	7,938,807
Koninklijke DSM NV	122,200	8,422,867
Koninklijke KPN NV	318,800	5,059,530
Randstad Holding NV	173,000	9,733,066
Royal Dutch Shell Plc, Class A – ADR (a)	356,400	27,613,872
VimpelCom Ltd. – ADR (a)	257,000	3,744,490

		70,992,059

Norway – 2.3%
Aker Solutions ASA (b)	192,700	4,644,578
DnB NOR ASA (b)	228,200	3,710,679
Norsk Hydro ASA	853,600	7,571,169
Subsea 7 SA	236,800	6,237,333
Yara International ASA	85,400	4,999,799

		27,163,558

Russia – 0.9%
Lukoil OAO – ADR	106,700	7,436,990
Rosneft Oil Co. – GDR	419,900	3,760,708

		11,197,698

Singapore – 0.9%
Singapore Telecommunications Ltd.	2,251,100	5,746,217
Straits Asia Resources Ltd.	2,198,900	5,319,132

		11,065,349

South Africa – 1.0%
MTN Group Ltd.	288,000	6,405,797
Naspers Ltd., N Shares	85,400	5,142,974

		11,548,771

South Korea – 4.6%
GS Engineering & Construction Corp.	69,100	8,328,357
Hyundai Engineering & Construction Co. Ltd.	145,500	12,222,569
Hyundai Marine & Fire Insurance Co. Ltd.	301,600	7,935,807
Kia Motors Corp.	119,000	8,560,695
KT Corp. – ADR	280,000	5,684,000
Samsung Electronics Co. Ltd.	8,100	6,765,774
Samsung Life Insurance Co. Ltd.	62,400	5,665,121

		55,162,323

Spain – 1.2%
Telefonica SA	522,200	14,029,008

Sweden – 0.4%
Volvo AB, B Shares	245,000	4,814,823

Switzerland – 5.3%
Adecco SA	97,800	6,989,268
Cie Financiere Richemont SA	94,800	6,131,583
Julius Baer Group Ltd. (b)	143,300	6,706,120
Novartis AG	149,000	8,835,727
Roche Holding AG	67,600	10,972,826
Swiss Reinsurance Co. Ltd. (b)	140,800	8,401,046
Xstrata Plc	602,000	15,440,704

		63,477,274

Taiwan – 3.4%
AU Optronics Corp. – ADR (b)	492,700	3,990,870
Catcher Technology Co. Ltd.	2,248,700	14,152,483
Mega Financial Holding Co. Ltd.	7,811,100	6,824,458
Siliconware Precision Industries Co. – ADR (a)	881,500	5,976,570
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (a)	680,684	9,189,234

		40,133,615

Thailand – 1.1%
Bangkok Bank Public Co. Ltd.	800,500	4,568,606
Banpu Public Co. Ltd.	346,700	8,683,147

		13,251,753

United Kingdom – 13.0%
Aegis Group Plc	1,464,800	3,432,329
Antofagasta Plc	412,700	9,491,450
Barclays Plc – ADR (a)	497,800	9,483,090
Barratt Development Plc (b)	105,100	196,644
Bellway Plc	113,600	1,345,029
BG Group Plc	365,300	9,407,016
Britvic Plc	1,128,700	7,729,891
Cairn Energy Plc (b)	617,400	4,671,040
Carnival Plc	130,000	5,234,164
Cookson Group Plc (b)	802,700	9,630,044
GKN Plc	1,067,400	3,982,976
GlaxoSmithKline Plc	311,100	6,795,957
HSBC Holdings Plc	1,994,000	21,750,251
Imperial Tobacco Group Plc	395,000	13,932,534
Inchcape Plc (b)	837,120	5,110,164
International Consolidated Airlines Group (b)	2,420,400	9,630,174
Kazakhmys Plc	234,000	5,435,508
National Grid Plc	872,200	8,948,809
Persimmon Plc	50,300	406,901
Taylor Wimpey Plc (b)	2,185,100	1,427,918
Tullow Oil Plc	287,600	6,900,416
Vodafone Group Plc – ADR (a)	360,400	10,494,848

		155,437,153

See Notes to Financial Statements.
66	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States – 1.5%
Covidien Plc (a)	151,600	$8,442,604
NII Holdings, Inc. (a)(b)	120,200	4,997,916
TE Connectivity Ltd.	133,700	4,793,144

		18,233,664

Total Common Stocks – 100.1%		1,194,659,159

Rights – 0.0%
Brazil – 0.0%
HRT Participacoes em Petroleo SA	1,469	9,338

Total Rights – 0.0%		9,338

Total Long-Term Investments (Cost – $1,070,649,712) – 100.1%		1,194,668,497

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	20,076,877	20,076,877

Total Short-Term Securities (Cost – $20,076,877) – 1.7%		20,076,877

Total Investments Before Outstanding Options Written (Cost – $1,090,726,589*) – 101.8%		1,214,745,374

Options Written	Contracts
Exchange-Traded Call Options Written – (0.2)%
Barclays Plc - ADR, Strike Price USD 18.75, Expires 5/23/11	850	(49,226)
Barclays Plc - ADR, Strike Price USD 20, Expires 6/20/11	100	(3,500)
Barrick Gold Corp., Strike Price USD 50, Expires 5/23/11	65	(13,032)
Barrick Gold Corp., Strike Price USD 52.50, Expires 5/23/11	65	(5,492)
Barrick Gold Corp., Strike Price USD 55, Expires 6/20/11	1,320	(121,440)
BHP Billiton Ltd. - ADR, Strike Price USD 90, Expires 5/23/11	775	(900,938)
BHP Billiton Ltd. - ADR, Strike Price USD 100, Expires 5/23/11	25	(8,062)
BHP Billiton Ltd. - ADR, Strike Price USD 100, Expires 6/20/11	25	(11,688)
Canadian National Railway Co., Strike Price USD 75, Expires 5/23/11	274	(78,775)
Canadian Natural Resources Ltd., Strike Price USD 46, Expires 5/23/11	330	(66,000)
Canadian Natural Resources Ltd., Strike Price USD 46, Expires 6/20/11	330	(89,100)
CNOOC Ltd. - ADR, Strike Price USD 250, Expires 6/20/11	125	(107,500)
Covidien Plc, Strike Price USD 52.50, Expires 5/23/11	415	(136,950)
Infosys Technologies Ltd. - ADR, Strike Price USD 67.50, Expires 6/20/11	255	(29,962)
Melco Crown Entertainment Ltd. - ADR, Strike Price USD 10, Expires 6/20/11	845	(107,738)
Melco Crown Entertainment Ltd. - ADR, Strike Price USD 11, Expires 6/20/11	845	(67,600)
NII Holdings, Inc., Strike Price USD 40, Expires 5/23/11	330	(73,425)
NII Holdings, Inc., Strike Price USD 39, Expires 5/23/11	330	(100,650)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 70, Expires 5/10/11	400	(299,200)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 75, Expires 5/23/11	100	(27,750)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 77.50, Expires 6/20/11	255	(41,690)
Suncor Energy, Inc., Strike Price USD 45, Expires 5/23/11	360	(70,380)
Suncor Energy, Inc., Strike Price USD 46, Expires 5/23/11	360	(49,320)
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR, Strike Price USD 12.50, Expires 5/23/11	1,715	(180,075)
VimpelCom Ltd. - ADR, Strike Price USD 15, Expires 6/20/11	640	(22,400)
Vodafone Group Plc - ADR, Strike Price USD 29, Expires 5/23/11	995	(67,162)
Vodafone Group Plc - ADR, Strike Price USD 29, Expires 6/20/11	990	(79,200)

Total Exchange-Traded Call Options Written		(2,808,255)

Over-the-Counter Call Options Written – (2.6)%
Adecco SA, Strike Price CHF 63.09, Expires 6/15/11, Broker UBS Securities LLC	53,800	(91,467)
Aegis Group Plc, Strike Price GBP 1.42, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	650,000	(8,990)
Aegis Group Plc, Strike Price GBP 1.37, Expires 6/15/11, Broker Morgan Stanley & Co., Inc.	156,000	(17,452)
Aegon NV, Strike Price EUR 5.11, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	428,000	(165,765)
Aegon NV, Strike Price EUR 5.37, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	79,000	(12,893)
AIA Group Ltd., Strike Price HKD 24.23, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	1,312,200	(379,611)
Aker Solutions ASA, Strike Price NOK 127.37, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	106,000	(99,431)
Anheuser-Busch InBev NV, Strike Price EUR 39.84, Expires 5/16/11, Broker Barclays Capital, Inc.	87,900	(432,275)
Antofagasta Plc, Strike Price GBP 14.54, Expires 5/31/11, Broker Societe General Securities Corp.	169,000	(113,521)
Antofagasta Plc, Strike Price GBP 13.76, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	60,000	(86,945)
AU Optronics Corp. - ADR, Strike Price USD 8.95, Expires 5/27/11, Broker Deutsche Bank Securities Corp.	142,000	(5,796)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 23.87, Expires 5/11/11, Broker JPMorgan Chase Securities	201,500	(127,757)
Banco Bradesco SA - ADR, Strike Price USD 19.66, Expires 5/12/11, Broker Citigroup Global Markets, Inc.	143,000	(107,603)
Banco Bradesco SA - ADR, Strike Price USD 21.35, Expires 5/31/11, Broker Citigroup Global Markets, Inc.	173,000	(31,595)
Banco Bradesco SA, Preference Shares, Strike Price BRL 33.52, Expires 5/05/11, Broker Morgan Stanley & Co., Inc.	112,000	(2,240)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	67

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Barclays Plc - ADR, Strike Price USD 19.46, Expires 5/10/11, Broker Morgan Stanley & Co., Inc.	179,000	$(25,375)
BASF SE, Strike Price EUR 62.11, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	47,600	(495,444)
Bayer AG, Strike Price EUR 55.11, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	35,300	(205,081)
Bayer AG, Strike Price EUR 57.23, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	15,000	(56,280)
Bayerische Motoren Werke AG, Strike Price EUR 59.89, Expires 5/16/11, Broker UBS Securities LLC	6,500	(36,238)
Bayerische Motoren Werke AG, Strike Price EUR 58.33, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	7,600	(61,841)
Bayerische Motoren Werke AG, Strike Price EUR 55.45, Expires 5/25/11, Broker Credit Suisse First Boston	40,600	(485,412)
Bellway Plc, Strike Price GBP 6.75, Expires 5/04/11, Broker Credit Suisse First Boston	35,000	(20,368)
Bellway Plc, Strike Price GBP 6.42, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	35,000	(39,750)
BG Group Plc, Strike Price GBP 15.76, Expires 5/16/11, Broker Societe General Securities Corp.	151,000	(54,524)
BG Group Plc, Strike Price GBP 15.04, Expires 5/25/11, Broker Societe General Securities Corp.	50,500	(54,529)
BM&FBOVESPA SA, Strike Price BRL 11.79, Expires 5/17/11, Broker Credit Suisse First Boston	40,000	(5,617)
BM&FBOVESPA SA, Strike Price BRL 12.10, Expires 5/17/11, Broker Goldman Sachs & Co.	403,500	(26,917)
BM&FBOVESPA SA, Strike Price BRL 12.26, Expires 5/26/11, Broker Credit Suisse First Boston	86,000	(6,580)
BNP Paribas, Strike Price EUR 54.61, Expires 5/25/11, Broker Credit Suisse First Boston	43,400	(66,269)
BNP Paribas, Strike Price EUR 53.19, Expires 6/07/11, Broker UBS Securities LLC	41,000	(111,526)
Bridgestone Corp., Strike Price JPY 1,772.45, Expires 6/28/11, Broker Goldman Sachs & Co.	190,000	(218,755)
Britvic Plc, Strike Price GBP 4.03, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	399,300	(134,284)
Britvic Plc, Strike Price GBP 3.94, Expires 6/15/11, Broker Morgan Stanley & Co., Inc.	225,000	(99,352)
Bwin.Party Digital Entertainment Plc, Strike Price GBP 1.97, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	131,000	(44)
Bwin.Party Digital Entertainment Plc, Strike Price GBP 1.68, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	102,000	(17,056)
Cairn Energy Plc, Strike Price GBP 4.44, Expires 5/04/11, Broker Societe General Securities Corp.	340,000	(63,230)
Cap Gemini SA, Strike Price EUR 39.16, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	50,100	(150,531)
Carlsberg A/S, Class B, Strike Price DKK 558.74, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	28,900	(227,543)
Carnival Plc, Strike Price GBP 24.92, Expires 5/16/11, Broker Societe General Securities Corp.	71,000	(28,793)
Catcher Technology Co. Ltd., Strike Price TWD 134.63, Expires 5/11/11, Broker Credit Suisse First Boston	1,236,800	(1,957,100)
Cheung Kong Holdings Ltd., Strike Price HKD 125.77, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	190,000	(21,081)
Cheung Kong Holdings Ltd., Strike Price HKD 125.54, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	159,000	(65,932)
Chiba Bank Ltd. (The), Strike Price JPY 475.32, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	325,000	(61,652)
Chiba Bank Ltd. (The), Strike Price JPY 481.06, Expires 6/28/11, Broker Goldman Sachs & Co.	202,000	(45,322)
China Construction Bank Corp., H Shares, Strike Price HKD 7.34, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	1,658,000	(25,641)
China Construction Bank Corp., H Shares, Strike Price HKD 7.36, Expires 5/11/11, Broker UBS Securities LLC	2,401,000	(34,953)
China Construction Bank Corp., H Shares, Strike Price HKD 7.55, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	2,805,000	(54,785)
China Merchants Bank Co. Ltd., Strike Price HKD 21.92, Expires 5/11/11, Broker JPMorgan Chase Securities	288,000	(375)
China Merchants Bank Co. Ltd., Strike Price HKD 20.73, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	1,012,000	(77,437)
China Merchants Holdings International Co. Ltd., Strike Price HKD 36.51, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	861,000	(191,774)
China Mobile Ltd., Strike Price HKD 72.52, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	332,000	(46,953)
China Resources Enterprise Ltd., Strike Price HKD 30.87, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	526,000	(67,184)
China Unicom Hong Kong Ltd., Strike Price HKD 12.84, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	1,450,000	(569,632)
Cia Energetica de Minas Gerais - ADR, Strike Price USD 20.66, Expires 5/26/11, Broker Deutsche Bank Securities Corp.	153,000	(90,552)
Cie de St-Gobain, Strike Price EUR 45.59, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	70,000	(162,393)
Cie Financiere Richemont SA, Strike Price CHF 47.94, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	40,000	(370,395)
Cie Financiere Richemont SA, Strike Price CHF 56.36, Expires 6/15/11, Broker Morgan Stanley & Co., Inc.	12,200	(25,420)
CIMB Group Holdings Bhd, Strike Price MYR 8.29, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	3,173,000	(152,114)
Continental AG, Strike Price EUR 61.94, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	7,000	(61,198)

See Notes to Financial Statements.
68	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Continental AG, Strike Price EUR 63.82, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	25,000	$(159,938)
Cookson Group Plc, Strike Price GBP 6.73, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	221,000	(191,279)
Cookson Group Plc, Strike Price GBP 6.73, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	221,000	(206,297)
Corio NV - REIT, Strike Price EUR 47.48, Expires 6/15/11, Broker UBS Securities LLC	9,000	(15,210)
Covidien Plc, Strike Price USD 53.55, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	43,500	(95,543)
Daiwa Office Investment Corp., Strike Price JPY 287,625.78, Expires 5/11/11, Broker JPMorgan Chase Securities	190	(17,681)
Daiwa Office Investment Corp., Strike Price JPY 292,587.91, Expires 6/28/11, Broker Goldman Sachs & Co.	195	(31,335)
Danone, Strike Price EUR 44.24, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	78,000	(601,710)
Dena Co. Ltd., Strike Price JPY 3,070.60, Expires 5/11/11, Broker UBS Securities LLC	72,700	(83,009)
Deutsche Bank AG, Strike Price EUR 41.98, Expires 6/07/11, Broker UBS Securities LLC	80,500	(298,185)
E.ON AG, Strike Price EUR 22.39, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	80,300	(104,436)
Enel SpA, Strike Price EUR 4.50, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	505,000	(236,306)
Erste Group Bank AG, Strike Price EUR 34.82, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	41,100	(12,872)
First Quantum Minerals Ltd., Strike Price CAD 137.75, Expires 6/09/11, Broker UBS Securities LLC	40,500	(307,790)
FLSmidth & Co. A/S, Strike Price DKK 458.54, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	53,000	(99,000)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 56.70, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	34,500	(213,900)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 61.52, Expires 6/03/11, Broker Deutsche Bank Securities Corp.	26,500	(61,509)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 47.02, Expires 5/16/11, Broker Barclays Capital, Inc.	23,000	(205,382)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 49.87, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	60,800	(304,012)
GDF Suez, Strike Price EUR 27.65, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	100,800	(77,444)
GKN Plc, Strike Price GBP 2.10, Expires 5/04/11, Broker Barclays Capital, Inc.	162,000	(38,281)
GKN Plc, Strike Price GBP 1.86, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	425,000	(267,328)
GlaxoSmithKline Plc, Strike Price GBP 11.96, Expires 5/04/11, Broker Barclays Capital, Inc.	171,100	(320,016)
Grupo Modelo SAB de CV, Series C, Strike Price MXN 69.63, Expires 5/17/11, Broker Goldman Sachs & Co.	78,000	(24,134)
Grupo Modelo SAB de CV, Series C, Strike Price MXN 70.63, Expires 5/17/11, Broker UBS Securities LLC	36,200	(8,413)
Grupo Modelo SAB de CV, Series C, Strike Price MXN 70.63, Expires 6/02/11, Broker UBS Securities LLC	114,100	(30,172)
Grupo Modelo SAB de CV, Series C, Strike Price MXN 70.63, Expires 6/14/11, Broker UBS Securities LLC	114,100	(32,674)
GS Engineering & Construction Corp., Strike Price KRW 127,929.63, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	38,000	(420,844)
Hong Kong Exchanges and Clearing Ltd., Strike Price HKD 182.57, Expires 6/28/11, Broker Citigroup Global Markets, Inc.	133,000	(105,319)
HRT Participacoes em Petroleo SA, Strike Price BRL 1,605.90, Expires 6/24/11, Broker Goldman Sachs & Co.	2,800	(214,728)
HSBC Holdings Plc, Strike Price GBP 6.63, Expires 5/04/11, Broker Credit Suisse First Boston	548,500	(19,310)
HSBC Holdings Plc, Strike Price GBP 6.63, Expires 5/16/11, Broker Credit Suisse First Boston	548,500	(59,611)
Hypermarcas SA, Strike Price BRL 21.33, Expires 5/17/11, Broker Deutsche Bank Securities Corp.	231,900	(70,672)
Hyundai Engineering & Construction Co. Ltd., Strike Price KRW 83,002.50, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	21,600	(152,752)
Hyundai Engineering & Construction Co. Ltd., Strike Price KRW 89,796.04, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	58,400	(404,049)
Hyundai Marine & Fire Insurance Co. Ltd., Strike Price KRW 28,532.50, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	166,000	(266,339)
IHI Corp., Strike Price JPY 195.74, Expires 5/11/11, Broker UBS Securities LLC	2,750,000	(501,548)
Imperial Tobacco Group Plc, Strike Price GBP 19.91, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	218,000	(440,695)
Inchcape Plc, Strike Price GBP 3.73, Expires 6/07/11, Broker Societe General Securities Corp.	460,500	(99,999)
ING Groep NV, Strike Price EUR 8.65, Expires 5/16/11, Broker Barclays Capital, Inc.	15,500	(8,577)
ING Groep NV, Strike Price EUR 9.35, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	105,200	(7,120)
ING Groep NV, Strike Price EUR 9.43, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	210,000	(19,970)
International Consolidated Airlines Group, Strike Price GBP 2.30, Expires 6/15/11, Broker Societe General Securities Corp.	490,000	(131,822)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	69

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
International Consolidated Airlines Group, Strike Price GBP 2.26, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	841,500	$(248,762)
Intesa Sanpaolo SpA, Strike Price EUR 2.23, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	763,500	(75,063)
Intesa Sanpaolo SpA, Strike Price EUR 2.23, Expires 6/07/11, Broker UBS Securities LLC	210,300	(30,326)
ITOCHU Corp., Strike Price JPY 840.22, Expires 6/28/11, Broker Goldman Sachs & Co.	297,000	(166,966)
Japan Prime Realty Investment, Strike Price JPY 233,876.01, Expires 6/28/11, Broker UBS Securities LLC	245	(21,179)
Japan Prime Realty Investment, Strike Price JPY 225,937, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	250	(25,634)
Japan Tobacco, Inc., Strike Price JPY 315,296.57, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	1,185	(186,972)
JGC Corp., Strike Price JPY 1,869.51, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	58,000	(125,714)
JGC Corp., Strike Price JPY 1,948.29, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	134,000	(192,608)
Julius Baer Group Ltd., Strike Price CHF 39.81, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	78,800	(106,290)
K+S AG, Strike Price EUR 49.91, Expires 5/16/11, Broker Societe General Securities Corp.	59,000	(417,536)
Kabel Deutschland Holding AG, Strike Price EUR 36.09, Expires 5/04/11, Broker Barclays Capital, Inc.	24,000	(218,666)
Kabel Deutschland Holding AG, Strike Price EUR 35.86, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	24,000	(227,028)
Kabel Deutschland Holding AG, Strike Price EUR 37.79, Expires 5/16/11, Broker UBS Securities LLC	11,500	(76,078)
Kabel Deutschland Holding AG, Strike Price EUR 39.29, Expires 6/07/11, Broker UBS Securities LLC	20,300	(102,586)
Kazakhmys Plc, Strike Price GBP 13.70, Expires 6/15/11, Broker Credit Suisse First Boston	128,700	(155,934)
Kia Motors Corp., Strike Price KRW 69,192.34, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	65,500	(479,666)
Komatsu Ltd., Strike Price JPY 2,847.49, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	66,000	(111,166)
Koninklijke DSM NV, Strike Price EUR 43.83, Expires 6/15/11, Broker UBS Securities LLC	43,400	(187,856)
Koninklijke DSM NV, Strike Price EUR 46.46, Expires 6/15/11, Broker UBS Securities LLC	23,800	(38,837)
Koninklijke KPN NV, Strike Price EUR 12.19, Expires 6/07/11, Broker Credit Suisse First Boston	175,400	(387)
KT Corp. - ADR, Strike Price USD 19.22, Expires 5/04/11, Broker UBS Securities LLC	55,000	(59,400)
KT Corp. - ADR, Strike Price USD 18.84, Expires 5/11/11, Broker Credit Suisse First Boston	34,000	(49,759)
KT Corp. - ADR, Strike Price USD 20.48, Expires 5/27/11, Broker UBS Securities LLC	65,000	(20,262)
Kubota Corp., Strike Price JPY 798.27, Expires 5/11/11, Broker UBS Securities LLC	494,000	(82,451)
Lukoil OAO - ADR, Strike Price USD 72.09, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	26,400	(15,051)
Lukoil OAO - ADR, Strike Price USD 73.31, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	32,300	(10,511)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 121.48, Expires 6/15/11, Broker Societe General Securities Corp.	20,000	(107,960)
Lynas Corp. Ltd., Strike Price AUD 2.33, Expires 5/11/11, Broker JPMorgan Chase Securities	1,253,000	(34,827)
Magna International, Inc., Class A, Strike Price USD 52.17, Expires 5/26/11, Broker Goldman Sachs & Co.	38,500	(55,828)
Manulife Financial Corp., Strike Price CAD 17.56, Expires 5/09/11, Broker Morgan Stanley & Co., Inc.	203,500	(19,293)
Marubeni Corp., Strike Price JPY 589.13, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	471,000	(220,621)
Mega Financial Holding Co. Ltd., Strike Price TWD 25.45, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	4,296,000	(136,871)
Merck KGaA, Strike Price EUR 66.23, Expires 5/16/11, Broker UBS Securities LLC	35,000	(275,165)
Metro AG, Strike Price EUR 49.50, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	43,000	(72,487)
Mitsubishi Chemical Holdings Corp., Strike Price JPY 548.94, Expires 6/28/11, Broker Goldman Sachs & Co.	374,500	(123,084)
Mitsui Fudosan Co. Ltd., Strike Price JPY 1,405.42, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	162,000	(230,778)
MTN Group Ltd., Strike Price ZAR 140.20, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	159,000	(231,565)
Naspers Ltd., N Shares, Strike Price ZAR 384.81, Expires 6/07/11, Broker Societe General Securities Corp.	47,000	(180,205)
National Grid Plc, Strike Price GBP 5.96, Expires 6/07/11, Broker Societe General Securities Corp.	480,000	(154,765)
New World Development Ltd., Strike Price HKD 13.81, Expires 6/28/11, Broker BNP Paribas	1,232,000	(89,682)
Newcrest Mining Ltd., Strike Price AUD 42.72, Expires 6/28/11, Broker UBS Securities LLC	150,000	(254,893)
Norsk Hydro ASA, Strike Price NOK 47.85, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	470,000	(35,348)
Novartis AG, Strike Price CHF 54.09, Expires 5/03/11, Broker Barclays Capital, Inc.	8,000	(4)
Novartis AG, Strike Price CHF 49.76, Expires 5/05/11, Broker Credit Suisse First Boston	91,300	(162,738)
Novartis AG, Strike Price CHF 48.81, Expires 5/16/11, Broker Barclays Capital, Inc.	49,700	(143,785)
ORIX Corp., Strike Price JPY 8,415, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	32,000	(39,182)
Pandora A/S, Strike Price DKK 271.63, Expires 5/16/11, Broker UBS Securities LLC	10,000	(2,598)
Petrominerales Ltd., Strike Price CAD 35, Expires 5/23/11, Broker T.D. Securities	450	(92,744)
Petrominerales Ltd., Strike Price CAD 36.70, Expires 6/13/11, Broker Citigroup Global Markets, Inc.	57,500	(91,767)
Randstad Holding NV, Strike Price EUR 37.40, Expires 5/16/11, Broker Barclays Capital, Inc.	34,000	(56,555)

See Notes to Financial Statements.
70	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Randstad Holding NV, Strike Price EUR 39.73, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	61,300	$(56,812)
Roche Holding AG, Strike Price CHF 131.00, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	15,200	(165,882)
Roche Holding AG, Strike Price CHF 138.17, Expires 5/25/11, Broker UBS Securities LLC	22,000	(80,561)
Rosneft Oil Co. - GDR, Strike Price USD 9.19, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	231,000	(30,543)
Royal Bank of Canada, Strike Price CAD 60, Expires 6/20/11, Broker T.D. Securities	510	(66,031)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 71.87, Expires 5/04/11, Broker Goldman Sachs & Co.	58,500	(328,185)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 71.67, Expires 6/17/11, Broker UBS Securities LLC	62,000	(360,220)
Samsung Electronics Co. Ltd., Strike Price KRW 928,529.16, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	4,500	(28,572)
SAP AG - ADR, Strike Price USD 63.59, Expires 5/13/11, Broker UBS Securities LLC	32,800	(52,648)
SAP AG - ADR, Strike Price USD 63.59, Expires 5/31/11, Broker UBS Securities LLC	32,800	(69,608)
Seadrill Ltd., Strike Price NOK 199.31, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	105,000	(13,103)
Sekisui Chemical Co. Ltd., Strike Price JPY 668.92, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	334,000	(110,320)
Siemens AG, Strike Price EUR 90.51, Expires 5/16/11, Broker Barclays Capital, Inc.	31,900	(367,937)
Siemens AG, Strike Price EUR 92.22, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	20,000	(180,259)
Siliconware Precision Industries Co. - ADR, Strike Price USD 6.13, Expires 5/03/11, Broker Citigroup Global Markets, Inc.	98,900	(64,285)
Siliconware Precision Industries Co. - ADR, Strike Price USD 6.22, Expires 5/05/11, Broker Citigroup Global Markets, Inc.	115,000	(64,170)
Siliconware Precision Industries Co. - ADR, Strike Price USD 6.18, Expires 5/17/11, Broker Citigroup Global Markets, Inc.	102,000	(63,109)
Siliconware Precision Industries Co. - ADR, Strike Price USD 6.32, Expires 6/02/11, Broker Citigroup Global Markets, Inc.	169,000	(94,094)
Singapore Telecommunications Ltd., Strike Price SGD 3.17, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	1,238,000	(72,706)
SMC Corp., Strike Price JPY 14,824.80, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	22,300	(210,264)
Societe Generale, Strike Price EUR 45.46, Expires 5/16/11, Broker Barclays Capital, Inc.	30,000	(51,335)
Societe Generale, Strike Price EUR 46.23, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	46,300	(96,680)
Societe Generale, Strike Price EUR 48.89, Expires 6/07/11, Broker UBS Securities LLC	8,300	(7,581)
Softbank Corp., Strike Price JPY 3,179.48, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	106,000	(351,232)
Straits Asia Resources Ltd., Strike Price SGD 2.99, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	1,209,000	(156,873)
Subsea 7 SA, Strike Price NOK 134.23, Expires 5/04/11, Broker Citigroup Global Markets, Inc.	130,500	(109,353)
Sumitomo Heavy Industries Ltd., Strike Price JPY 527.98, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	318,000	(79,303)
Sumitomo Heavy Industries Ltd., Strike Price JPY 530.46, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	551,000	(198,775)
Sumitomo Mitsui Financial Group, Inc., Strike Price JPY 2,622.42, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	88,200	(28,962)
Sun Life Financial, Inc., Strike Price CAD 32, Expires 5/23/11, Broker Bank of Montreal	520	(9,068)
Sun Life Financial, Inc., Strike Price CAD 30, Expires 5/23/11, Broker T.D. Securities	520	(65,127)
Swiss Reinsurance Co. Ltd., Strike Price CHF 48.88, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	57,500	(182,078)
Swiss Reinsurance Co. Ltd., Strike Price CHF 52.26, Expires 5/25/11, Broker Credit Suisse First Boston	20,000	(21,832)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR, Strike Price USD 12.43, Expires 5/27/11, Broker Citigroup Global Markets, Inc.	98,000	(104,566)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR, Strike Price USD 12.04, Expires 5/31/11, Broker Citigroup Global Markets, Inc.	100,000	(146,000)
Taylor Wimpey Plc, Strike Price GBP 0.38, Expires 5/16/11, Broker Barclays Capital, Inc.	1,428,000	(52,362)
TE Connectivity Ltd., Strike Price USD 33.70, Expires 5/03/11, Broker Citigroup Global Markets, Inc.	74,000	(159,100)
Technip SA, Strike Price EUR 66.36, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	29,400	(432,270)
Technip SA, Strike Price EUR 77.42, Expires 6/15/11, Broker Societe General Securities Corp.	28,500	(98,439)
Teijin Ltd., Strike Price JPY 386.02, Expires 6/28/11, Broker UBS Securities LLC	575,000	(151,112)
Telefonica SA, Strike Price EUR 17.99, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	143,600	(44,772)
Telefonica SA, Strike Price EUR 17.99, Expires 5/16/11, Broker Credit Suisse First Boston	143,600	(61,976)
Tencent Holdings Ltd., Strike Price HKD 225.90, Expires 6/28/11, Broker Citigroup Global Markets, Inc.	67,000	(107,627)
Tokio Marine Holdings, Inc., Strike Price JPY 2,160.75, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	94,000	(149,720)
Toray Industries, Inc., Strike Price JPY 592.53, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	462,000	(160,591)
Toronto-Dominion Bank (The), Strike Price CAD 86, Expires 5/23/11, Broker T.D. Securities	375	(5,747)
Tullow Oil Plc, Strike Price GBP 14.81, Expires 5/03/11, Broker Credit Suisse First Boston	74,500	(3,954)
Tullow Oil Plc, Strike Price GBP 13.69, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	168,000	(216,267)
Unibail-Rodamco SE - REIT, Strike Price EUR 142.27, Expires 5/16/11, Broker Societe General Securities Corp.	18,600	(434,377)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	71

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (concluded)
VimpelCom Ltd. - ADR, Strike Price USD 14.29, Expires 5/12/11, Broker UBS Securities LLC	77,500	$(25,193)
Voestalpine AG, Strike Price EUR 33.74, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	88,100	(128,205)
Volkswagen AG, Preference Shares, Strike Price EUR 111.96, Expires 5/25/11, Broker Credit Suisse First Boston	21,300	(665,528)
Volvo AB, B Shares, Strike Price SEK 101.61, Expires 5/16/11, Broker Barclays Capital, Inc.	245,000	(695,050)
Wharf Holdings Ltd., Strike Price HKD 53.58, Expires 5/11/11, Broker BNP Paribas	479,000	(219,908)
Wharf Holdings Ltd., Strike Price HKD 56.96, Expires 5/11/11, Broker JPMorgan Chase Securities	86,000	(12,484)
WPP Plc, Strike Price GBP 7.45, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	299,000	(205,753)
Xstrata Plc, Strike Price GBP 13.92, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	74,000	(177,082)
Xstrata Plc, Strike Price GBP 13.42, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	165,000	(533,108)
Xstrata Plc, Strike Price GBP 15.45, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	93,000	(101,397)
Yamato Holdings Co. Ltd., Strike Price JPY 1,259.47, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	212,000	(122,017)
Yara International ASA, Strike Price NOK 279.79, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	55,600	(325,272)

Total Over-the-Counter Call Options Written		(31,046,602)

Total Options Written (Premiums Received – $20,790,497) – (2.8)%		(33,854,857)

Total Investments Net of Outstanding Options Written – 99.0%		1,180,890,517
Other Assets in Excess of Liabilities – 1.0%		11,668,298

Net Assets – 100.0%		$1,192,558,815

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,105,361,047

Gross unrealized appreciation	$124,090,334
Gross unrealized depreciation	(14,706,006)

Net unrealized appreciation	$109,384,328

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	57,450,039	(37,373,162)	20,076,877	$31,672

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	391,000	USD	428,442	Citigroup Global Markets, Inc.	5/04/11	$(91)
AUD	538,000	USD	586,078	RBS Securities, Inc.	5/03/11	3,391
AUD	964,000	USD	1,049,743	Citigroup Global Markets, Inc.	5/03/11	6,482
CAD	13,000	USD	13,664	Citigroup Global Markets, Inc.	5/03/11	76
CAD	498,000	USD	523,772	Deutsche Bank Securities Corp.	5/02/11	2,572
EUR	1,456,000	USD	2,154,318	Den Danske Bank	5/03/11	2,055
EUR	499,000	USD	740,584	Deutsche Bank Securities Corp.	5/04/11	(1,574)
EUR	977,000	USD	1,444,596	RBS Securities, Inc.	5/03/11	2,366
NOK	5,076,000	USD	952,880	Citigroup Global Markets, Inc.	5/02/11	14,604
USD	13,253	EUR	9,000	Deutsche Bank Securities Corp.	5/02/11	(77)
USD	426,219	JPY	34,675,000	Deutsche Bank Securities Corp.	5/09/11	(1,277)
USD	43,268	SGD	53,000	Citigroup Global Markets, Inc.	5/04/11	(31)
USD	440,260	CHF	387,000	Citigroup Global Markets, Inc.	5/02/11	(7,139)
USD	602,280	HKD	4,678,000	Citigroup Global Markets, Inc.	5/04/11	(80)
USD	763,042	JPY	62,353,000	Citigroup Global Markets, Inc.	5/02/11	(5,656)
USD	918,907	NOK	4,814,000	Citigroup Global Markets, Inc.	5/04/11	1,577

Total						$17,198

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.
72	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	$15,115,132	$27,423,459	–	$42,538,591
Austria	–	11,647,963	–	11,647,963
Belgium	–	10,198,123	–	10,198,123
Bermuda	–	6,723,068	–	6,723,068
Brazil	40,118,207	–	–	40,118,207
British Virgin
Islands	1,965,080	–	–	1,965,080
Canada	73,794,243	–	–	73,794,243
China	476,442	22,309,235	–	22,785,677
Denmark	4,220,603	14,906,164	–	19,126,767
France	–	77,283,494	–	77,283,494
Germany	15,772,761	103,050,314	–	118,823,075
Gibraltar	–	1,085,738	–	1,085,738
Hong Kong	9,025,938	52,385,566	–	61,411,504
India	3,030,870	12,259,290	–	15,290,160
Ireland	–	4,173,148	–	4,173,148
Italy	–	12,417,950	–	12,417,950
Japan	–	151,249,820	–	151,249,820
Malaysia	4,874,026	11,713,706	–	16,587,732
Mexico	10,931,771	–	–	10,931,771
Netherlands	36,417,892	34,574,167	–	70,992,059
Norway	–	27,163,558	–	27,163,558
Russia	7,436,990	3,760,708	–	11,197,698
Singapore	–	11,065,349	–	11,065,349
South Africa	–	11,548,771	–	11,548,771
South Korea	5,684,000	49,478,323	–	55,162,323
Spain	–	14,029,008	–	14,029,008
Sweden	–	4,814,823	–	4,814,823
Switzerland	–	63,477,274	–	63,477,274
Taiwan	19,156,674	20,976,941	–	40,133,615
Thailand	–	13,251,753	–	13,251,753
United Kingdom	29,608,112	125,829,041	–	155,437,153
United States	18,233,664	–	–	18,233,664
Rights	9,338	–	–	9,338
Short-Term Securities	20,076,877	–	–	20,076,877

Total	$315,948,620	$898,796,754	–	$1,214,745,374

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$33,123	–	–	$33,123
Liabilities:
Equity contracts	(2,656,858)	$(31,197,999)	–	(33,854,857)
Foreign currency exchange contracts	(15,925)	–	–	(15,925)

Total	$(2,639,660)	$(31,197,999)	–	$(33,837,659)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	73

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals – 10.3%
Agrium, Inc. (a)	77,000	$6,963,110
Air Products & Chemicals, Inc.	92,900	8,873,808
Celanese Corp., Series A	102,200	5,101,824
Dow Chemical Co. (The) (a)	173,025	7,092,295
E.I. du Pont de Nemours & Co. (a)	429,479	24,390,112
Monsanto Co. (a)	72,900	4,960,116
Mosaic Co. (The) (a)	20,200	1,512,172
Olin Corp. (a)	181,100	4,661,514
Potash Corp. of Saskatchewan, Inc. (a)	189,300	10,672,734
Praxair, Inc.	164,800	17,538,016

		91,765,701

Containers & Packaging – 0.9%
Temple-Inland, Inc. (a)	331,583	7,802,148

Energy Equipment & Services – 6.2%
Basic Energy Services, Inc. (a)(b)	48,800	1,500,112
Calfrac Well Services Ltd.	16,500	583,687
Core Laboratories NV (a)	118,500	11,373,630
Halliburton Co. (a)	176,500	8,909,720
Key Energy Services, Inc. (a)(b)	264,700	4,817,540
Noble Corp.	79,102	3,402,177
Patterson-UTI Energy, Inc. (a)	73,500	2,286,585
Schlumberger Ltd. (a)	142,500	12,789,375
Seadrill Ltd.	94,742	3,361,250
Technip SA	26,900	3,035,133
Trican Well Service Ltd.	145,000	3,573,852

		55,633,061

Machinery – 3.9%
Caterpillar, Inc. (a)	235,900	27,225,219
Deere & Co. (a)	75,300	7,341,750

		34,566,969

Metals & Mining – 43.4%
African Rainbow Minerals Ltd.	278,750	9,078,838
Agnico-Eagle Mines Ltd. (a)	106,950	7,441,581
Alamos Gold, Inc.	575,000	9,650,690
Alcoa, Inc. (a)	280,450	4,767,650
Allegheny Technologies, Inc. (a)	38,600	2,779,200
Alumina Ltd.	1,496,066	3,746,910
Anglo American Plc	97,945	5,134,158
Anglo Platinum Ltd.	50,444	5,133,664
Barrick Gold Corp. (a)	98,600	5,029,586
BHP Billiton Plc	878,600	37,147,059
Carpenter Technology Corp.	42,666	2,187,059
Cia de Minas Buenaventura SA - ADR (a)	281,100	11,713,437
Cliffs Natural Resources, Inc. (a)	28,100	2,633,532
Eramet	15,250	6,002,411
First Quantum Minerals Ltd.	106,000	15,105,406
Freeport-McMoRan Copper & Gold, Inc. (a)	128,400	7,065,852
Fresnillo Plc	475,000	13,090,856
Goldcorp, Inc. (a)	173,750	9,700,464
Harry Winston Diamond Corp. (b)	145,600	2,477,578
IAMGOLD Corp.	96,500	2,006,188
Iluka Resources Ltd.	1,343,586	18,486,951
Impala Platinum Holdings Ltd.	510,200	15,955,408
Industrias Penoles SAB de CV	513,569	19,986,528
Jiangxi Copper Co. Ltd., Class H	1,659,500	5,653,897
Kazakhmys Plc	251,400	5,839,687
Minara Resources Ltd.	1,572,550	1,334,416
Minsur SA	3,846,986	4,954,194
MMC Norilsk Nickel JSC - ADR	12,923	357,726
Newcrest Mining Ltd.	137,885	6,279,921
Newmont Mining Corp. (a)	68,350	4,005,994
OZ Minerals Ltd.	5,596,957	8,883,636
Rio Tinto Plc	517,104	37,730,465
Southern Copper Corp. (a)	75,500	2,828,230
Straits Resources Ltd. (b)	692,629	671,880
Teck Resources Ltd., Class B	288,400	15,676,597
United States Steel Corp. (a)	39,900	1,903,629
Vale SA - ADR (a)	725,300	24,225,020
Vedanta Resources Plc	432,700	16,896,673
Xstrata Plc	1,177,996	30,214,431
Zijin Mining Group Co. Ltd.	4,273,750	3,369,047

		387,146,449

Oil, Gas & Consumable Fuels – 28.4%
Alpha Natural Resources, Inc. (a)(b)	109,400	6,363,798
Angle Energy, Inc. (b)	183,800	1,843,536
Apache Corp. (a)	93,200	12,430,084
Arch Coal, Inc. (a)	83,000	2,846,900
Bill Barrett Corp. (b)	73,900	3,083,847
Cenovus Energy, Inc. (a)	121,300	4,657,920
Chesapeake Energy Corp. (a)	160,100	5,390,567
Coal & Allied Industries Ltd.	15,000	1,838,178
ConocoPhillips (a)	22,600	1,783,818
Consol Energy, Inc. (a)	227,279	12,293,521
Continental Resources, Inc. (a)(b)	49,300	3,385,924
Crescent Point Energy Corp.	161,800	7,346,539
Denbury Resources, Inc. (a)(b)	334,500	7,549,665
Energy XXI (Bermuda) Ltd. (a)(b)	137,500	4,984,375
EOG Resources, Inc. (a)	99,000	11,178,090
EQT Corp.	147,100	7,738,931
Exxon Mobil Corp. (a)	55,800	4,910,400
Forest Oil Corp. (a)(b)	143,000	5,135,130
Galleon Energy, Inc., Class A (b)	317,400	1,174,127
Gasco Energy, Inc. (b)	579,700	237,677
Hess Corp. (a)	51,300	4,409,748
James River Coal Co. (b)	83,836	1,955,056
Massey Energy Co.	204,000	13,920,960
Newfield Exploration Co. (a)(b)	69,400	4,913,520
Noble Energy, Inc. (a)	76,800	7,393,536
Occidental Petroleum Corp. (a)	112,800	12,891,912
OGX Petroleo e Gas Participacoes SA (b)	610,000	6,444,317
Patriot Coal Corp. (a)(b)	122,460	3,083,543
Peabody Energy Corp. (a)	172,300	11,513,086
Penn West Petroleum Ltd. (a)	337,100	8,633,131
PetroBakken Energy Ltd., Class A	36,600	694,748
PetroChina Co. Ltd. - ADR (a)	14,500	2,110,910
Petrohawk Energy Corp. (a)(b)	168,800	4,559,288
Plains Exploration & Production Co. (a)(b)	163,600	6,223,344
Premier Oil Plc (b)	112,700	3,787,863
QEP Resources, Inc.	114,400	4,888,312
Range Resources Corp. (a)	104,700	5,910,315
Southwestern Energy Co. (a)(b)	148,300	6,504,438
Statoil ASA	196,000	5,741,606
Suncor Energy, Inc. (a)	136,300	6,275,252
Talisman Energy, Inc. (a)	312,200	7,524,020
Ultra Petroleum Corp. (a)(b)	62,000	3,148,980
Whiting Petroleum Corp. (a)(b)	219,000	15,220,500

		253,921,412

Paper & Forest Products – 5.2%
Fibria Celulose SA - ADR (b)	315,600	5,096,940
International Paper Co. (a)	405,900	12,534,192
MeadWestvaco Corp. (a)	451,600	15,214,404

See Notes to Financial Statements.
74	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Paper & Forest Products (concluded)
Mondi Plc	322,512	$3,205,416
Weyerhaeuser Co. (a)	466,900	10,743,364

		46,794,316

Total Long-Term Investments (Cost – $605,660,766) – 98.3%		877,630,056

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	19,415,877	19,415,877

Total Short-Term Securities (Cost – $19,415,877) – 2.1%		19,415,877

Total Investments Before Outstanding Options Written (Cost – $625,076,643*) – 100.4%		897,045,933

Options Written	Contracts
Exchange-Traded Call Options Written – (0.7)%
Agnico-Eagle Mines Ltd., Strike Price USD 70, Expires 5/23/11	355	(62,480)
Agrium, Inc., Strike Price USD 90, Expires 5/23/11	102	(27,795)
Agrium, Inc., Strike Price USD 92.50, Expires 6/20/11	152	(42,940)
Air Products & Chemicals, Inc., Strike Price USD 92, Expires 6/06/11	300	(129,651)
Alcoa, Inc., Strike Price USD 17, Expires 5/23/11	925	(36,075)
Allegheny Technologies, Inc., Strike Price USD 67.50, Expires 5/23/11	130	(69,550)
Alpha Natural Resources, Inc., Strike Price USD 57.50, Expires 5/23/11	100	(23,100)
Alpha Natural Resources, Inc., Strike Price USD 60, Expires 5/23/11	200	(24,700)
Alpha Natural Resources, Inc., Strike Price USD 57.50, Expires 6/20/11	100	(33,500)
Apache Corp., Strike Price USD 125, Expires 6/20/11	300	(310,500)
Arch Coal, Inc., Strike Price USD 35, Expires 5/23/11	110	(7,755)
Arch Coal, Inc., Strike Price USD 35, Expires 6/20/11	110	(13,750)
Barrick Gold Corp., Strike Price USD 52.50, Expires 5/23/11	325	(27,463)
Barrick Gold Corp., Strike Price USD 57.50, Expires 5/23/11	30	(255)
Basic Energy Services, Inc., Strike Price USD 25, Expires 5/23/11	200	(113,000)
Carpenter Technology Corp., Strike Price USD 43, Expires 5/05/11	150	(123,900)
Caterpillar, Inc., Strike Price USD 106.50, Expires 5/23/11	255	(234,203)
Caterpillar, Inc., Strike Price USD 110, Expires 5/23/11	335	(210,213)
Caterpillar, Inc., Strike Price USD 115, Expires 5/23/11	100	(28,000)
Caterpillar, Inc., Strike Price USD 110, Expires 6/20/11	90	(67,275)
Cenovus Energy Inc., Strike Price USD 40, Expires 5/23/11	400	(13,000)
Chesapeake Energy Corp., Strike Price USD 34, Expires 6/20/11	265	(38,690)
Chesapeake Energy Corp., Strike Price USD 35, Expires 6/20/11	265	(27,560)
Cia de Minas Buenaventura SA - ADR, Strike Price USD 41, Expires 5/23/11	300	(62,250)
Cia de Minas Buenaventura SA - ADR, Strike Price USD 43, Expires 5/23/11	280	(30,800)
Cia de Minas Buenaventura SA - ADR, Strike Price USD 45, Expires 5/23/11	350	(16,625)
Cliffs Natural Resources, Inc., Strike Price USD 95, Expires 5/23/11	95	(24,320)
ConocoPhillips, Strike Price USD 75, Expires 5/23/11	75	(31,875)
Consol Energy, Inc., Strike Price USD 55, Expires 5/23/11	300	(39,600)
Consol Energy, Inc., Strike Price USD 52.50, Expires 5/23/11	450	(117,900)
Continental Resources, Inc., Strike Price USD 70, Expires 5/23/11	60	(10,950)
Continental Resources, Inc., Strike Price USD 75, Expires 6/20/11	100	(12,000)
Core Laboratories NV, Strike Price USD 100, Expires 5/23/11	100	(5,250)
Core Laboratories NV, Strike Price USD 100, Expires 6/20/11	145	(23,200)
Core Laboratories NV, Strike Price USD 100, Expires 7/18/11	145	(30,955)
Deere & Co., Strike Price USD 92.50, Expires 5/23/11	250	(145,000)
Denbury Resources, Inc., Strike Price USD 23, Expires 5/23/11	400	(30,000)
Denbury Resources, Inc., Strike Price USD 25, Expires 5/23/11	280	(5,600)
Denbury Resources, Inc., Strike Price USD 24, Expires 6/20/11	400	(27,000)
Dow Chemical Co. (The), Strike Price USD 39, Expires 5/23/11	100	(23,150)
Dow Chemical Co. (The), Strike Price USD 40, Expires 6/20/11	100	(20,300)
Dow Chemical Co. (The), Strike Price USD 38, Expires 6/20/11	470	(164,500)
E.I. du Pont de Nemours & Co., Strike Price USD 55, Expires 5/23/11	147	(30,576)
E.I. du Pont de Nemours & Co., Strike Price USD 57.50, Expires 5/23/11	200	(11,200)
Energy XXI (Bermuda) Ltd., Strike Price USD 35, Expires 5/23/11	175	(38,063)
Energy XXI (Bermuda) Ltd., Strike Price USD 36, Expires 5/23/11	175	(27,563)
Energy XXI (Bermuda) Ltd., Strike Price USD 37, Expires 5/23/11	75	(7,688)
Energy XXI (Bermuda) Ltd., Strike Price USD 36, Expires 6/20/11	100	(24,750)
EOG Resources, Inc., Strike Price USD 115, Expires 5/23/11	300	(65,700)
Exxon Mobil Corp., Strike Price USD 82.50, Expires 5/23/11	230	(128,395)
Forest Oil Corp., Strike Price USD 38, Expires 5/23/11	475	(26,125)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 55, Expires 5/23/11	225	(40,838)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 52.50, Expires 5/23/11	100	(34,000)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 57.50, Expires 6/20/11	99	(17,276)
Goldcorp, Inc., Strike Price USD 55, Expires 5/23/11	300	(59,400)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	75

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentage shown are based on net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (continued)
Goldcorp, Inc., Strike Price USD 55, Expires 6/20/11	274	$(78,090)
Halliburton Co., Strike Price USD 46, Expires 5/23/11	260	(123,500)
Halliburton Co., Strike Price USD 47, Expires 5/23/11	260	(100,100)
Halliburton Co., Strike Price USD 48, Expires 5/23/11	100	(30,500)
Hess Corp., Strike Price USD 80, Expires 5/23/11	180	(115,200)
International Paper Co., Strike Price USD 28, Expires 5/23/11	410	(121,155)
International Paper Co., Strike Price USD 31, Expires 5/23/11	150	(9,375)
International Paper Co., Strike Price USD 30.25, Expires 6/03/11	540	(71,718)
International Paper Co., Strike Price USD 31, Expires 6/20/11	240	(25,800)
Key Energy Services, Inc., Strike Price USD 17, Expires 5/23/11	595	(76,718)
Key Energy Services, Inc., Strike Price USD 15, Expires 6/20/11	280	(91,000)
MeadWestvaco Corp., Strike Price USD 32.50, Expires 5/23/11	100	(16,000)
MeadWestvaco Corp., Strike Price USD 30, Expires 5/23/11	1	(380)
Monsanto Co., Strike Price USD 67.50, Expires 5/23/11	120	(22,440)
Monsanto Co., Strike Price USD 70, Expires 5/23/11	120	(9,480)
Mosaic Co. (The), Strike Price USD 80, Expires 5/23/11	70	(4,480)
Newfield Exploration Co., Strike Price USD 80, Expires 5/23/11	340	(5,100)
Newmont Mining Corp., Strike Price USD 55, Expires 5/23/11	225	(92,250)
Newmont Mining Corp., Strike Price USD 45, Expires 5/23/11	260	(360,750)
Noble Energy, Inc., Strike Price USD 100, Expires 5/23/11	255	(17,850)
Occidental Petroleum Corp., Strike Price USD 100, Expires 5/23/11	100	(145,250)
Occidental Petroleum Corp., Strike Price USD 110, Expires 5/23/11	50	(28,875)
Occidental Petroleum Corp., Strike Price USD 100, Expires 5/27/11	150	(214,776)
Occidental Petroleum Corp., Strike Price USD 105, Expires 6/20/11	100	(108,250)
Olin Corp., Strike Price USD 22.50, Expires 5/23/11	100	(37,750)
Patriot Coal Corp., Strike Price USD 25, Expires 5/23/11	55	(6,105)
Patriot Coal Corp., Strike Price USD 27, Expires 6/20/11	350	(32,025)
Patterson-UTI Energy, Inc., Strike Price USD 27, Expires 5/23/11	146	(61,320)
Patterson-UTI Energy, Inc., Strike Price USD 31, Expires 5/23/11	97	(9,458)
Peabody Energy Corp., Strike Price USD 75, Expires 5/23/11	50	(625)
Penn West Petroleum Ltd., Strike Price USD 27, Expires 6/20/11	700	(22,750)
PetroChina Co. Ltd. – ADR, Strike Price USD 140, Expires 5/23/11	48	(32,400)
Petrohawk Energy Corp., Strike Price USD 24, Expires 5/23/11	60	(19,800)
Petrohawk Energy Corp., Strike Price USD 25, Expires 5/23/11	60	(14,790)
Petrohawk Energy Corp., Strike Price USD 27, Expires 5/23/11	160	(19,200)
Petrohawk Energy Corp., Strike Price USD 29, Expires 5/23/11	50	(2,450)
Petrohawk Energy Corp., Strike Price USD 28, Expires 6/20/11	160	(22,000)
Petrohawk Energy Corp., Strike Price USD 27, Expires 6/20/11	50	(9,100)
Plains Exploration & Production Co., Strike Price USD 37, Expires 5/23/11	265	(49,555)
Plains Exploration & Production Co., Strike Price USD 36, Expires 5/23/11	265	(67,840)
Potash Corp. of Saskatchewan, Inc., Strike Price USD 57.50, Expires 5/23/11	315	(38,115)
Potash Corp. of Saskatchewan, Inc., Strike Price USD 57.50, Expires 6/20/11	315	(65,678)
Range Resources Corp., Strike Price USD 55, Expires 5/23/11	150	(38,250)
Range Resources Corp., Strike Price USD 55, Expires 6/20/11	195	(70,200)
Schlumberger Ltd., Strike Price USD 90, Expires 5/23/11	450	(89,325)
Schlumberger Ltd., Strike Price USD 95, Expires 5/23/11	50	(2,175)
Southern Copper Corp., Strike Price USD 42, Expires 5/23/11	250	(2,500)
Southwestern Energy Co., Strike Price USD 43, Expires 5/23/11	160	(24,880)
Southwestern Energy Co., Strike Price USD 42, Expires 6/20/11	203	(57,754)
Southwestern Energy Co., Strike Price USD 41, Expires 6/20/11	160	(57,600)
Suncor Energy, Inc., Strike Price USD 45, Expires 5/23/11	75	(14,663)
Suncor Energy, Inc., Strike Price USD 46, Expires 5/23/11	75	(10,275)
Suncor Energy, Inc., Strike Price USD 45, Expires 6/20/11	300	(79,650)
Talisman Energy, Inc., Strike Price USD 24, Expires 5/23/11	500	(37,500)
Talisman Energy, Inc., Strike Price USD 26, Expires 5/23/11	100	(1,000)
Talisman Energy, Inc., Strike Price USD 24, Expires 6/20/11	500	(48,750)
Temple-Inland, Inc., Strike Price USD 25, Expires 5/23/11	550	(13,750)
Temple-Inland, Inc., Strike Price USD 24, Expires 5/23/11	190	(9,975)
Ultra Petroleum Corp., Strike Price USD 49, Expires 6/20/11	210	(67,200)
United States Steel Corp., Strike Price USD 52.50, Expires 5/23/11	130	(4,160)
Vale SA – ADR, Strike Price USD 33, Expires 5/23/11	595	(63,070)
Vale SA – ADR, Strike Price USD 34, Expires 5/23/11	200	(11,200)
Vale SA – ADR, Strike Price USD 32, Expires 6/20/11	800	(172,400)
Vale SA – ADR, Strike Price USD 33, Expires 6/20/11	800	(122,800)
Weyerhaeuser Co., Strike Price USD 26, Expires 5/23/11	100	(500)
Weyerhaeuser Co., Strike Price USD 25, Expires 5/23/11	605	(3,021)

See Notes to Financial Statements.
76	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentage shown are based on net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (concluded)
Weyerhaeuser Co., Strike Price USD 24, Expires 7/18/11	850	$(57,375)
Whiting Petroleum Corp., Strike Price USD 70, Expires 5/23/11	200	(37,500)

Total Exchange-Traded Call Options Written		(6,475,675)

Over-the-Counter Call Options Written – (0.9)%
African Rainbow Minerals Ltd., Strike Price ZAR 222.67, Expires 5/04/11, Broker UBS Securities LLC	46,000	(4,254)
African Rainbow Minerals Ltd., Strike Price ZAR 213.62, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	46,000	(75,966)
Alamos Gold, Inc., Strike Price CAD 15, Expires 5/23/11, Broker Bank of Montreal	2,000	(232,521)
Alamos Gold, Inc., Strike Price CAD 15.50, Expires 5/23/11, Broker T.D. Securities	2,000	(158,537)
Alamos Gold, Inc., Strike Price CAD 16, Expires 5/23/11, Broker T.D. Securities	1,750	(97,104)
Alumina Ltd., Strike Price AUD 2.44, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	493,700	(5,893)
Angle Energy, Inc., Strike Price CAD 10.04, Expires 6/06/11, Broker Deutsche Bank Securities Corp.	30,500	(10,200)
Angle Energy, Inc., Strike Price CAD 10.04, Expires 6/13/11, Broker Deutsche Bank Securities Corp.	30,500	(11,658)
Anglo American Plc, Strike Price GBP 32.07, Expires 6/15/11, Broker Societe General Securities Corp.	32,400	(68,297)
Anglo Platinum Ltd., Strike Price ZAR 660.54, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	16,700	(86,188)
BHP Billiton Plc, Strike Price GBP 25.59, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	290,000	(402,263)
Bill Barrett Corp., Strike Price USD 43.32, Expires 5/18/11, Broker Deutsche Bank Securities Corp.	26,000	(13,575)
Celanese Corp., Series A, Strike Price USD 40.82, Expires 5/05/11, Broker Morgan Stanley & Co., Inc.	34,000	(309,400)
Coal & Allied Industries Ltd., Strike Price AUD 126.21, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	5,000	(34)
Crescent Point Energy Corp., Strike Price CAD 45.44, Expires 5/20/11, Broker Goldman Sachs & Co.	20,600	(1,552)
Crescent Point Energy Corp., Strike Price CAD 48, Expires 5/23/11, Broker T.D. Securities	180	(1,617)
Crescent Point Energy Corp., Strike Price CAD 44, Expires 6/20/11, Broker T.D. Securities	150	(10,305)
E.I. du Pont de Nemours & Co., Strike Price USD 53, Expires 5/03/11, Broker UBS Securities LLC	127,000	(481,330)
EQT Corp., Strike Price USD 48.83, Expires 5/27/11, Broker Citigroup Global Markets, Inc.	5,000	(18,886)
EQT Corp., Strike Price USD 50.39, Expires 5/27/11, Broker Morgan Stanley & Co., Inc.	34,000	(82,017)
EQT Corp., Strike Price USD 46.84, Expires 6/17/11, Broker Morgan Stanley & Co., Inc.	10,000	(58,335)
Eramet, Strike Price EUR 265.29, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	2,500	(11,444)
Eramet, Strike Price EUR 268.59, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	2,500	(25,405)
Exxon Mobil Corp., Strike Price USD 83.08, Expires 5/09/11, Broker UBS Securities LLC	12,700	(62,484)
Fibria Celulose SA – ADR, Strike Price USD 16.09, Expires 6/01/11, Broker Morgan Stanley & Co., Inc.	52,000	(28,598)
Fibria Celulose SA – ADR, Strike Price USD 16.01, Expires 6/30/11, Broker Morgan Stanley & Co., Inc.	52,000	(40,199)
First Quantum Minerals Ltd., Strike Price CAD 130, Expires 5/23/11, Broker T.D. Securities	350	(335,703)
Fresnillo Plc, Strike Price GBP 16.38, Expires 5/04/11, Broker Credit Suisse First Boston	82,500	(49,274)
Fresnillo Plc, Strike Price GBP 16.28, Expires 6/15/11, Broker Credit Suisse First Boston	74,300	(126,869)
Galleon Energy, Inc., Class A, Strike Price CAD 3.75, Expires 7/06/11, Broker Citigroup Global Markets, Inc.	50,000	(8,455)
Harry Winston Diamond Corp., Strike Price CAD 14, Expires 5/23/11, Broker T.D. Securities	230	(52,994)
Harry Winston Diamond Corp., Strike Price CAD 17, Expires 5/23/11, Broker T.D. Securities	250	(5,813)
IAMGOLD Corp., Strike Price CAD 20, Expires 6/20/11, Broker T.D. Securities	160	(16,572)
IAMGOLD Corp., Strike Price CAD 21, Expires 6/20/11, Broker T.D. Securities	160	(10,231)
Iluka Resources Ltd., Strike Price AUD 12.06, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	492,900	(376,117)
Impala Platinum Holdings Ltd., Strike Price ZAR 196.90, Expires 6/15/11, Broker Societe General Securities Corp.	168,000	(359,017)
Industrias Penoles SAB de CV, Strike Price MXN 432.02, Expires 5/26/11, Broker Goldman Sachs & Co.	41,500	(82,769)
Industrias Penoles SAB de CV, Strike Price MXN 445.49, Expires 6/02/11, Broker Credit Suisse First Boston	42,700	(60,612)
Industrias Penoles SAB de CV, Strike Price MXN 445.49, Expires 6/14/11, Broker Credit Suisse First Boston	42,700	(70,451)
Industrias Penoles SAB de CV, Strike Price MXN 445.49, Expires 6/28/11, Broker Credit Suisse First Boston	42,700	(80,587)
Jiangxi Copper Co. Ltd., Class H, Strike Price HKD 25.91, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	552,000	(71,073)
Kazakhmys Plc, Strike Price GBP 13.70, Expires 6/15/11, Broker Credit Suisse First Boston	83,000	(100,564)
Massey Energy Co., Strike Price USD 65.55, Expires 6/03/11, Broker Deutsche Bank Securities Corp.	50,000	(214,273)
MeadWestvaco Corp., Strike Price USD 29.60, Expires 5/04/11, Broker Goldman Sachs & Co.	88,000	(359,920)
MeadWestvaco Corp., Strike Price USD 33, Expires 5/31/11, Broker UBS Securities LLC	50,000	(57,664)
Minara Resources Ltd., Strike Price AUD 0.78, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	259,450	(5,140)
Minara Resources Ltd., Strike Price AUD 0.80, Expires 6/28/11, Broker Deutsche Bank Securities Corp.	259,500	(14,903)
Minsur SA, Strike Price PEN 4.14, Expires 5/10/11, Broker Credit Suisse First Boston	319,500	(1,741)
Minsur SA, Strike Price PEN 4.14, Expires 5/26/11, Broker Credit Suisse First Boston	319,500	(7,115)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	77

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentage shown are based on net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Minsur SA, Strike Price PEN 2.93, Expires 6/02/11, Broker Credit Suisse First Boston	639,000	$(166,504)
MMC Norilsk Nickel JSC – ADR, Strike Price USD 26.11, Expires 5/04/11, Broker Barclays Capital, Inc.	4,300	(6,424)
Mondi Plc, Strike Price GBP 5.86, Expires 6/15/11, Broker Societe General Securities Corp.	107,000	(48,772)
Newcrest Mining Ltd., Strike Price AUD 39.54, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	45,500	(112,542)
OGX Petroleo e Gas Participacoes SA, Strike Price BRL 17.32, Expires 6/02/11, Broker Goldman Sachs & Co.	200,000	(104,072)
Olin Corp., Strike Price USD 25.25, Expires 6/17/11, Broker Citigroup Global Markets, Inc.	50,000	(57,935)
OZ Minerals Ltd., Strike Price AUD 1.57, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	1,847,000	(5,694)
Peabody Energy Corp., Strike Price USD 72.73, Expires 5/04/11, Broker Credit Suisse First Boston	22,500	(123)
Peabody Energy Corp., Strike Price USD 73.44, Expires 5/10/11, Broker Credit Suisse First Boston	22,500	(1,012)
Penn West Petroleum Ltd., Strike Price USD 28.94, Expires 5/03/11, Broker Citigroup Global Markets, Inc.	41,500	–
PetroBakken Energy Ltd., Class A, Strike Price CAD 19, Expires 6/20/11, Broker T.D. Securities	120	(5,390)
Petrohawk Energy Corp., Strike Price USD 24.92, Expires 5/12/11, Broker Deutsche Bank Securities Corp.	10,000	(23,068)
Praxair, Inc., Strike Price USD 100.56, Expires 5/04/11, Broker Goldman Sachs & Co.	27,000	(158,220)
Praxair, Inc., Strike Price USD 98.86, Expires 5/13/11, Broker Goldman Sachs & Co.	27,400	(207,144)
Premier Oil Plc, Strike Price GBP 20.01, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	37,200	(51,856)
QEP Resources, Inc., Strike Price USD 42.16, Expires 5/13/11, Broker Citigroup Global Markets, Inc.	19,000	(19,687)
QEP Resources, Inc., Strike Price USD 39.08, Expires 5/31/11, Broker Deutsche Bank Securities Corp.	22,000	(82,413)
Rio Tinto Plc, Strike Price GBP 44.10, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	171,000	(448,134)
Seadrill Ltd., Strike Price NOK 210.59, Expires 5/03/11, Broker Morgan Stanley & Co., Inc.	31,300	–
Statoil ASA, Strike Price NOK 153.58, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	65,000	(51,584)
Technip SA, Strike Price EUR 73.11, Expires 5/04/11, Broker Barclays Capital, Inc.	8,900	(43,094)
Teck Resources Ltd., Class B, Strike Price CAD 54, Expires 5/23/11, Broker T.D. Securities	435	(35,171)
Teck Resources Ltd., Class B, Strike Price CAD 55, Expires 5/23/11, Broker T.D. Securities	515	(30,209)
Temple-Inland, Inc., Strike Price USD 23.29, Expires 6/10/11, Broker Morgan Stanley & Co., Inc.	35,500	(38,513)
Trican Well Service Ltd., Strike Price CAD 22, Expires 5/23/11, Broker Bank of Montreal	240	(37,415)
Trican Well Service Ltd., Strike Price CAD 23, Expires 5/23/11, Broker Bank of Montreal	240	(19,024)
Vedanta Resources Plc, Strike Price GBP 23.61, Expires 6/15/11, Broker Societe General Securities Corp.	143,000	(212,398)
Whiting Petroleum Corp., Strike Price USD 69.01, Expires 5/04/11, Broker UBS Securities LLC	17,000	(22,376)
Whiting Petroleum Corp., Strike Price USD 65.84, Expires 5/09/11, Broker Credit Suisse First Boston	20,000	(78,304)
Whiting Petroleum Corp., Strike Price USD 69.69, Expires 5/10/11, Broker UBS Securities LLC	17,000	(22,978)
Xstrata Plc, Strike Price GBP 13.42, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	390,000	(1,260,074)
Zijin Mining Group Co. Ltd., Strike Price HKD 6.24, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	1,410,000	(12,324)

Total Over-the-Counter Call Options Written		(8,128,373)

Total Options Written
(Premiums Received – $10,523,272) – (1.6)%		(14,604,048)

Total Investments Net of Outstanding Options Written – 98.8%		882,441,885
Other Assets in Excess of Liabilities – 1.2%		10,581,104

Net Assets – 100.0%		$893,022,989

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$662,403,892

Gross unrealized appreciation	$242,383,052
Gross unrealized depreciation	(7,741,011)

Net unrealized appreciation	$234,642,041

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.
(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Net Activity	Shares/ Beneficial Interest Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	22,448,837	(3,032,960)	19,415,877	$18,302
BlackRock Liquidity Series, LLC Money Market Series	2,250,000	(2,250,000)	–	$1,538

See Notes to Financial Statements.
78	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock Real Asset Equity Trust (BCF)

•	Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,153	AUD	13,000	Deutsche Bank Securities Corp.	5/03/11	$ (90)
USD	363,259	ZAR	2,443,000	Deutsche Bank Securities Corp.	5/03/11	(8,697)
USD	39,942	GBP	24,000	Citigroup Global Markets, Inc.	5/04/11	(144)
USD	40,169	CAD	38,000	Deutsche Bank Securities Corp.	5/02/11	6
USD	45,219	CAD	43,000	RBS Securities, Inc.	5/02/11	(229)

Total						$(9,154)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Chemicals	$91,765,701	–	–	$91,765,701
Containers & Packaging	7,802,148	–	–	7,802,148
Energy Equipment & Services	49,236,678	$6,396,383	–	55,633,061
Machinery	34,566,969	–	–	34,566,969
Metals & Mining	156,810,295	230,336,154	–	387,146,449
Oil, Gas & Consumable Fuels	242,553,765	11,367,647	–	253,921,412
Paper & Forest Products	43,588,900	3,205,416	–	46,794,316
Short-Term Securities	19,415,877	–	–	19,415,877

Total	$645,740,333	$251,305,600	–	$897,045,933

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$6	–	–	$6
Liabilities:
Equity contracts	(6,513,965)	$(8,090,083)		(14,604,048)
Foreign currency exchange contracts	(9,160)	–	–	(9,160)

Total	$(6,523,119)	$(8,090,083)	–	$(14,613,202)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at market value.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	79

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals – 5.6%
Agrium, Inc.	28,600	$2,586,298
E.I. du Pont de Nemours & Co.	17,300	982,467
Israel Chemicals Ltd.	148,400	2,633,940
K+S AG	38,908	3,142,423
Monsanto Co. (a)	212,300	14,444,892
Mosaic Co. (The)	65,200	4,880,872
Potash Corp. of Saskatchewan, Inc.	225,900	12,736,242
Scotts Miracle-Gro Co. (The)	50,000	2,823,500
Uralkali – GDR	73,276	3,089,327

		47,319,961

Commercial Services & Supplies – 0.2%
Alexco Resource Corp. (b)	175,000	1,678,250

Energy Equipment & Services – 2.5%
Basic Energy Services, Inc. (b)	7,100	218,254
Calfrac Well Services Ltd.	7,700	272,387
Core Laboratories NV	64,300	6,171,514
Halliburton Co. (a)	36,800	1,857,664
Key Energy Services, Inc. (b)	36,100	657,020
Patterson-UTI Energy, Inc.	13,300	413,763
Schlumberger Ltd.	73,900	6,632,525
Seadrill Ltd.	53,100	1,883,878
Technip SA	4,904	553,320
Trican Well Service Ltd.	78,300	1,929,880

		20,590,205

Food Products – 1.3%
Archer-Daniels-Midland Co.	47,500	1,758,450
Bunge Ltd.	25,582	1,929,906
China Agri-industries Holdings Ltd.	3,122,000	3,572,808
SLC Agricola SA	300,600	3,779,474

		11,040,638

Machinery – 0.9%
AGCO Corp. (b)	25,900	1,491,322
Caterpillar, Inc. (a)	37,000	4,270,170
Deere & Co.	21,500	2,096,250

		7,857,742

Metals & Mining – 13.2%
Agnico-Eagle Mines Ltd. (a)	246,400	17,144,512
Augusta Resource Corp. (b)	100,000	457,000
Avalon Rare Metals, Inc. (b)	106,000	966,845
Centerra Gold, Inc.	236,300	4,395,582
Compass Minerals International, Inc.	8,600	839,446
Eldorado Gold Corp. (a)	215,000	3,994,700
Franco-Nevada Corp.	339,900	13,478,886
Fresnillo Plc	335,200	9,238,010
Gold Resource Corp.	74,000	2,231,100
Goldcorp, Inc.	31,400	1,753,062
HudBay Minerals, Inc.	140,300	2,239,106
MAG Silver Corp. (b)	227,400	2,754,324
New Gold, Inc. (b)	354,000	3,964,800
Novagold Resources, Inc. (a)(b)	592,200	7,609,770
Pan American Silver Corp. (a)	104,800	3,781,184
Quadra FNX Mining Ltd. (b)	109,400	1,795,679
Seabridge Gold, Inc. (a)(b)	275,000	9,369,250
Silver Wheaton Corp. (a)	255,400	10,374,348
Silvercorp Metals, Inc. (a)	285,100	3,874,509
Titanium Metals Corp. (a)(b)	304,200	6,093,126
US Gold Corp. (a)(b)	474,700	4,462,180

		110,817,419

Oil, Gas & Consumable Fuels – 23.9%
Alpha Natural Resources, Inc. (a)(b)	57,900	3,368,043
Angle Energy, Inc. (b)	100,000	1,003,012
Apache Corp.	28,900	3,854,393
Arch Coal, Inc. (a)	43,600	1,495,480
Baytex Energy Corp.	61,100	3,773,263
Bill Barrett Corp. (b)	39,800	1,660,854
Bonavista Energy Corp.	136,600	4,104,569
Chesapeake Energy Corp. (a)	87,800	2,956,226
ConocoPhillips	3,300	260,469
Consol Energy, Inc. (a)	112,200	6,068,898
Continental Resources, Inc. (a)(b)	25,400	1,744,472
Crescent Point Energy Corp.	54,600	2,479,116
Denbury Resources, Inc. (a)(b)	173,900	3,924,923
Enbridge Energy Partners LP	45,422	1,539,806
Enterprise Products Partners LP	255,600	11,059,812
EOG Resources, Inc. (a)	54,000	6,097,140
EQT Corp.	38,200	2,009,702
Exxon Mobil Corp.	7,800	686,400
Forest Oil Corp. (b)	75,000	2,693,250
Galleon Energy, Inc., Class A (b)	158,700	587,063
Gasco Energy, Inc. (b)	366,500	150,265
James River Coal Co. (b)	45,966	1,071,927
Keyera Corp.	207,700	8,614,013
Magellan Midstream Partners LP	140,200	8,622,300
MarkWest Energy Partners LP	150,000	7,648,500
Massey Energy Co. (a)	134,800	9,198,752
Newfield Exploration Co. (b)	35,500	2,513,400
Noble Energy, Inc.	24,800	2,387,496
Occidental Petroleum Corp.	59,700	6,823,113
OGX Petroleo e Gas Participacoes SA (b)	325,800	3,441,899
ONEOK Partners LP	102,700	8,784,958
Patriot Coal Corp. (b)	16,000	402,880
Peabody Energy Corp.	91,800	6,134,076
Penn West Petroleum Ltd. (a)	290,100	7,429,461
Permian Basin Royalty Trust	200,000	4,400,000
PetroBakken Energy Ltd., Class A	17,500	332,188
PetroChina Co. Ltd. – ADR (a)	7,100	1,033,618
Petrohawk Energy Corp. (a)(b)	18,800	507,788
Plains All American Pipeline LP	197,300	12,674,552
Plains Exploration & Production Co. (b)	21,500	817,860
Premier Oil Plc (b)	59,800	2,009,886
Range Resources Corp.	54,000	3,048,300
Ship Finance International Ltd.	403,600	8,067,964
Southwestern Energy Co. (a)(b)	79,000	3,464,940
Statoil ASA	70,856	2,075,649
Talisman Energy, Inc. (a)	106,000	2,554,600
Targa Resources Partners LP	100,000	3,514,000
Vermilion Energy, Inc.	69,100	3,710,067
Whiting Petroleum Corp. (a)(b)	115,000	7,992,500
Williams Partners LP	173,573	9,685,376

		200,479,219

Total Long-Term Investments (Cost – $396,139,352) – 47.6%		399,783,434

See Notes to Financial Statements.
80	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	374,205,599	$374,205,599

Total Short-Term Securities (Cost – $374,205,599) – 44.5%		374,205,599

Total Investments Before Outstanding Options Written (Cost – $770,344,951*) – 92.1%		773,989,033

Options Written	Contracts
Exchange-Traded Call Options Written – (0.2)%
Agnico-Eagle Mines Ltd., Strike Price USD 67.50, Expires 5/23/11	900	(283,500)
Alpha Natural Resources, Inc., Strike Price USD 57.50, Expires 5/23/11	200	(46,200)
Apache Corp., Strike Price USD 126.50, Expires 5/31/11	100	(81,379)
Arch Coal, Inc., Strike Price USD 37, Expires 5/23/11	160	(3,280)
Caterpillar, Inc., Strike Price USD 115, Expires 6/20/11	50	(21,500)
Chesapeake Energy Corp., Strike Price USD 34, Expires 6/20/11	155	(22,630)
Chesapeake Energy Corp., Strike Price USD 35, Expires 6/20/11	155	(16,120)
Consol Energy, Inc., Strike Price USD 55, Expires 5/23/11	215	(28,380)
Consol Energy, Inc., Strike Price USD 52.50, Expires 5/23/11	150	(39,300)
Continental Resources, Inc., Strike Price USD 70, Expires 5/23/11	90	(16,425)
Denbury Resources, Inc., Strike Price USD 26, Expires 5/23/11	100	(1,000)
Denbury Resources, Inc., Strike Price USD 24, Expires 6/20/11	500	(33,750)
Eldorado Gold Corp., Strike Price USD 18, Expires 5/23/11	100	(9,500)
EOG Resources, Inc., Strike Price USD 115, Expires 6/20/11	190	(70,300)
Halliburton Co., Strike Price USD 48, Expires 5/23/11	100	(30,500)
Massey Energy Co., Strike Price USD 67.50, Expires 5/23/11	235	(54,755)
Massey Energy Co., Strike Price USD 67.50, Expires 6/20/11	235	(84,012)
Monsanto Co., Strike Price USD 71, Expires 6/20/11	620	(85,957)
Monsanto Co., Strike Price USD 72.50, Expires 6/20/11	100	(9,300)
Novagold Resources, Inc., Strike Price USD 14, Expires 5/23/11	2,300	(28,750)
Occidental Petroleum Corp., Strike Price USD 102, Expires 5/31/11	210	(263,050)
Pan American Silver Corp., Strike Price USD 42, Expires 5/23/11	300	(7,500)
Pan American Silver Corp., Strike Price USD 41, Expires 5/23/11	100	(3,500)
Penn West Petroleum Ltd., Strike Price USD 26, Expires 6/20/11	250	(16,875)
PetroChina Co. Ltd. – ADR, Strike Price USD 155, Expires 5/23/11	25	(1,375)
Petrohawk Energy Corp., Strike Price USD 27, Expires 5/23/11	50	(6,000)
Petrohawk Energy Corp., Strike Price USD 28, Expires 6/20/11	50	(6,875)
Seabridge Gold, Inc., Strike Price USD 35, Expires 5/23/11	1,400	(122,500)
Silver Wheaton Corp., Strike Price USD 47, Expires 5/23/11	325	(14,950)
Silver Wheaton Corp., Strike Price USD 48, Expires 5/23/11	325	(11,375)
Silvercorp Metals, Inc., Strike Price USD 15, Expires 5/23/11	1,000	(25,000)
Southwestern Energy Co., Strike Price USD 42, Expires 5/23/11	300	(68,100)
Talisman Energy, Inc., Strike Price USD 24, Expires 5/23/11	190	(14,250)
Talisman Energy, Inc., Strike Price USD 25, Expires 6/20/11	190	(10,925)
Titanium Metals Corp., Strike Price USD 19, Expires 5/23/11	1,300	(191,750)
US Gold Corp., Strike Price USD 10, Expires 5/23/11	850	(23,375)
US Gold Corp., Strike Price USD 10, Expires 6/20/11	850	(51,000)
Whiting Petroleum Corp., Strike Price USD 70, Expires 6/20/11	200	(61,000)

Total Exchange-Traded Call Options Written		(1,865,938)

Exchange-Traded Put Options Written – (0.2)%
Agrium, Inc., Strike Price USD 85, Expires 5/23/11	150	(10,500)
Allegheny Technologies, Inc., Strike Price USD 60, Expires 5/23/11	618	(9,270)
Allegheny Technologies, Inc., Strike Price USD 62.50, Expires 5/23/11	175	(4,812)
Allied Nevada Gold Corp., Strike Price USD 35, Expires 5/23/11	600	(9,000)
Apache Corp., Strike Price USD 120, Expires 5/23/11	100	(2,350)
Augusta Resource Corp., Strike Price USD 5, Expires 5/23/11	800	(38,000)
Caterpillar, Inc., Strike Price USD 109, Expires 5/12/11	190	(5,653)
Caterpillar, Inc., Strike Price USD 110, Expires 5/23/11	185	(15,725)
CF Industries Holdings, Inc., Strike Price USD 125, Expires 5/23/11	292	(21,024)
CF Industries Holdings, Inc., Strike Price USD 130, Expires 5/23/11	150	(20,175)
Compass Minerals International, Inc., Strike Price USD 90, Expires 5/23/11	100	(2,750)
Consol Energy, Inc., Strike Price USD 50, Expires 5/02/11	320	(112)
Deere & Co., Strike Price USD 95, Expires 5/23/11	215	(31,605)
Energy XXI (Bermuda) Ltd., Strike Price USD 32, Expires 5/23/11	272	(8,160)
Energy XXI (Bermuda) Ltd., Strike Price USD 33, Expires 5/23/11	180	(8,100)
Enterprise Products Partners LP, Strike Price USD 42, Expires 5/23/11	350	(12,250)
Halliburton Co., Strike Price USD 45, Expires 5/23/11	250	(4,000)
Joy Global, Inc., Strike Price USD 95, Expires 5/23/11	307	(26,402)
Monsanto Co., Strike Price USD 67.50, Expires 5/23/11	100	(13,250)
Monsanto Co., Strike Price USD 70, Expires 5/23/11	100	(27,450)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	81

Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Put Options Written (concluded)
Noble Corp., Strike Price USD 42, Expires 5/23/11	315	$(24,098)
Noble Corp., Strike Price USD 43, Expires 5/23/11	105	(12,548)
Novagold Resources, Inc., Strike Price USD 12, Expires 5/23/11	500	(7,500)
Patriot Coal Corp., Strike Price USD 25, Expires 5/23/11	155	(14,648)
Penn West Petroleum Ltd., Strike Price USD 25.75, Expires 5/09/11	540	(24,425)
Penn West Petroleum Ltd., Strike Price USD 26, Expires 5/23/11	540	(44,550)
Plains Exploration & Production Co., Strike Price USD 35, Expires 5/23/11	215	(6,342)
QEP Resources, Inc., Strike Price USD 40, Expires 5/23/11	150	(4,125)
Rio Tinto Plc, Strike Price USD 67.50, Expires 5/23/11	468	(14,040)
Scotts Miracle-Gro Co. (The), Strike Price USD 55, Expires 5/23/11	1,700	(195,500)
Seabridge Gold, Inc., Strike Price USD 31, Expires 5/23/11	1,200	(39,000)
Seabridge Gold, Inc., Strike Price USD 30, Expires 5/23/11	250	(5,000)
Silver Wheaton Corp., Strike Price USD 41, Expires 5/23/11	1,000	(239,500)
Silver Wheaton Corp., Strike Price USD 40, Expires 5/23/11	950	(179,550)
Silver Wheaton Corp., Strike Price USD 42, Expires 5/23/11	250	(74,500)
Silvercorp Metals, Inc., Strike Price USD 15, Expires 5/23/11	500	(82,500)
Silvercorp Metals, Inc., Strike Price USD 13, Expires 5/23/11	2,500	(106,250)
Suncor Energy, Inc., Strike Price USD 42, Expires 5/23/11	250	(5,750)
Talisman Energy, Inc., Strike Price USD 22, Expires 5/23/11	100	(1,500)
Talisman Energy, Inc., Strike Price USD 23, Expires 5/23/11	100	(3,000)
Talisman Energy, Inc., Strike Price USD 24, Expires 6/20/11	400	(40,000)
Titanium Metals Corp., Strike Price USD 18, Expires 5/23/11	600	(12,000)
Ultra Petroleum Corp., Strike Price USD 46, Expires 5/23/11	165	(4,125)
Ultra Petroleum Corp., Strike Price USD 47, Expires 5/23/11	165	(5,775)

Total Exchange-Traded Put Options Written		(1,416,814)

Over-the-Counter Call Options Written – (0.1)%
Angle Energy, Inc., Strike Price CAD 10.04, Expires 6/06/11, Broker Deutsche Bank Securities Corp.	17,500	(5,852)
Angle Energy, Inc., Strike Price CAD 10.04, Expires 6/13/11, Broker Deutsche Bank Securities Corp.	17,500	(6,689)
Bill Barrett Corp., Strike Price USD 43.32, Expires 5/18/11, Broker Deutsche Bank Securities Corp.	14,000	(7,309)
Centerra Gold, Inc., Strike Price CAD 18, Expires 5/23/11, Broker T.D. Securities	420	(25,524)
Centerra Gold, Inc., Strike Price CAD 18, Expires 6/20/11, Broker T.D. Securities	420	(38,842)
Core Laboratories NV, Strike Price USD 103.98, Expires 5/18/11, Broker Credit Suisse First Boston	23,000	(4,225)
Crescent Point Energy Corp., Strike Price CAD 44, Expires 6/20/11, Broker T.D. Securities	180	(12,366)
Franco-Nevada Corp., Strike Price CAD 38, Expires 5/23/11, Broker T.D. Securities	600	(50,732)
Franco-Nevada Corp., Strike Price CAD 40, Expires 6/20/11, Broker T.D. Securities	600	(31,707)
Fresnillo Plc, Strike Price GBP 16.00, Expires 5/16/11, Broker Deutsche Bank Securities Corp.	118,000	(162,948)
Galleon Energy, Inc., Class A, Strike Price CAD 3.81, Expires 6/28/11, Broker Morgan Stanley & Co., Inc.	53,000	(6,380)
MAG Silver Corp., Strike Price CAD 12.50, Expires 6/10/11, Broker UBS Securities LLC	80,000	(38,147)
New Gold, Inc., Strike Price USD 11.49, Expires 5/05/11, Broker Deutsche Bank Securities Corp.	62,000	(9,027)
New Gold, Inc., Strike Price USD 11.60, Expires 5/18/11, Broker Deutsche Bank Securities Corp.	62,000	(18,574)
OGX Petroleo e Gas Participacoes SA, Strike Price BRL 20.07, Expires 6/02/11, Broker Goldman Sachs & Co.	115,000	(14,608)
Peabody Energy Corp., Strike Price USD 67, Expires 6/08/11, Broker Citigroup Global Markets, Inc.	32,000	(80,456)
Penn West Petroleum Ltd., Strike Price USD 26.50, Expires 6/22/11, Broker UBS Securities LLC	25,000	(10,290)
Penn West Petroleum Ltd., Strike Price USD 26, Expires 6/30/11, Broker Morgan Stanley & Co., Inc.	38,000	(25,536)
PetroBakken Energy Ltd., Class A, Strike Price CAD 18.64, Expires 6/08/11, Broker Deutsche Bank Securities Corp.	6,000	(2,806)
Premier Oil Plc, Strike Price GBP 20.25, Expires 6/23/11, Broker Morgan Stanley & Co., Inc.	20,000	(25,334)
Schlumberger Ltd., Strike Price USD 92.50, Expires 6/01/11, Broker Deutsche Bank Securities Corp.	26,000	(39,768)
Seadrill Ltd., Strike Price NOK 202.83, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	19,000	(1,072)
Ship Finance International Ltd., Strike Price USD 21.27, Expires 5/26/11, Broker Credit Suisse First Boston	135,000	(8,459)
Ship Finance International Ltd., Strike Price USD 21, Expires 6/24/11, Broker Banc of America Securities	20,000	(7,500)
SLC Agricola SA, Strike Price BRL 22.54, Expires 6/14/11, Broker Credit Suisse First Boston	31,500	(2,414)
SLC Agricola SA, Strike Price BRL 22.54, Expires 6/28/11, Broker Credit Suisse First Boston	31,500	(3,744)
SLC Agricola SA, Strike Price BRL 22.54, Expires 6/30/11, Broker Credit Suisse First Boston	31,500	(3,938)
Trican Well Service Ltd., Strike Price CAD 22.03, Expires 5/31/11, Broker Deutsche Bank Securities Corp.	27,000	(42,799)

Total Over-the-Counter Call Options Written		(687,046)

Over-the-Counter Put Options Written – (0.0)%
Allied Nevada Gold Corp., Strike Price USD 36, Expires 5/12/11, Broker Deutsche Bank Securities Corp.	25,000	(822)
Augusta Resource Corp., Strike Price USD 4.50, Expires 5/20/11, Broker Deutsche Bank Securities Corp.	320,000	(75,091)

See Notes to Financial Statements.
82	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Put Options Written (concluded)
Cenovus Energy, Inc., Strike Price USD 37.75, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	23,300	$(9,271)
Cenovus Energy, Inc., Strike Price USD 38, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	23,200	(11,499)
Cenovus Energy, Inc., Strike Price USD 37.22, Expires 6/08/11, Broker Morgan Stanley & Co., Inc.	15,500	(13,950)
CF Industries Holdings, Inc., Strike Price USD 130, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	1,428	(874)
Crescent Point Energy Corp., Strike Price CAD 42, Expires 5/23/11, Broker Bank of Montreal	330	(15,695)
EQT Corp., Strike Price USD 48.50, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	19,300	(315)
HudBay Minerals, Inc., Strike Price CAD 15.50, Expires 5/06/11, Broker Deutsche Bank Securities Corp.	50,000	(27,304)
HudBay Minerals, Inc., Strike Price CAD 16.27, Expires 5/06/11, Broker Deutsche Bank Securities Corp.	75,000	(93,662)
HudBay Minerals, Inc., Strike Price CAD 15, Expires 5/23/11, Broker T.D. Securities	1,250	(59,451)
MAG Silver Corp., Strike Price CAD 12, Expires 5/23/11, Broker T.D. Securities	500	(46,240)
Plains Exploration & Production Co., Strike Price USD 35, Expires 5/12/11, Broker Morgan Stanley & Co., Inc.	21,800	(2,575)
QEP Resources, Inc., Strike Price USD 40, Expires 5/12/11, Broker Deutsche Bank Securities Corp.	31,300	(2,436)
Quadra FNX Mining Ltd., Strike Price CAD 14, Expires 5/06/11, Broker Barclays Capital, Inc.	50,000	(521)
Quadra FNX Mining Ltd., Strike Price CAD 13, Expires 5/23/11, Broker T.D. Securities	500	(2,114)
Syngenta AG, Strike Price CHF 296.55, Expires 5/06/11, Broker UBS Securities LLC	15,000	(13,409)
Syngenta AG, Strike Price CHF 300, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	15,000	(55,583)
Vermilion Energy, Inc., Strike Price CAD 50, Expires 5/23/11, Broker Bank of Montreal	120	(12,368)

Total Over-the-Counter Put Options Written		(443,180)

Total Options Written
(Premiums Received – $5,293,339) – (0.5)%		(4,412,978)

Total Investments Net of Outstanding Options Written – 91.6%		769,576,055
Other Assets in Excess of Liabilities – 8.4%		70,277,142

Net Assets – 100.0%		$839,853,197

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$770,344,951

Gross unrealized appreciation	$9,826,049
Gross unrealized depreciation	(6,181,967)

Net unrealized appreciation	$3,644,082

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 30, 2011	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	374,205,599	374,205,599	$51,181

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,816,000	USD	1,909,258	Morgan Stanley & Co., Inc.	5/03/11	$9,965
CAD	845,000	USD	885,267	Citigroup Global Markets, Inc.	5/02/11	7,826
CAD	9,447,000	USD	9,936,512	Deutsche bank Securities Corp.	5/03/11	47,465
GBP	554,000	USD	917,191	Deutsche bank Securities Corp.	5/03/11	8,141
HKD	8,918,000	USD	1,147,666	Citigroup Global Markets, Inc.	5/03/11	650
NOK	7,640,000	USD	1,458,606	Citigroup Global Markets, Inc.	5/04/11	(2,768)
USD	268,319	GBP	162,000	Deutsche Bank Securities Corp.	5/03/11	(2,264)
USD	90,909	CAD	86,000	Deutsche Bank Securities Corp.	5/02/11	14

Total						$69,029

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	83

Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Chemicals	$38,454,271	$8,865,690	–	$47,319,961
Commercial Services & Supplies	1,678,250	–	–	1,678,250
Energy Equipment & Services	18,153,007	2,437,198	–	20,590,205
Food Products	7,467,830	3,572,808	–	11,040,638
Machinery	7,857,742	–	–	7,857,742
Metals & Mining	101,579,409	9,238,010	–	110,817,419
Oil, Gas & Consumable Fuels	196,393,684	4,085,535	–	200,479,219
Short-Term Securities	374,205,599	–	–	374,205,599

Total	$745,789,792	$28,199,241	–	$773,989,033

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	$74,061	–	–	$74,061
Liabilities:
Equity contracts	(3,117,214)	$(1,295,764)	–	(4,412,978)
Foreign currency exchange contracts	(5,032)	–	–	(5,032)

Total	$(3,048,185)	$(1,295,764)	–	$(4,343,949)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are vauled at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.
84	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011 (Unaudited)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 5.2%
Australia & New Zealand Banking Group Ltd.	22,700	$604,664
BHP Billiton Ltd. – ADR	17,425	882,217
Foster’s Group Ltd.	113,300	699,269
National Australia Bank Ltd.	43,100	1,283,201
Santos Ltd.	84,300	1,400,930

		4,870,281

Belgium – 1.0%
Mobistar SA	5,120	379,858
Solvay SA	3,900	562,299

		942,157

Canada – 6.7%
Bank of Montreal	22,300	1,464,590
Bank of Nova Scotia	12,900	786,557
Enbridge, Inc.	14,650	952,254
National Bank of Canada	6,300	521,632
Royal Bank of Canada	27,700	1,744,882
Suncor Energy, Inc.	3,950	182,064
TransCanada Corp.	12,300	529,232

		6,181,211

Finland – 0.6%
Kesko Oyj, Class B	10,200	529,340

France – 4.6%
Bouygues SA	10,400	517,561
PPR	1,715	306,619
Sanofi SA	4,600	363,939
Schneider Electric SA	4,970	878,066
Societe Generale	4,300	287,360
Total SA	16,000	1,024,664
Vinci SA	13,100	874,446

		4,252,655

Germany – 3.8%
Allianz SE	5,300	832,690
BASF SE	12,700	1,304,088
RWE AG	4,200	274,059
SAP AG	7,250	467,118
Siemens AG	4,400	640,020

		3,517,975

Hong Kong – 2.2%
Esprit Holdings Ltd.	67,460	281,534
Hang Seng Bank Ltd.	20,400	318,854
Hopewell Holdings Ltd.	178,000	538,238
Power Assets Holdings Ltd.	126,600	886,526

		2,025,152

Italy – 1.9%
Enel SpA	65,200	464,964
ENI SpA	47,000	1,258,363

		1,723,327

Japan – 4.1%
Canon, Inc.	10,900	513,309
Hitachi Koki Co. Ltd.	36,400	333,423
Mitsui & Co. Ltd.	48,800	868,400
Oracle Corp.	13,600	589,326
Ricoh Co. Ltd.	49,000	540,741
Sharp Corp.	36,000	331,223
Takeda Pharmaceutical Co. Ltd.	13,900	673,633

		3,850,055

Netherlands – 0.4%
Koninklijke KPN NV	26,000	412,634

Portugal – 0.5%
Portugal Telecom SGPS SA	39,500	483,396

Singapore – 1.7%
Keppel Corp. Ltd.	70,400	685,558
K-Green Trust	14,200	12,064
Singapore Technologies Engineering Ltd.	165,000	425,210
United Overseas Bank Ltd.	25,400	407,540

		1,530,372

Spain – 1.8%
ACS Actividades de Construccion y Servicios SA	7,900	397,428
Banco Santander SA	43,700	558,071
Iberdrola SA	41,727	386,955
Indra Sistemas SA	15,900	360,636

		1,703,090

Sweden – 4.2%
Axfood AB	8,900	326,987
Hennes & Mauritz AB, Class B	27,200	961,308
Ratos AB, Class B	22,700	938,207
Scania AB, Class B	45,700	1,187,293
TeliaSonera AB	58,800	479,864

		3,893,659

Switzerland – 0.9%
Nestle SA	6,800	422,065
Zurich Financial Services AG (a)	1,424	400,398

		822,463

United Kingdom – 7.8%
AstraZeneca Plc	17,700	878,232
Barclays Plc – ADR	53,300	253,388
BHP Billiton Plc	14,150	598,260
British American Tobacco Plc	17,300	755,956
GlaxoSmithKline Plc	32,425	708,322
HSBC Holdings Plc	128,100	1,397,295
Man Group Plc	76,400	319,722
Royal Dutch Shell Plc, Class A – ADR	16,200	625,795
Scottish & Southern Energy Plc	35,000	794,034
Standard Chartered Plc	33,550	932,413

		7,263,417

United States – 47.1%
3M Co.	6,100	592,981
Abbott Laboratories	13,200	686,928
Aflac, Inc. (b)	8,500	477,615
Altria Group, Inc.	49,100	1,317,844
Ameren Corp.	26,000	762,060
American Express Co. (b)	11,000	539,880
AT&T Inc.	77,250	2,404,020
Automatic Data Processing, Inc. (b)	10,800	586,980
Bank of America Corp. (b)	22,300	273,844
Bristol-Myers Squibb Co. (b)	46,300	1,301,030
Caterpillar, Inc. (b)	12,650	1,459,936
CenturyLink, Inc. (b)	15,500	632,090
Chevron Corp. (b)	19,625	2,147,760
Chubb Corp.	7,400	482,406
Cincinnati Financial Corp.	14,500	459,360
Coca-Cola Co. (The)	12,700	856,742
Consolidated Edison, Inc.	18,200	948,584

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	85

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Dominion Resources, Inc.	10,500	$487,410
Eaton Vance Corp.	13,400	452,518
Emerson Electric Co. (b)	30,300	1,841,028
Equity Residential – REIT (b)	12,600	752,472
Exxon Mobil Corp.	31,700	2,789,600
General Electric Co.	61,500	1,257,675
Genuine Parts Co. (b)	7,600	408,120
Goldman Sachs Group, Inc. (The) (b)	3,450	520,984
HCP, Inc. – REIT	13,825	547,748
Health Care REIT, Inc.	12,700	682,879
Hewlett-Packard Co. (b)	7,500	302,775
Home Depot, Inc. (b)	13,800	512,532
Hudson City Bancorp, Inc. (b)	30,625	291,856
Intel Corp.	50,100	1,161,819
International Business Machines Corp. (b)	9,125	1,556,542
Johnson & Johnson (b)	8,900	584,908
Kraft Foods, Inc., Class A	14,808	497,253
Liberty Property Trust – REIT	9,400	330,598
M&T Bank Corp. (b)	5,700	503,709
McDonald’s Corp. (b)	15,500	1,213,805
Merck & Co., Inc. (b)	22,200	798,090
MetLife, Inc. (b)	9,400	439,826
Microchip Technology, Inc. (b)	22,300	915,192
Microsoft Corp. (b)	44,300	1,152,686
Nationwide Health Properties, Inc.	16,925	741,315
PepsiCo, Inc. (b)	9,800	675,122
Pfizer, Inc. (b)	33,900	710,544
Philip Morris International, Inc.	13,900	965,216
PPG Industries, Inc.	8,600	814,162
Reynolds American, Inc. (b)	15,300	567,783
Southern Co. (The)	11,200	437,248
T. Rowe Price Group, Inc. (b)	7,300	469,025
United Technologies Corp. (b)	12,000	1,074,960
Wal-Mart Stores, Inc. (b)	11,300	621,274
Wells Fargo & Co. (b)	25,700	748,127

		43,756,861

Total Long-Term Investments (Cost – $79,711,392) – 94.5%		87,758,045

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	7,179,686	7,179,686

Total Short-Term Securities (Cost – $7,179,686) – 7.7%		7,179,686

Total Investments Before Outstanding Options Written (Cost – $86,891,078*) – 102.2%		94,937,731

Options Written	Contracts
Exchange-Traded Call Options Written – (0.6)%
3M Co., Strike Price USD 91.30, Expires 6/03/11	25	(14,848)
Abbott Laboratories, Strike Price USD 51.10, Expires 5/23/11	50	(6,252)
Aflac, Inc., Strike Price USD 55, Expires 5/23/11	34	(6,188)
Ameren Corp., Strike Price USD 29, Expires 6/06/11	105	(5,538)
American Express Co., Strike Price USD 47, Expires 5/23/11	45	(10,822)
AT&T Inc., Strike Price USD 30.80, Expires 5/23/11	70	(3,963)
Automatic Data Processing, Inc., Strike Price USD 52.50, Expires 6/20/11	44	(10,450)
Bank of America Corp., Strike Price USD 13, Expires 6/20/11	90	(1,665)
Bristol-Myers Squibb Co., Strike Price USD 26, Expires 5/23/11	185	(40,515)
Caterpillar, Inc., Strike Price USD 106.50, Expires 5/23/11	25	(22,961)
Caterpillar, Inc., Strike Price USD 110, Expires 5/23/11	25	(15,687)
CenturyLink, Inc., Strike Price USD 40, Expires 5/23/11	60	(7,350)
Chevron Corp., Strike Price USD 110, Expires 5/23/11	80	(11,600)
Chubb Corp., Strike Price USD 62, Expires 6/20/11	20	(6,870)
Cincinnati Financial Corp., Strike Price USD 33.50, Expires 5/26/11	60	(1,461)
Consolidated Edison, Inc., Strike Price USD 50.75, Expires 6/06/11	73	(10,427)
Eaton Vance Corp., Strike Price USD 31.75, Expires 5/05/11	54	(11,375)
Emerson Electric Co., Strike Price USD 57.50, Expires 5/23/11	120	(41,400)
Equity Residential – REIT, Strike Price USD 57.50, Expires 5/23/11	50	(12,625)
Exxon Mobil Corp., Strike Price USD 82.50, Expires 5/23/11	60	(33,494)
Genuine Parts Co., Strike Price USD 50, Expires 5/23/11	30	(8,925)
Goldman Sachs Group, Inc. (The), Strike Price USD 165, Expires 5/23/11	14	(203)
HCP, Inc. – REIT, Strike Price USD 37.50, Expires 5/18/11	56	(11,872)
Hewlett-Packard Co., Strike Price USD 42, Expires 5/23/11	15	(623)
Hewlett-Packard Co., Strike Price USD 43, Expires 5/23/11	15	(330)
Home Depot, Inc., Strike Price USD 37, Expires 5/23/11	55	(4,785)
Hudson City Bancorp, Inc., Strike Price USD 10, Expires 5/23/11	125	(1,250)
Intel Corp., Strike Price USD 20.25, Expires 5/26/11	175	(50,750)
International Business Machines Corp., Strike Price USD 165, Expires 5/23/11	35	(20,737)
Johnson & Johnson, Strike Price USD 60, Expires 5/23/11	35	(20,125)
Liberty Property Trust – REIT, Strike Price USD 32.75, Expires 5/03/11	38	(9,196)
M&T Bank Corp., Strike Price USD 90, Expires 6/20/11	23	(3,392)
McDonald’s Corp., Strike Price USD 77.50, Expires 6/20/11	60	(10,590)
Merck & Co., Inc., Strike Price USD 34, Expires 5/23/11	45	(9,225)
Merck & Co., Inc., Strike Price USD 34, Expires 5/31/11	45	(8,920)
MetLife, Inc., Strike Price USD 44, Expires 5/23/11	10	(3,050)
MetLife, Inc., Strike Price USD 44, Expires 6/20/11	10	(3,400)

See Notes to Financial Statements.
86	SEMI-ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options Written (concluded)
MetLife, Inc., Strike Price USD 45, Expires 5/23/11	18	$(3,969)
Microchip Technology, Inc., Strike Price USD 38, Expires 5/23/11	90	(27,900)
Microsoft Corp., Strike Price USD 26, Expires 5/23/11	180	(7,110)
Nationwide Health Properties, Inc., Strike Price USD 43, Expires 5/31/11	68	(8,451)
PepsiCo, Inc., Strike Price USD 65, Expires 5/23/11	40	(15,800)
Pfizer, Inc., Strike Price USD 20, Expires 5/23/11	20	(2,120)
Reynolds American, Inc., Strike Price USD 37, Expires 6/20/11	61	(4,880)
T. Rowe Price Group, Inc., Strike Price USD 65, Expires 6/20/11	30	(4,875)
United Technologies Corp., Strike Price USD 85, Expires 5/23/11	48	(22,800)
Wal-Mart Stores, Inc., Strike Price USD 52.50, Expires 5/23/11	45	(11,340)
Wells Fargo & Co., Strike Price USD 31, Expires 5/23/11	100	(650)

Total Exchange-Traded Call Options Written		(552,759)

Over-the-Counter Call Options Written – (0.9)%
ACS Actividades de Construccion y Servicios SA, Strike Price EUR 32.78, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	3,200	(5,616)
Allianz SE, Strike Price EUR 101.36, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	2,200	(17,886)
Altria Group, Inc., Strike Price USD 26.78, Expires 6/08/11, Broker Morgan Stanley & Co., Inc.	19,500	(7,101)
AstraZeneca Plc, Strike Price GBP 29.57, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	7,000	(6,785)
AT&T Inc., Strike Price USD 28.50, Expires 5/09/11, Broker Citigroup Global Markets, Inc.	24,000	(62,880)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 23.87, Expires 5/11/11, Broker JPMorgan Chase Securities	9,000	(5,706)
Axfood AB, Strike Price SEK 234.36, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	3,600	(601)
Banco Santander SA, Strike Price EUR 8.26, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	17,500	(14,367)
Bank of Montreal, Strike Price CAD 64, Expires 5/23/11, Broker T.D. Securities	90	(1,237)
Bank of Nova Scotia, Strike Price CAD 58, Expires 6/20/11, Broker T.D. Securities	52	(7,062)
Barclays Plc - ADR, Strike Price GBP 3.09, Expires 5/03/11, Broker Credit Suisse First Boston	21,400	(134)
BASF SE, Strike Price EUR 62.11, Expires 5/04/11, Broker Morgan Stanley & Co., Inc.	5,100	(53,083)
BHP Billiton Ltd. - ADR, Strike Price AUD 45.50, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	7,000	(8,788)
BHP Billiton Plc, Strike Price GBP 25.59, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	5,700	(7,907)
Bouygues SA, Strike Price EUR 33.53, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	4,200	(5,466)
British American Tobacco Plc, Strike Price GBP 24.61, Expires 5/04/11, Broker Barclays Capital, Inc.	7,000	(18,168)
Chubb Corp., Strike Price USD 64.51, Expires 6/13/11, Broker Morgan Stanley & Co., Inc.	1,000	(1,439)
Coca-Cola Co. (The), Strike Price USD 65.79, Expires 5/10/11, Broker Citigroup Global Markets, Inc.	5,000	(8,498)
Dominion Resources, Inc, Strike Price USD 45.13, Expires 5/06/11, Broker Goldman Sachs & Co.	4,000	(5,183)
Enbridge, Inc., Strike Price CAD 60, Expires 5/23/11, Broker Bank of Montreal	58	(10,881)
Enel SpA, Strike Price EUR 4.34, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	26,000	(18,405)
ENI SpA, Strike Price EUR 17.51, Expires 5/25/11, Broker Credit Suisse First Boston	18,800	(18,107)
Esprit Holdings Ltd., Strike Price HKD 35.85, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	27,000	(942)
Exxon Mobil Corp., Strike Price USD 83.08, Expires 5/09/11, Broker UBS Securities LLC	6,500	(31,980)
Foster’s Group Ltd., Strike Price AUD 5.77, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	45,300	(1,877)
General Electric Co., Strike Price USD 20.37, Expires 5/20/11, Broker Goldman Sachs & Co.	24,600	(9,976)
GlaxoSmithKline Plc, Strike Price GBP 11.96, Expires 5/04/11, Broker Barclays Capital, Inc.	13,000	(24,314)
Hang Seng Bank Ltd., Strike Price HKD 127.16, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	8,200	(51)
Health Care REIT, Inc., Strike Price USD 52.15, Expires 5/03/11, Broker Morgan Stanley & Co., Inc.	5,000	(8,100)
Hennes & Mauritz AB, Class B, Strike Price SEK 202.61, Expires 5/16/11, Broker Citigroup Global Markets, Inc.	10,900	(21,522)
Hitachi Koki Co. Ltd., Strike Price JPY 774.67, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	14,600	(1,853)
Hopewell Holdings Ltd., Strike Price HKD 23.18, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	71,000	(4,181)
HSBC Holdings Plc, Strike Price GBP 6.73, Expires 5/03/11, Broker Morgan Stanley & Co., Inc.	51,300	(583)
Iberdrola SA, Strike Price EUR 6.13, Expires 6/15/11, Broker Societe General Securities Corp.	17,000	(6,652)
Indra Sistemas SA, Strike Price EUR 14.61, Expires 6/15/11, Broker Citigroup Global Markets, Inc.	6,400	(8,070)
Intel Corp., Strike Price USD 20.49, Expires 5/20/11, Broker Goldman Sachs & Co.	2,500	(6,650)
Keppel Corp. Ltd., Strike Price SGD 11.07, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	28,600	(19,783)
Kesko Oyj, Class B, Strike Price EUR 31.73, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	4,000	(20,031)
Koninklijke KPN NV, Strike Price EUR 12.19, Expires 6/07/11, Broker Credit Suisse First Boston	10,400	(23)
Kraft Foods, Inc., Class A, Strike Price USD 31.78, Expires 5/27/11, Broker Morgan Stanley & Co., Inc.	3,000	(5,542)

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	87

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options Written (continued)
Kraft Foods, Inc., Class A, Strike Price USD 32.92, Expires 6/14/11, Broker Goldman Sachs & Co.	3,000	$(3,194)
Man Group Plc, Strike Price GBP 2.50, Expires 6/07/11, Broker Credit Suisse First Boston	31,000	(4,070)
Mitsui & Co. Ltd., Strike Price JPY 1,494.80, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	19,600	(3,223)
Mobistar SA, Strike Price EUR 47.25, Expires 5/16/11, Broker Barclays Capital, Inc.	2,100	(8,895)
National Australia Bank Ltd., Strike Price AUD 25.75, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	17,300	(26,922)
National Bank of Canada, Strike Price CAD 78, Expires 5/23/11, Broker T.D. Securities	25	(3,541)
Nestle SA, Strike Price CHF 53.25, Expires 6/07/11, Broker Citigroup Global Markets, Inc.	2,800	(3,533)
Oracle Corp., Strike Price JPY 3,439.05, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	5,500	(8,497)
Pfizer, Inc., Strike Price USD 20.53, Expires 5/25/11, Broker Goldman Sachs & Co.	3,000	(2,177)
Pfizer, Inc., Strike Price USD 20.50, Expires 5/31/11, Broker UBS Securities LLC	9,000	(7,111)
Philip Morris International, Inc., Strike Price USD 63.16, Expires 5/05/11, Broker JPMorgan Chase Securities	5,600	(35,182)
Portugal Telecom SGPS SA, Strike Price EUR 8.28, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	15,800	(4,509)
Power Assets Holdings Ltd., Strike Price HKD 52.22, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	50,700	(14,514)
PPG Industries, Inc., Strike Price USD 89.28, Expires 5/10/11, Broker UBS Securities LLC	3,500	(18,865)
PPR, Strike Price EUR 115, Expires 5/20/11, Broker Morgan Stanley & Co., Inc.	6	(5,818)
Ratos AB, Class B, Strike Price SEK 122.31, Expires 5/25/11, Broker Barclays Capital, Inc.	9,100	(14,284)
Ricoh Co. Ltd., Strike Price JPY 901.93, Expires 6/28/11, Broker UBS Securities LLC	20,000	(11,021)
Royal Bank of Canada, Strike Price CAD 60, Expires 6/20/11, Broker T.D. Securities	110	(14,242)
Royal Dutch Shell Plc, Class A – ADR, Strike Price EUR 25.94, Expires 5/25/11, Broker Credit Suisse First Boston	6,500	(3,234)
RWE AG, Strike Price EUR 47.07, Expires 6/07/11, Broker Morgan Stanley & Co., Inc.	1,700	(398)
Sanofi SA, Strike Price EUR 47.62, Expires 5/16/11, Broker Morgan Stanley & Co., Inc.	1,800	(15,491)
Santos Ltd., Strike Price AUD 15.73, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	33,800	(3,499)
SAP AG, Strike Price EUR 45.93, Expires 6/15/11, Broker UBS Securities LLC	2,900	(913)
Scania AB, Class B, Strike Price SEK 143.10, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	18,300	(42,349)
Schneider Electric SA, Strike Price EUR 120.52, Expires 5/25/11, Broker Credit Suisse First Boston	2,000	(7,208)
Scottish & Southern Energy Plc, Strike Price GBP 12.17, Expires 5/04/11, Broker Credit Suisse First Boston	14,000	(33,096)
Sharp Corp., Strike Price JPY 833.25, Expires 5/11/11, Broker Morgan Stanley & Co., Inc.	15,000	(344)
Siemens AG, Strike Price EUR 90.51, Expires 5/16/11, Broker Barclays Capital, Inc.	1,800	(20,761)
Singapore Technologies Engineering Ltd., Strike Price SGD 3.16, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	67,575	(2,549)
Societe Generale, Strike Price EUR 45.46, Expires 5/16/11, Broker Barclays Capital, Inc.	1,800	(3,080)
Solvay SA, Strike Price EUR 82.66, Expires 5/25/11, Broker Citigroup Global Markets, Inc.	1,600	(34,835)
Southern Co. (The), Strike Price USD 38.43, Expires 6/06/11, Broker Credit Suisse First Boston	2,000	(1,436)
Southern Co. (The), Strike Price USD 38.90, Expires 6/16/11, Broker JPMorgan Chase Securities	2,500	(1,324)
Standard Chartered Plc, Strike Price GBP 16.51, Expires 5/04/11, Broker Credit Suisse First Boston	13,400	(5,116)
Suncor Energy, Inc., Strike Price CAD 46, Expires 5/23/11, Broker T.D. Securities	16	(736)
Takeda Pharmaceutical Co. Ltd., Strike Price JPY 3,923.85, Expires 5/11/11, Broker Citigroup Global Markets, Inc.	5,600	(4,041)
TeliaSonera AB, Strike Price SEK 53.38, Expires 5/25/11, Broker Credit Suisse First Boston	23,600	(1,263)
Total SA, Strike Price EUR 42.36, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	6,400	(11,612)
TransCanada Corp., Strike Price CAD 40, Expires 5/23/11, Broker T.D. Securities	49	(4,790)
United Overseas Bank Ltd., Strike Price SGD 18.79, Expires 5/11/11, Broker Deutsche Bank Securities Corp.	10,000	(7,012)
Vinci SA, Strike Price EUR 43.43, Expires 5/25/11, Broker Credit Suisse First Boston	5,300	(12,877)
Zurich Financial Services AG, Strike Price CHF 256.88, Expires 5/25/11, Broker Morgan Stanley & Co., Inc.	570	(806)

Total Over-the-Counter Call Options Written		(865,798)

Total Options Written
(Premiums Received – $751,576) – (1.5)%		(1,418,557)

Total Investments Net of Outstanding Options Written – 100.7%		93,519,174
Liabilities in Excess of Other Assets – (0.7)%		(618,396)

Net Assets – 100.0%		$92,900,778

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$88,158,573

Gross unrealized appreciation	$8,888,278
Gross unrealized depreciation	(2,109,120)

Net unrealized appreciation	$6,779,158

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	88

Schedule of Investments (concluded)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

(a)	Non-income producing security.
(b)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(c)	Represents the current yield as of report date.
(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,624,436	1,555,250	7,179,686	$4,707

•	Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
				Deutsche Bank
USD	10,202	JPY	830,000	Securities Corp.	5/09/11	$(31)
USD	6,310	CAD	6,000	RBS Securities, Inc.	5/02/11	(32)

Total						$(63)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	–	$4,870,281	–	$4,870,281
Belgium	$379,858	562,299	–	942,157
Canada	6,181,211	–	–	6,181,211
Finland	–	529,340	–	529,340
France	–	4,252,655	–	4,252,655
Germany	741,177	2,776,798	–	3,517,975
Hong Kong	–	2,025,152	–	2,025,152
Italy	–	1,723,327	–	1,723,327
Japan	–	3,850,055	–	3,850,055
Netherlands	412,634	–	–	412,634
Portugal	–	483,396	–	483,396
Singapore	–	1,530,372	–	1,530,372
Spain	397,428	1,305,662	–	1,703,090
Sweden	326,987	3,566,672	–	3,893,659
Switzerland	–	822,463	–	822,463
United Kingdom	–	7,263,417	–	7,263,417
United States	43,756,861	–	–	43,756,861
Short-Term Securities	7,179,686	–	–	7,179,686

Total	$59,375,842	$35,561,889	–	$94,937,731

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Equity contracts	$(388,871)	$(1,029,686)	–	$(1,418,557)
Foreign currency exchange contracts	(63)	–	–	(63)

Total	$(388,934)	$(1,029,686)	–	$(1,418,620)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	APRIL 30, 2011	89

Statements of Assets and Liabilities

April 30, 2011 (Unaudited)	BlackRock Equity Dividend Trust (BDV)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Strategic Equity Dividend Trust (BDT)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)
Assets
Investments at value – unaffiliated[1]	$592,179,158	$613,036,005	$323,763,181	$135,849,385	$936,428,494
Investments at value – affiliated[2]	14,185,874	25,896,956	6,084,276	2,973,494	48,176,237
Cash	621	654	7,362	870,137	–
Foreign currency at value[3]	–	–	–	276,445	2,815
Investments sold receivable	4,236,605	11,265,672	3,427,256	1,928,549	7,571,312
Cash pledged as collateral for options written	433,158	2,740,904	877,677	710,000	200,000
Unrealized appreciation on foreign currency exchange contracts	–	–	–	–	–
Dividends and interest receivable	1,222,086	1,275,145	442,791	306,861	845,562
Securities lending income receivable – affiliated	–	–	–	–	849
Other assets	224,511	250,791	66,826	17,922	255,301

Total assets	612,482,013	654,466,127	334,669,369	142,932,793	993,480,570

Liabilities
Investments purchased payable	5,758,240	15,760,965	2,660,998	1,779,845	1,072,345
Options written at value[4]	4,523,000	13,412,746	2,263,291	2,481,866	12,111,791
Unrealized depreciation on foreign currency exchange contracts	–	–	–	537	–
Bank overdraft	–	–	–	–	199,237
Investment advisory fees payable	313,477	502,287	199,164	134,078	868,974
Licensing fee payable	189,052	199,185	104,085	–	–
Officer’s and Trustees’ fees payable	175,394	165,564	45,117	–	198,958
Other accrued expenses payable	173,942	268,758	147,052	145,821	201,627

Total liabilities	11,133,105	30,309,505	5,419,707	4,542,147	14,652,932

Net Assets	$601,348,908	$624,156,622	$329,249,662	$138,390,646	$978,827,638

Net Assets Consist of
Paid-in capital	$674,491,951	$851,060,468	$340,653,058	$201,610,316	$680,602,964
Undistributed (distributions in excess of) net investment income	(11,461,712)	(29,402,527)	(4,857,160)	(7,229,784)	(13,691,941)
Accumulated net realized gain (loss)	(137,984,324)	(257,399,074)	(36,990,091)	(54,282,362)	30,487,293
Net unrealized appreciation/depreciation	76,302,993	59,897,755	30,443,855	(1,707,524)	281,429,322

Net Assets	$601,348,908	$624,156,622	$329,249,662	$138,390,646	$978,827,638

Net asset value[5]	$11.01	$8.71	$12.24	$11.10	$32.88

[1] Investments at cost – unaffiliated	$513,759,770	$546,634,816	$292,638,007	$136,912,955	$653,695,922
[2] Investments at cost – affiliated	$14,185,874	$25,896,956	$6,084,276	$2,973,494	$48,176,237
[3] Foreign currency at cost	–	–	–	$266,220	$2,689
[4] Premiums received	$2,406,605	$6,889,850	$1,581,972	$1,809,553	$10,807,093
[5] Shares outstanding, unlimited number of shares authorized, $0.001 par value	54,638,903	71,655,012	26,908,028	12,464,163	29,766,217

See Notes to Financial Statements.
90	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

$1,334,773,411	$216,932,556	$1,194,668,497	$877,630,056	$399,783,434	$87,758,045
20,927,661	12,683,789	20,076,877	19,415,877	374,205,599	7,179,686
22,004,180	1,577,914	2,344,268	14,429	110,365,844	35
11,710,997	87,264	16,673,340	5,207,650	417,362	13,438
21,337,836	2,768,571	37,803,547	12,655,583	1,540,073	115,105
–	513,000	6,910,000	600,000	–	–
92,713	414	33,123	6	74,061	–
4,690,353	253,667	4,452,599	1,626,049	855,034	335,252
–	–	–	–	–	–
1,055,591	31,170	397,087	473,543	–	19,171

1,416,592,742	234,848,345	1,283,359,338	917,623,193	887,241,407	95,420,732

33,061,398	3,713,304	55,168,706	8,706,659	40,767,877	883,143
37,169,697	4,425,149	33,854,857	14,604,048	4,412,978	1,418,557
9,747	2,298	15,925	9,160	5,032	63
–	–	–	–	–	–
1,073,548	179,581	948,542	717,089	656,074	55,342
–	–	–	–	–	–
302,794	14,096	265,366	164,183	–	11,732
437,031	119,680	547,127	399,065	1,546,249	151,117

72,054,215	8,454,108	90,800,523	24,600,204	47,388,210	2,519,954

$1,344,538,527	$226,394,237	$1,192,558,815	$893,022,989	$839,853,197	$92,900,778

$1,450,672,597	$176,834,894	$1,695,250,427	$715,120,980	$834,041,011	$82,951,843
(73,728,978)	(11,268,237)	(69,569,370)	(33,660,691)	187,739	(731,914)
(148,842,664)	25,012,730	(544,390,279)	(56,808,683)	1,099,735	3,294,620
116,437,572	35,814,850	111,268,037	268,371,383	4,524,712	7,386,229

$1,344,538,527	$226,394,237	$1,192,558,815	$893,022,989	$839,853,197	$92,900,778

$19.41	$29.82	$10.84	$15.62	$19.19	$15.40

$1,204,462,205	$178,705,217	$1,070,649,712	$605,660,766	$396,139,352	$79,711,392
$20,927,661	$12,683,789	$20,076,877	$19,415,877	$374,205,599	$7,179,686
$11,361,223	$87,057	$16,648,556	$4,794,011	$412,509	$13,311
$22,021,329	$1,992,851	$$20,790,497	$10,523,272	$5,293,339	$751,576
69,280,845	7,591,500	109,989,277	57,173,280	43,756,964	6,033,028

SEMI-ANNUAL REPORT	APRIL 30, 2011	91

Statements of Operations

Period Ended April 30, 2011 (Unaudited)	BlackRock Equity Dividend Trust (BDV)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Strategic Equity Dividend Trust (BDT)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)
Investment Income
Dividends	$8,777,764	$9,219,504	$5,182,615	$1,162,873	$6,250,149
Foreign taxes withheld	(6,619)	(6,836)	–	(45,072)	(269,491)
Income – affiliated	9,373	17,756	5,616	3,913	20,870
Securities lending – affiliated	–	–	–	–	16,359

Total income	8,780,518	9,230,424	5,188,231	1,121,714	6,017,887

Expenses
Investment advisory	1,835,326	3,000,294	1,166,935	796,731	5,303,096
Licensing	282,358	300,029	155,591	–	–
Printing	62,543	73,442	32,408	21,438	81,682
Custodian	50,437	45,792	43,968	55,308	64,284
Professional	32,232	33,571	28,916	28,798	34,137
Officer and Trustees	28,042	24,266	21,832	7,327	30,184
Insurance	16,158	18,027	8,483	4,133	22,398
Registration	11,617	11,557	6,147	7,412	6,979
Transfer agent	6,332	6,286	6,130	5,957	6,143
Organization and offering	–	–	–	–	–
Miscellaneous	13,201	14,787	12,501	18,270	13,250

Total expenses	2,338,246	3,528,051	1,482,911	945,374	5,562,153

Less fees waived by advisor	(4,172)	(7,804)	(2,505)	(1,760)	(521,033)

Total expenses after fees waived	2,334,074	3,520,247	1,480,406	943,614	5,041,120

Net investment income (loss)	6,446,444	5,710,177	3,707,825	178,100	976,767

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	18,057,473	(2,497,886)	6,165,910	(12,667,094)	25,693,705
Options written	2,927,373	8,696,282	2,002,268	1,972,990	9,052,217
Foreign currency transactions	–	–	–	45,812	28,724

	20,984,846	6,198,396	8,168,178	(10,648,292)	34,774,646

Net change in unrealized appreciation/depreciation on:
Investments	46,752,703	56,551,945	28,458,949	23,421,229	192,705,184
Options written	(1,467,802)	(5,492,975)	(209,533)	60,811	4,505,904
Foreign currency transactions	–	–	–	17,904	267

	45,284,901	51,058,970	28,249,416	23,499,944	197,211,355

Total realized and unrealized gain	66,269,747	57,257,366	36,417,594	12,851,652	231,986,001

Net Increase in Net Assets Resulting from Operations	$72,716,191	$62,967,543	$40,125,419	$13,029,752	$232,962,768

[1]	Commencement of operations was March 30, 2011. This information includes the initial investment by BlackRock Funding, Inc. The other Trusts’ statements are for a full year.

[2]	Net of $11,443 and $(130,854) foreign capital gain tax for BME and BCF, respectively.

See Notes to Financial Statements.
92	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

$13,169,632	$1,116,212	$12,859,926	$7,397,942	$957,998	$1,584,984
(861,075)	(31,649)	(1,077,016)	(210,653)	(21,284)	(77,351)
22,225	7,849	31,672	18,302	51,181	4,707
–	–	–	1,538	–	–

12,330,782	1,092,412	11,814,582	7,207,129	987,895	1,512,340

6,435,020	1,046,296	5,727,850	4,976,775	849,027	325,117
–	–	–	–	–	65,023
142,786	23,636	127,565	80,023	31,080	12,290
228,066	63,570	307,795	109,861	34,857	57,786
131,553	27,819	45,648	67,485	12,495	24,876
48,423	13,060	35,266	42,286	6,132	6,666
27,874	5,539	36,761	22,616	–	2,511
6,339	4,442	21,973	13,997	1,751	997
6,860	5,962	6,277	6,025	1,300	5,937
–	–	–	–	33,000	–
40,955	10,501	51,089	20,694	2,220	29,393

7,067,876	1,200,825	6,360,224	5,339,762	971,862	530,596

(9,740)	(3,336)	(13,782)	(837,600)	(171,706)	(2,108)

7,058,136	1,197,489	6,346,442	4,502,162	800,156	528,488

5,272,646	(105,077)	5,468,140	2,704,967	187,739	983,852

55,498,075	15,724,470	30,399,651	(19,989,981)	(59,423)	3,462,771
30,103,319	3,184,756	21,147,179	3,205,559	1,445,548	1,185,887
(25,353)	26,537	239,757	16,707	(286,390)	23,215

85,576,041	18,935,763	51,786,587	(16,767,715)	1,099,735	4,671,873

37,641,111	13,677,794 [2]	57,412,963	161,603,809 [2]	3,644,082	4,796,101
159,643	(1,348,036)	(4,162,066)	8,632,424	880,361	(583,175)
477,487	(7,924)	263,379	435,994	269	1,934

38,278,241	12,321,834	53,514,276	170,672,227	4,524,712	4,214,860

123,854,282	31,257,597	105,300,863	153,904,512	5,624,447	8,886,733

$129,126,928	$31,152,520	$110,769,003	$156,609,479	$5,812,186	$9,870,585

SEMI-ANNUAL REPORT	APRIL 30, 2011	93

Statements of Changes in Net Assets

	BlackRock Equity Dividend Trust (BDV)		BlackRock Enhanced Equity Dividend Trust (BDJ)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations
Net investment income	$6,446,444	$12,774,122	$5,710,177	$12,053,505
Net realized gain (loss)	20,984,846	21,350,952	6,198,396	(18,624,524)
Net change in unrealized appreciation/depreciation	45,284,901	48,266,248	51,058,970	88,956,779

Net increase in net assets resulting from operations	72,716,191	82,391,322	62,967,543	82,385,760

Dividends and Distributions to Shareholders From
Net investment income	(17,738,048)	(35,436,905)	(34,950,986)	(12,098,232)
Net realized gains	–	–	–	–
Tax return of capital	–	–	–	(57,140,851)

Decrease in net assets resulting from dividends and distributions to shareholders	(17,738,048)	(35,436,905)	(34,950,986)	(69,239,083)

Capital Share Transactions
Reinvestment of dividends	1,242,056	–	3,812,506	7,115,353

Net Assets
Total increase in net assets	56,220,199	46,954,417	31,829,063	20,262,030
Beginning of period	545,128,709	498,174,292	592,327,559	572,065,529

End of period	$601,348,908	$545,128,709	$624,156,622	$592,327,559

Undistributed (distributions in excess of) net investment income	$(11,461,712)	$(170,108)	$(29,402,527)	$(161,718)

See Notes to Financial Statements.
94	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock Strategic Equity Dividend Trust (BDT)		BlackRock EcoSolutions Investment Trust (BQR)		BlackRock Energy and Resources Trust (BGR)
Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

$3,707,825	$7,854,309	$178,100	$591,108	$976,767	$7,856,849
8,168,178	17,406,479	(10,648,292)	(16,492,323)	34,774,646	43,600,450
28,249,416	28,627,135	23,499,944	31,576,755	197,211,355	58,150,619

40,125,419	53,887,923	13,029,752	15,675,540	232,962,768	109,607,918

(8,745,109)	(17,490,218)	(7,408,476)	(582,037)	(24,110,636)	(5,141,482)
–	–	–	–	–	(43,079,790)
–	–	–	(13,928,324)	–	–

(8,745,109)	(17,490,218)	(7,408,476)	(14,510,361)	(24,110,636)	(48,221,272)

–	–	1,766,928	2,811,900	–	–

31,380,310	36,397,705	7,388,204	3,977,079	208,852,132	61,386,646
297,869,352	261,471,647	131,002,442	127,025,363	769,975,506	708,588,860

$329,249,662	$297,869,352	$138,390,646	$131,002,442	$978,827,638	$769,975,506

$(4,857,160)	$180,124	$(7,229,784)	$592	$(13,691,941)	$9,441,928

SEMI-ANNUAL REPORT	APRIL 30, 2011	95

Statements of Changes in Net Assets (concluded)

	BlackRock Global Opportunities Equity Trust (BOE)		BlackRock Health Sciences Trust (BME)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations
Net investment income (loss)	$5,272,646	$13,025,662	$(105,077)	$183,378
Net realized gain (loss)	85,576,041	106,884,446	18,935,763	19,645,424
Net change in unrealized appreciation/depreciation	38,278,241	39,742,566	12,321,834	5,633,072

Net increase in net assets resulting from operations	129,126,928	159,652,674	31,152,520	25,461,874

Dividends and Distributions to Shareholders From
Net investment income	(78,679,380)	(99,018,419)	(11,150,016)	(136,268)
Net realized gains	–	(16,795,876)	–	(11,535,663)
Tax return of capital	–	(40,455,279)	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(78,679,380)	(156,269,574)	(11,150,016)	(11,671,931)

Capital Share Transactions
Net proceeds from the issuance of shares	–	–	–	–
Reinvestment of dividends	3,986,141	8,551,415	–	–

Net increase in net assets derived from shares transactions	3,986,141	8,551,415	–	–

Net Assets
Total increase (decrease) in net assets	54,433,689	11,934,515	20,002,504	13,789,943
Beginning of period	1,290,104,838	1,278,170,323	206,391,733	192,601,790

End of period	$1,344,538,527	$1,290,104,838	$226,394,237	$206,391,733

Undistributed (distributions in excess of) net investment income	$(73,728,978)	$(322,244)	$(11,268,237)	$(13,144)

[1]	Commencement of operations.

See Notes to Financial Statements.
96	SEMI-ANNUAL REPORT	APRIL 30, 2011

BlackRock International Growth and Income Trust (BGY)		BlackRock Real Asset Equity Trust (BCF)		BlackRock Resources & Commodities Strategy Trust (BCX)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Period March 30, 2011[1] to April 30, 2011 (Unaudited)	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

$5,468,140	$15,908,603	$2,704,967	$9,774,635	$187,739	$983,852	$1,975,474
51,786,587	(34,783,078)	(16,767,715)	12,868,530	1,099,735	4,671,873	3,939,256
53,514,276	147,763,569	170,672,227	135,575,929	4,524,712	4,214,860	4,317,334

110,769,003	128,889,094	156,609,479	158,219,094	5,812,186	9,870,585	10,232,064

(74,792,708)	(13,597,240)	(31,009,711)	(42,492,192)	–	(3,016,514)	(664,248)
–	–	–	–	–	–	(4,237,588)
–	(159,367,997)	–	(19,209,691)	–	–	–

(74,792,708)	(172,965,237)	(31,009,711)	(61,701,883)	–	(3,016,514)	(4,901,836)

–	–	–	–	834,041,011	–	–
–	22,011,255	1,960,017	4,017,701	–	–	–

–	22,011,255	1,960,017	4,017,701	834,041,011	–	–

35,976,295	(22,064,888)	127,559,785	100,534,912	839,853,197	6,854,071	5,330,228
1,156,582,520	1,178,647,408	765,463,204	664,928,292	–	86,046,707	80,716,479

$1,192,558,815	$1,156,582,520	$893,022,989	$765,463,204	$839,853,197	$92,900,778	$86,046,707

$(69,569,370)	$(244,802)	$(33,660,691)	$(5,357,801)	$187,739	$(731,914)	$1,300,748

SEMI-ANNUAL REPORT	APRIL 30, 2011	97

Financial Highlights	BlackRock Equity Dividend Trust (BDV)

	Six Months Ended April 30, 2011	Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$9.14	$10.33	$15.49	$15.95	$14.21

Net investment income	0.12	0.23	0.30	0.41	0.45	0.42
Net realized and unrealized gain (loss)	1.22	1.28	(0.84)	(4.67)	(0.01)	2.21

Net increase (decrease) from investment operations	1.34	1.51	(0.54)	(4.26)	0.44	2.63

Dividends and distributions from:
Net investment income	(0.33)[1]	(0.65)	(0.30)	(0.43)	(0.44)	(0.41)
Net realized gain	–	–	–	–	(0.38)	(0.32)
Tax return of capital	–	–	(0.35)	(0.47)	(0.08)	(0.16)

Total dividends and distributions	(0.33)	(0.65)	(0.65)	(0.90)	(0.90)	(0.89)

Net asset value, end of period	$11.01	$10.00	$9.14	$10.33	$15.49	$15.95

Market price, end of period	$10.50	$9.88	$8.27	$9.20	$13.64	$14.86

Total Investment Return[2]
Based on net asset value	13.61%[3]	17.36%	(3.75)%	(27.56)%	3.15%	19.89%

Based on market price	9.66%[3]	28.15%	(2.21)%	(26.73)%	(2.50)%	24.31%

Ratios to Average Net Assets
Total expenses	0.83%[4]	0.82%	0.85%	0.83%	0.82%	0.84%

Total expenses after fees waived	0.83%[4]	0.82%	0.85%	0.83%	0.82%	0.84%

Net investment income	2.28%[4]	2.44%	3.46%	3.46%	2.87%	2.90%

Supplemental Data
Net assets, end of period (000)	$601,349	$545,129	$498,174	$563,030	$844,633	$869,703

Portfolio turnover	36%	104%	56%	23%	12%	11%

[1]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

98	SEMI-ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Six Months Ended April 30, 2011	Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.32	$8.13	$9.59	$14.10	$14.88	$14.01

Net investment income	0.08	0.17	0.25	0.34	0.39	0.37
Net realized and unrealized gain (loss)	0.80	1.00	(0.55)	(3.73)	0.06	1.71

Net increase (decrease) from investment operations	0.88	1.17	(0.30)	(3.39)	0.45	2.08

Dividends and distributions from:
Net investment income	(0.49)[1]	(0.17)	(0.25)	(0.52)	(0.43)	(0.15)
Net realized gain	–	–	–	–	(0.80)	(1.06)
Tax return of capital	–	(0.81)	(0.91)	(0.60)	–	–

Total dividends and distributions	(0.49)	(0.98)	(1.16)	(1.12)	(1.23)	(1.21)

Net asset value, end of period	$8.71	$8.32	$8.13	$9.59	$14.10	$14.88

Market price, end of period	$8.84	$8.99	$7.89	$8.47	$12.68	$14.92

Total Investment Return[2]
Based on net asset value	10.85%[3]	15.23%	(1.63)%	(24.35)%	3.21%	15.72%

Based on market price	4.12%[3]	28.30%	8.08%	(25.70)%	(7.43)%	17.97%

Ratios to Average Net Assets
Total expenses	1.18%[4]	1.16%	1.20%	1.18%	1.17%	1.19%

Total expenses after fees waived	1.17%[4]	1.16%	1.20%	1.18%	1.17%	1.19%

Net investment income	1.90%[4]	2.06%	3.11%	3.20%	2.76%	2.73%

Supplemental Data
Net assets, end of period (000)	$624,157	$592,328	$572,066	$668,969	$983,762	$1,033,127

Portfolio turnover	104%	232%	117%	86%	91%	138%

[1]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2011	99

Financial Highlights	BlackRock Strategic Equity Dividend Trust (BDT)

	Six Months Ended April 30, 2011	Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.07	$9.72	$10.67	$15.22	$16.13	$15.14

Net investment income	0.14	0.29	0.30	0.37	0.40	0.37
Net realized and unrealized gain (loss)	1.36	1.71	(0.60)	(4.02)	(0.41)	1.52

Net increase (decrease) from investment operations	1.50	2.00	(0.30)	(3.65)	(0.01)	1.89

Dividends and distributions from:
Net investment income	(0.33)[1]	(0.65)	(0.31)	(0.40)	(0.40)	(0.35)
Net realized gain	–	–	–	–	(0.38)	(0.55)
Tax return of capital	–	–	(0.34)	(0.50)	(0.12)	–

Total dividends and distributions	(0.33)	(0.65)	(0.65)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$12.24	$11.07	$9.72	$10.67	$15.22	$16.13

Market price, end of period	$10.99	$9.98	$8.37	$9.01	$13.19	$14.53

Total Investment Return[2]
Based on net asset value	13.92%[3]	21.94%	(1.10)%	(23.93)%	0.24%	13.65%

Based on market price	13.46%[3]	27.67%	0.86%	(25.88)%	(3.56)%	17.43%

Ratios to Average Net Assets
Total expenses	0.95%[4]	0.93%	0.97%	0.94%	0.95%	0.96%

Total expenses after fees waived	0.95%[4]	0.93%	0.97%	0.94%	0.95%	0.96%

Net investment income	2.38%[4]	2.76%	3.68%	3.40%	2.75%	2.57%

Supplemental Data
Net assets, end of period (000)	$329,250	$297,869	$261,472	$287,141	$409,646	$433,938

Portfolio turnover	34%	71%	66%	20%	18%	18%

[1]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

100	SEMI-ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock EcoSolutions Investment Trust (BQR)

	Six Months Ended April 30, 2011	Year Ended October 31,			Period September 28, 2007[1] through October 31,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.56	$10.23	$20.31	$19.10 [2]

Net investment income	0.01	0.05	0.06	0.03	–
Net realized and unrealized gain (loss)	1.04	1.24	1.78	(8.51)	1.25

Net increase (decrease) from investment operations	1.05	1.29	1.84	(8.48)	1.25

Dividends and distributions from:
Net investment income	(0.60)[3]	(0.05)	(0.07)	(0.02)	–
Net realized gain	–	–	(0.09)	(1.58)	–
Tax return of capital	–	(1.15)	(1.35)	–	–

Total dividends and distributions	(0.60)	(1.20)	(1.51)	(1.60)	–

Offering costs resulting from the issuance of shares	–	–	–	–	(0.04)

Net asset value, end of period	$11.10	$10.65	$10.56	$10.23	$20.31

Market price, end of period	$12.31	$11.69	$10.23	$9.20	$19.75

Total Investment Return[4]
Based on net asset value	9.97%[5]	13.04%	19.64%	(43.99)%	6.28%[5]

Based on market price	11.11%[5]	28.08%	28.88%	(48.20)%	(1.25)%[5]

Ratios to Average Net Assets
Total expenses	1.42%[6]	1.45%	1.51%	1.36%	1.70%[6]

Total expenses after fees waived and paid indirectly	1.42%[6]	1.45%	1.50%	1.35%	1.68%[6]

Net investment income	0.27%[6]	0.47%	0.65%	0.38%	0.97%[6]

Supplemental Data
Net assets, end of period (000)	$138,391	$131,002	$127,025	$120,282	$238,731

Portfolio turnover	54%	124%	62%	45%	4%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2011	101

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Six Months Ended April 30, 2011	Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$25.87	$23.81	$20.71	$37.60	$29.67	$28.12

Net investment income	0.03	0.26	0.41	1.18	0.49	0.75
Net realized and unrealized gain (loss)	7.79	3.42	4.32	(14.63)	9.27	3.65

Net increase (decrease) from investment operations	7.82	3.68	4.73	(13.45)	9.76	4.40

Dividends and distributions from:
Net investment income	(0.81)[1]	(0.17)	(0.47)	(0.96)	(0.70)	(0.49)
Net realized gain	–	(1.45)	(0.19)	(2.48)	(1.13)	(2.36)
Tax return of capital	–	–	(0.97)	–	–	–

Total dividends and distributions	(0.81)	(1.62)	(1.63)	(3.44)	(1.83)	(2.85)

Net asset value, end of period	$32.88	$25.87	$23.81	$20.71	$37.60	$29.67

Market price, end of period	$31.44	$25.36	$22.18	$17.99	$32.14	$26.73

Total Investment Return[2]
Based on net asset value	30.52%[3]	15.89%	25.54%	(38.15)%	34.98%	17.30%

Based on market price	27.31%[3]	21.95%	34.63%	(37.14)%	28.07%	18.11%

Ratios to Average Net Assets
Total expenses	1.25%[4]	1.27%	1.30%	1.27%	1.27%	1.28%

Total expenses after fees waived	1.14%[4]	1.11%	1.10%	1.07%	1.07%	1.08%

Net investment income	0.22%[4]	1.04%	1.77%	1.38%	1.69%	2.47%

Supplemental Data
Net assets, end of period (000)	$978,828	$769,976	$708,589	$616,479	$1,119,310	$883,104

Portfolio turnover	80%	80%	62%	54%	47%	40%

[1]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

102	SEMI-ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Six Months Ended April 30, 2011	Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$18.68	$18.64	$18.03	$31.09	$26.72	$23.77

Net investment income	0.08	0.19	0.19	0.39	0.55	0.58
Net realized and unrealized gain (loss)	1.79	2.13	2.70	(10.39)	6.32	4.64

Net increase (decrease) from investment operations	1.87	2.32	2.89	(10.00)	6.87	5.22

Dividends and distributions from:
Net investment income	(1.14)[1]	(1.44)	(0.20)	(0.56)	(0.36)	(0.59)
Net realized gain	–	(0.25)	–	(2.48)	(2.14)	(1.68)
Tax return of capital	–	(0.59)	(2.08)	(0.02)	–	–

Total dividends and distributions	(1.14)	(2.28)	(2.28)	(3.06)	(2.50)	(2.27)

Net asset value, end of period	$19.41	$18.68	$18.64	$18.03	$31.09	$26.72

Market price, end of period	$19.25	$19.06	$18.40	$15.89	$28.76	$27.61

Total Investment Return[2]
Based on net asset value	10.50%[3]	13.76%	20.50%	(35.08)%	27.47%	24.48%

Based on market price	7.41%[3]	17.58%	34.97%	(38.15)%	14.11%	26.64%

Ratios to Average Net Assets
Total expenses	1.10%[4]	1.11%	1.21%	1.14%	1.15%	1.16%

Total expenses after fees waived	1.10%[4]	1.10%	1.20%	1.14%	1.15%	1.16%

Net investment income	0.82%[4]	1.03%	1.05%	1.60%	1.87%	2.45%

Supplemental Data
Net assets, end of period (000)	$1,344,539	$1,290,105	$1,278,170	$227,835	$389,741	$331,744

Portfolio turnover	154%	264%	300%	120%	111%	184%

[1]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements

SEMI-ANNUAL REPORT	APRIL 30, 2011	103

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Six Months Ended April 30, 2011	Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$27.19	$25.37	$23.66	$30.33	$27.74	$26.38

Net investment income (loss)	(0.01)	0.02	0.10	0.10	0.05	0.00 [1]
Net realized and unrealized gain (loss)	4.11	3.34	3.32	(4.70)	4.76	3.28

Net increase (decrease) from investment operations	4.10	3.36	3.42	(4.60)	4.81	3.28

Dividends and distributions from:
Net investment income	(1.47)[2]	(0.02)	(0.13)	(0.09)	(0.02)	–
Net realized gain	–	(1.52)	(1.01)	(1.98)	(2.20)	(1.92)
Tax return of capital	–	–	(0.57)	–	–	–

Total dividends and distributions	(1.47)	(1.54)	(1.71)	(2.07)	(2.22)	(1.92)

Net asset value, end of period	$29.82	$27.19	$25.37	$23.66	$30.33	$27.74

Market price, end of period	$28.43	$27.14	$22.61	$21.62	$27.05	$27.32

Total Investment Return[3]
Based on net asset value	15.66%[4]	13.69%	16.31%	(15.55)%	18.62%	13.00%

Based on market price	10.47%[4]	27.33%	13.44%	(13.47)%	7.42%	16.59%

Ratios to Average Net Assets
Total expenses	1.15%[5]	1.15%	1.15%	1.13%	1.13%	1.15%

Total expenses after fees waived	1.14%[5]	1.15%	1.15%	1.13%	1.13%	1.15%

Net investment income	(0.10)%[5]	0.09%	0.37%	0.20%	0.15%	(0.11)%

Supplemental Data
Net assets, end of period (000)	$226,394	$206,392	$192,602	$179,642	$230,280	$208,151

Portfolio turnover	129%	239%	167%	121%	89%	181%

1	Amounted to less than $0.01 per share outstanding.
2	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
3

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

104	SEMI-ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Six Months Ended April 30, 2011	Year Ended October 31,			Period May 30, 2007[1] through October 31,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.52	$10.92	$10.41	$20.12	$19.10 [2]

Net investment income	0.05	0.14	0.29	0.27	0.14
Net realized and unrealized gain (loss)	0.95	1.05	2.04	(8.31)	1.50

Net increase (decrease) from investment operations	1.00	1.19	2.33	(8.04)	1.64

Dividends and distributions from:
Net investment income	(0.68)[3]	(0.12)	(0.30)	(0.30)	(0.10)
Net realized gain	–	–	–	(0.88)	(0.50)
Tax return of capital	–	(1.47)	(1.52)	(0.49)	–

Total dividends and distributions	(0.68)	(1.59)	(1.82)	(1.67)	(0.60)

Offering costs resulting from the issuance of shares	–	–	–	–	(0.02)

Net asset value, end of period	$10.84	$10.52	$10.92	$10.41	$20.12

Market price, end of period	$10.43	$10.56	$10.92	$9.09	$17.76

Total Investment Return[4]
Based on net asset value	9.86%[5]	12.06%	26.28%	(41.76)%	8.93%[5]

Based on market price	5.30%[5]	12.49%	44.62%	(42.39)%	(8.17)%[5]

Ratios to Average Net Assets
Total expenses	1.11%[6]	1.13%	1.12%	1.11%	1.07%[6]

Total expenses after fees waived	1.11%[6]	1.13%	1.12%	1.11%	1.07%[6]

Net investment income	0.95%[6]	1.40%	2.68%	2.34%	1.75%[6]

Supplemental Data
Net assets, end of period (000)	$1,192,559	$1,156,583	$1,178,647	$1,106,516	$2,138,523

Portfolio turnover	129%	247%	198%	123%	46%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2011	105

Financial Highlights	BlackRock Real Asset Equity Trust (BCF)

	Six Months Ended April 30, 2011	Year Ended October 31,				Period September 29, 2006[1] through October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.42	$11.73	$9.44	$20.79	$15.33	$14.33 [2]

Net investment income	0.05	0.17	0.08	0.20	0.20	0.04
Net realized and unrealized gain (loss)	2.69	2.61	3.30	(10.16)	6.35	0.98

Net increase (decrease) from investment operations	2.74	2.78	3.38	(9.96)	6.55	1.02

Dividends and distributions from:
Net investment income	(0.54)[3]	(0.74)	(0.11)	(0.17)	(0.29)	–
Net realized gain	–	–	–	(1.22)	(0.80)	–
Tax return of capital	–	(0.35)	(0.98)	–	–	–

Total dividends and distributions	(0.54)	(1.09)	(1.09)	(1.39)	(1.09)	–

Offering costs resulting from the issuance of shares	–	–	–	–	–	(0.02)

Net asset value, end of period	$15.62	$13.42	$11.73	$9.44	$20.79	$15.33

Market price, end of period	$15.70	$13.46	$11.45	$7.74	$17.59	$15.00

Total Investment Return[4]
Based on net asset value	20.68%[5]	24.65%	40.96%	(50.14)%	45.34%	6.98%[5]

Based on market price	20.94%[5]	28.08%	67.81%	(51.69)%	25.67%	– [5]

Ratios to Average Net Assets
Total expenses	1.29%[6]	1.28%	1.32%	1.29%	1.21%	1.42%[6]

Total expenses after fees waived and paid indirectly	1.08%[6]	1.08%	1.12%	1.09%	1.08%	1.22%[6]

Net investment income	0.65%[6]	1.37%	0.68%	1.14%	1.37%	2.63%[6]

Supplemental Data
Net assets, end of period (000)	$893,023	$765,463	$664,928	$535,257	$1,179,087	$820,283

Portfolio turnover	57%	71%	58%	29%	61%	0%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
[3]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

106	SEMI-ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

Period March 30, 2011[1] through April 30,2011 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$19.10 [2]

Net investment income	0.00 [3]
Net realized and unrealized gain	0.12

Net increase from investment operations	0.12

Capital charges with respect to the issuance of shares	(0.03)

Net asset value, end of period	$19.19

Market price, end of period	$20.02

Total Investment Return[4]
Based on net asset value	0.47%[5]

Based on market price	0.10%[5]

Ratios to Average Net Assets
Total expenses	1.29%[6]

Total expenses after fees waived	1.05%[6]

Net investment income	0.30%[6]

Supplemental Data
Net assets, end of period (000)	$839,853

Portfolio turnover	1%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.
[3]	Amounted to less than $0.01 per share outstanding.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2011	107

Financial Highlights (concluded)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

	Six Months Ended April 30, 2011	Year Ended October 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.26	$13.38	$12.38	$21.00	$18.55	$15.98

Net investment income	0.16	0.33	0.36	0.50	0.46	0.39
Net realized and unrealized gain (loss)	1.48	1.36	1.43	(8.22)	2.90	3.22

Net increase (decrease) from investment operations	1.64	1.69	1.79	(7.72)	3.36	3.61

Dividends and distributions from:
Net investment income	(0.50)[1]	(0.11)	(0.39)	(0.52)	(0.44)	(0.49)
Net realized gain	–	(0.70)	(0.33)	–	(0.40)	(0.55)
Tax return of capital	–	–	(0.07)	(0.38)	(0.07)	0.00 [2]

Total dividends and distributions	(0.50)	(0.81)	(0.79)	(0.90)	(0.91)	(1.04)

Net asset value, end of period	$15.40	$14.26	$13.38	$12.38	$21.00	$18.55

Market price, end of period	$14.27	$13.44	$11.54	$10.50	$18.07	$16.36

Total Investment Return[3]
Based on net asset value	12.02%[4]	14.08%	17.64%	(37.53)%	19.10%	24.34%

Based on market price	10.13%[4]	24.67%	19.63%	(38.42)%	16.20%	20.52%

Ratios to Average Net Assets
Total expenses	1.22%[5]	1.23%	1.17%	0.96%	1.20%	1.13%

Total expenses after fees waived	1.22%[5]	1.22%	1.16%	0.96%	1.20%	1.13%

Net investment income	2.27%[5]	2.40%	3.39%	3.11%	2.45%	2.45%

Supplemental Data
Net assets, end of period (000)	$92,901	$86,047	$80,716	$74,716	$126,706	$111,925

Portfolio turnover	62%	59%	64%	10%	12%	10%

[1]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[2]	Amounted to less than $0.01 per share outstanding.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

108	SEMI-ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Equity Dividend Trust (“BDV”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Strategic Equity Dividend Trust (“BDT”), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”) BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”) and BlackRock S&P Quality Rankings Global Equity Managed Trust (“BQY”) (collectively, the “Trusts”) are organized as Delaware statutory trusts. All Trusts, except BQR, BGR, BME, BGY, BCF and BCX are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BQR, BGR, BME, BGY, BCF and BCX are registered as non-diversified, closed-end management investment companies under the 1940 Act. Prior to commencement of operations on March 30, 2011, BCX had no operations other than those relating to organizational matters and the sale of 6,964 Common Shares on February 11, 2011 to BlackRock HoldCo 2, Inc. for $100,012. Investment operations for BCX commenced on March 30, 2011. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The Trusts determine and make available for publication the net asset values of their shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust fair values their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of theunderlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service or through brokers using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Trust uses a

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pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: Each Trust’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Trust’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Trust either delivers collateral or segregates assets in connection with certain investments (e.g., options written or foreign currency exchange contracts), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to each Trust’s level distribution plan, a Trust intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Trusts may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trusts and any additional required collateral is delivered to the Trust on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Trusts earn dividends and interest on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trusts could experience delays and costs in gaining access to the collateral. The Trusts also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, participating Trusts accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four periods ended October 31, 2010. The statute of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Dividend Achievers Universe: BDV, BDJ and BDT have been granted a revocable license by Indxis, Inc. (“Indxis”) to use the Dividend AchieversTM universe of common stocks. If Indxis revokes each Trust’s license to use the Dividend AchieversTM universe, the Board of that Trust may need to adopt a new investment strategy and/or new investment policies. There is no assurance that a Trust would pursue or achieve its

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investment objective during the period in which it implements these replacement investment policies or strategies. “Indxis” and “Dividend AchieversTM” are trademarks of Indxis and have been licensed for use by BDV, BDJ, and BDT. The products are not sponsored, endorsed, sold or promoted by Indxis and Indxis makes no representation regarding the advisability of investing in any of these three Trusts. The Trusts are required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing. Effective May 9, 2011, the Dividend Achievers Universe is no longer used by BDV, BDJ and BDT.

S&P Quality Rankings: BQY has been granted a license by Standard & Poor’s® (“S&P”) to use the S&P Quality Rankings and the S&P

International Quality Rankings. If S&P terminates the license to use either the S&P Quality Rankings or the S&P International Quality Rankings, the Board may need to adopt a new investment strategy and/ or new investment policies. There is no assurance that the Trust would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. “Standard & Poor’s,” “S&P,” “Standard & Poor’s Earnings and Dividend Rankings,” “S&P Earnings and Dividend Rankings,” “Standard & Poor’s Quality Rankings,” “Standard & Poor’s International Quality Rankings,” “S&P International Quality Rankings” and “S&P Quality Rankings” are trademarks of S&P and have been licensed for use by the Trust. The Trust is not sponsored, endorsed, managed, sold or promoted by S&P and S&P makes no representation regarding the availability of investing in each Trust. The Trust is required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover the Trusts’ deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income – affiliated in the Statements of Operations, if any.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be contracted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts’ mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Trust and each of its respective counterparties. The ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Certain Trusts may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Trust, help to manage the overall exposure to the currencies in which some of the

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investments held by a Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Trust as an unrealized gain or loss. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

When the Trust purchases (write) an option, an amount equal to the premium paid (received) by the Trust is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trust writes a call option, such option is “covered,” meaning that the Trust holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Trust purchasing or selling a security at a price different from the current market value.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2011*
Asset Derivatives
	Statements of Assets and Liabilities Location	BOE	BME	BGY	BCF	BCX
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$92,713	$414	$33,123	$6	$74,061

Liability Derivatives
	Statements of Assets and Liabilities Location	BDV	BDJ	BDT	BQR	BGR	BOE
Equity contracts	Options written at value	$4,523,000	$13,412,746	$2,263,291	$2,481,866	$12,111,791	$37,169,697
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	–	–	–	537	–	9,747

Total		$4,523,000	$13,412,746	$2,263,291	$2,482,403	$12,111,791	$37,179,444

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Liability Derivatives
	Statements of Assets and Liabilities Location	BME	BGY	BCF	BCX	BQY
Equity contracts	Investments at value – unaffiliated	$4,425,149	$33,854,857	$14,604,048	$4,412,978	$1,418,557
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	2,298	15,925	9,160	5,032	63

Total		$4,427,447	$33,870,782	$14,613,208	$4,418,010	$1,418,620

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended April 30, 2011
Net Realized Gain (Loss) from
	BDV	BDJ	BDT	BQR	BGR	BOE
Foreign currency exchange contracts:
Foreign currency transactions	–	–	–	$45,812	$28,724	$(25,353)
Equity contracts:
Options**	$2,927,373	$8,696,282	$2,002,268	1,972,990	9,052,217	30,103,319

Total	$2,927,373	$8,696,282	$2,002,268	$2,018,802	$9,080,941	$30,077,966

Net Realized Gain (Loss) from
	BME	BGY	BCF	BCX	BQY
Foreign currency exchange contracts:
Foreign currency transactions	$26,537	$239,757	$16,707	$(286,390)	$23,215
Equity contracts:
Options**	3,184,756	21,147,179	3,205,559	1,445,548	1,185,887

Total	$3,211,293	$21,386,936	$3,222,266	$1,159,158	$1,209,102

Net Change in Unrealized Appreciation/Depreciation on
	BDV	BDJ	BDT	BQR	BGR	BOE
Foreign currency exchange contracts:
Foreign currency transactions	–	–	–	$17,904	$267	$477,487
Equity contracts:
Options**	$(1,467,802)	$(5,492,975)	$(209,533)	60,811	4,505,904	159,643

Total	$(1,467,802)	$(5,492,975)	$(209,533)	$78,715	$4,506,171	$637,130

Net Change in Unrealized Appreciation/Depreciation on
	BME	BGY	BCF	BCX	BQY
Foreign currency exchange contracts:
Foreign currency transactions	$(7,924)	$263,379	$435,994	$269	$1,934
Equity contracts:
Options**	(1,348,036)	(4,162,066)	8,632,424	880,361	(583,175)

Total	$(1,355,960)	$(3,898,687)	$9,068,418	$880,630	$(581,241)

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Notes to Financial Statements (continued)

For the period ended April 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BDV	BDJ	BDT	BQR	BGR	BOE
Foreign currency transactions:
Average number of contracts – US dollars purchased	–	–	–	6	–	8
Average number of contracts – US dollars sold	–	–	–	1	–	8
Average US dollar amounts purchased	–	–	–	$204,388	–	$7,362,713
Average US dollar amounts sold	–	–	–	$111,880	–	$11,278,645
Options:
Average number of contracts Purchased	–	–	–	–	–	36,350
Average number of contracts written	813,738	2,480,276	1,084,977	10,824,054	1,903,917	32,819,075
Average notional value of contracts purchased	–	–	–	–	–	$2,543,425
Average notional value of contracts written	$107,077,106	$309,051,996	$60,504,463	$58,815,512	$276,275,591	$724,926,398

	BME	BGY	BCF	BCX	BQY
Foreign currency transactions:
Average number of contracts – US dollars purchased	1	9	4	2	4
Average number of contracts – US dollars sold	3	9	–	6	–
Average US dollar amounts purchased	$54,723	$5,908,593	$614,862	$359,228	$72,384
Average US dollar amounts sold	$788,136	$6,972,561	–	$16,254,500	–
Options:
Average number of contracts purchased	125	1,210	–	–	–
Average number of contracts written	356,617	57,753,965	10,065,449	1,728,390	965,649
Average notional value of contracts purchased	$275,000	$2,244,241	–	–	–
Average notional value of contracts written	$67,572,264	$619,584,694	$221,729,518	$183,298,029	$33,416,660

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2011, the PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) were the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust, except BCX, pays the Manager a monthly fee at the following annual rates of the average weekly value of each Trust’s net assets: 0.65% for BDV, 1.00% for BDJ, 0.75% for BDT, 1.20% for BQR, 1.20% for BGR, 1.00% for BOE, 1.00% for BME, 1.00% for BGY, 1.20% for BCF and 0.75% for BQY. BCX pays the Manager a monthly fee at the annual rate of 1.20% the average daily value of the Trust’s net assets. The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BGR and BCF as a percentage of their average weekly net assets as follows: 0.20% for the first five years of the Trusts’ operations (2006 through 2011 for BCF), 0.15% in 2010 for BGR and in 2012 for BCF, 0.10% in 2011 for BGR and in 2013 for BCF and 0.05% in 2012 for BGR and in 2014 for BCF. The Manager has voluntarily agreed to waive a portion of the investment advisory fee on BCX as a percentage of its average daily net assets as follows: 0.20% for the first five years of the Trust’s operations (2011 through 2015), 0.15% in 2016, 0.10% in 2017 and 0.05% in 2018. These waivers are shown as fees waived by advisor in the Statement of Operations.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. for BDV, BDJ, BDT and BQY, State Street Research & Management Company for BGR, BlackRock Investment Management, LLC (“BIM”) and BlackRock Capital Management, Inc. for BGY, BCF and BCX, and BlackRock International Limited for BQR and BCF, each an affiliate of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

The Trusts have received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Trusts, invest cash collateral received by the Trusts for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and

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collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Trusts on such investments is shown as securities lending – affiliated in the Statements of Operations. For the period ended April 30, 2011, BIM received $9,210 in securities lending agent fees related to securities lending activities for the Trusts.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock Inc. or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investment securities, excluding short-term securities for the period ended April 30, 2011, were as follows:

	Purchases	Sales
BDV	$204,585,087	$210,119,649
BDJ	$614,589,361	$617,611,255
BDT	$105,633,920	$107,165,715
BQR	$71,015,782	$70,696,047
BGR	$710,972,494	$753,668,732
BOE	$1,999,691,903	$1,970,829,308
BME	$259,989,761	$259,729,179
BGY	$1,500,374,757	$1,446,665,063
BCF	$473,729,828	$483,488,071
BCX	$399,097,148	$1,420,239
BQY	$51,219,291	$51,723,288

Transactions in options written for the period ended April 30, 2011, were as follows:

	Calls
	Contracts	Premiums Received
BDV
Options outstanding at beginning of period	1,058,624	$2,081,824
Options written	3,023,994	8,222,635
Options expired	(1,274,885)	(2,437,541)
Options closed	(94,485)	(787,596)
Options exercised	(1,857,764)	(4,672,717)

Options outstanding at end of period	855,484	$2,406,605

BDJ
Options outstanding at beginning of period	3,415,728	$5,867,239
Options written	9,267,118	23,514,154
Options expired	(4,114,613)	(7,404,762)
Options closed	(306,471)	(1,473,884)
Options exercised	(5,626,425)	(13,612,897)

Options outstanding at end of period	2,635,337	$6,889,850

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

BDT
Options outstanding at beginning of period	1,184,538	$1,666,095
Options written	3,641,167	5,069,189
Options expired	(1,289,568)	(1,699,301)
Options closed	(246,660)	(499,011)
Options exercised	(2,200,772)	(2,955,000)

Options outstanding at end of period	1,088,705	$1,581,972

BQR
Options outstanding at beginning of period	10,733,762	$1,877,185
Options written	41,514,089	6,415,680
Options expired	(18,682,339)	(3,021,613)
Options closed	(17,814,342)	(1,275,704)
Options exercised	(4,851,548)	(2,185,995)

Options outstanding at end of period	10,899,622	$1,809,553

BGR
Options outstanding at beginning of period	3,926,254	$10,749,311	60,000	$54,000
Options written	7,359,971	35,926,984	30	2,820
Options expired	(2,324,498)	(7,790,392)	(60,030)	(56,820)
Options closed	(1,369,558)	(5,466,787)	–	–
Options exercised	(5,715,202)	(22,612,023)	–	–

Options outstanding at end of period	1,876,967	$10,807,093	–	–

BOE
Options outstanding at beginning of period	38,327,827	$21,081,150	61,617	$703,043
Options written	131,554,294	85,657,061	448,728	1,003,640
Options expired	(56,508,427)	(30,370,902)	(451,240)	(665,538)
Options closed	(41,699,003)	(21,619,346)	(3,970)	(373,227)
Options exercised	(40,541,094)	(33,158,822)	(49,865)	(235,730)

Options outstanding at end of period	31,133,597	$21,589,141	5,270	$432,188

BME
Options outstanding at beginning of period	876,625	$2,356,405	491,849	$679,120
Options written	1,179,792	6,461,250	8,293	419,527
Options expired	(545,302)	(1,842,570)	(128,804)	(591,430)
Options closed	(267,054)	(1,570,606)	(35,194)	(247,909)
Options exercised	(740,362)	(3,453,022)	(335,784)	(217,914)

Options outstanding at end of period	503,699	$1,951,457	360	$41,394

SEMI-ANNUAL REPORT	APRIL 30, 2011	115

Notes to Financial Statements (continued)

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

BGY
Options outstanding at beginning of period	95,251,880	$20,135,143	189,715	$307,112
Options written	271,861,360	78,711,015	1,059,366	888,686
Options expired	(114,046,563)	(31,560,489)	(1,205,341)	(718,113)
Options closed	(133,257,203)	(21,233,034)	(1,550)	(209,225)
Options exercised	(63,279,515)	(25,262,138)	(42,190)	(268,460)

Options outstanding at end of period	56,529,959	$20,790,497	–	–

BCF
Options outstanding at beginning of period	11,941,951	$11,565,925	17,690	$23,507
Options written	34,044,203	37,490,499	725	41,393
Options expired	(15,761,610)	(11,304,812)	(18,415)	(64,900)
Options closed	(9,763,501)	(10,508,056)	–	–
Options exercised	(10,605,189)	(16,720,284)	–	–

Options outstanding at end of period	9,855,854	$10,523,272	–	–

BCX
Options outstanding at beginning of period	–	–	–	–
Options written	1,021,290	$2,531,169	1,922,148	$5,732,605
Options expired	–	–	(759,805)	(1,383,881)
Options closed	–	–	(107,030)	(108,420)
Options exercised	–	–	(348,213))	(1,478,134

Options outstanding at end of period	1,021,290	$2,531,169	707,100	$2,762,170

	Calls
	Contracts	Premiums Received

BQY
Options outstanding at beginning of period	958,208	$783,029
Options written	3,033,639	2,632,581
Options expired	(1,738,165)	(1,070,945)
Options closed	(366,889)	(354,862)
Options exercised	(906,981)	(1,238,227)

Options outstanding at end of period	979,812	$751,576

As of April 30, 2011, the value of portfolio securities subject to covered call options written were as follows:

Value
BDV	$114,927,204
BDJ	$330,496,802
BDT	$63,144,942
BQR	$59,967,331
BGR	$281,833,453
BOE	$722,629,191
BME	$71,249,314
BGY	$647,729,247
BCF	$300,179,064
BCX	$80,282,791
BQY	$34,930,487

5. Capital Loss Carryforwards:

As of October 31, 2010, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires October 31	BDV	BDJ	BDT	BQR	BOE	BGY	BCF
2015	–	–	–	–	$19,715,459	–	–
2016	$26,663,834	$29,702,025	–	–	162,655,860	–	–
2017	121,777,683	196,333,943	$42,127,622	$21,140,114	38,148,041	$525,935,486	$7,772,360
2018	–	8,526,748	–	9,080,494	–	55,605,462	–

Total	$148,441,517	$234,562,716	$42,127,622	$30,220,608	$220,519,360	$581,540,948	$7,772,360

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

BOE and BQY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When such Trusts concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedules of Investments for concentrations in specific countries. In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manages counterparty credit risk by entering into transactions only with counterparties that it

116	SEMI-ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (concluded)

believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts listed below invest a significant portion of their assets in securities in the following sectors:

Consumer Staples	BDV, BDJ
Financials	BDT
Materials	BQR, BCF, BCX
Utilities	BDT, BQR
Energy	BGR, BCF, BCX
Health Care	BME

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts, and could affect the value, income and/or liquidity of positions in such securities.

As of April 30, 2011, the Trusts listed below had the following industry classifications:

Industry	BOE	BGY	BQY
Oil, Gas & Consumable Fuels	8%	8%	12%
Commercial Banks	9	14	13
Pharmaceuticals	5	–	8
Insurance	5	–	–
Metals & Mining	5	8	–
Diversified Telecommunication	–	–	5
Other*	68	70	62

*	All other industries held were each less than 5% of long-term investments.

7. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust. At April 30, 2011, the shares owned by an affiliate of the Manager of the Trusts were as follows:

Common Shares Owned
BDV	8,028
BDJ	8,028
BDT	8,028
BQR	6,964
BGR	4,817
BOE	12,927
BME	4,817
BGY	6,178
BCF	8,028
BCX	6,964
BQY	8,028

Transactions in common shares of beneficial interest for the period ended April 30, 2011 were as follows:

Trust	Commencement of Investment Operations	Initial Public Offering	Underwriters’ Exercising the Over-allotment Option
BCX	March 30, 2011	43,756,964	–

Shares issued and outstanding during the period ended April 30, 2011 and the year ended October 31, 2010 increased by the following amounts as a result of dividend reinvestments:

	Period Ended April 30, 2011	Year Ended October 31, 2010
BDV	120,588	–
BDJ	451,773	874,108
BQR	160,299	279,540
BOE	224,318	486,833
BGY	–	2,045,205
BCF	128,189	337,063

Shares issued and outstanding remained constant for BDT, BGR, BME and BQY for the period ended April 30, 2011 and the year ended October 31, 2010.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Subsequent to April 30, 2011, the Board declared distributions per common share as follows:

	Record Date	Payable Date	Distribution per Common Share
BDV	6/15/11	6/30/11	$0.162500
BDJ	6/15/11	6/30/11	$0.170000
BDT	6/15/11	6/30/11	$0.162500
BQR	6/15/11	6/30/11	$0.235000
BGR	6/15/11	6/30/11	$0.405000
BOE	5/16/11	5/31/11	$0.568750
BME	6/15/11	6/30/11	$0.384375
BGY	6/15/11	6/30/11	$0.340000
BCF	6/15/11	6/30/11	$0.271800
BCX	6/15/11	6/30/11	$0.350000
BQY	5/16/11	5/31/11	$0.250000

SEMI-ANNUAL REPORT	APRIL 30, 2011	117

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Resources & Commodities Strategy Trust (the “Trust”) met on February 11, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) among the Trust, BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands (the “Subsidiary”), and BlackRock Advisors, LLC (the “Manager”), the Trust’s and the Subsidiary’s investment advisor. The Board also considered the approval of the sub-investment advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Capital Management, Inc. (the “Sub-Advisor”), with respect to the Trust and the Subsidiary. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” The Trust and the Subsidiary sometimes are referred to herein collectively as the “Fund.”

Activities and Composition of the Board

At the time the Board considered the Agreements, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the February 11, 2011 meeting, the Board received materials specifically relating to the Agreements. The materials provided in connection with the February 11, 2011 meeting included information regarding (i) the investment objectives and policies of the Fund; (ii) the team of investment advisory personnel assigned to the Fund; (iii) the Fund’s management fee and estimated total operating expenses as compared with a peer group of funds as determined by Lipper, Inc. (“Lipper”); and (iv) certain anticipated direct and indirect “fallout” benefits to BlackRock from its relationship with the Fund. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of such funds, BlackRock’s management of relationships with service providers to such funds, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of the Advisors and their parent companies, BlackRock’s policies and procedures in respect of execution of portfolio transactions and other matters.

At a meeting with the Independent Board Members attending in person, on February 11, 2011, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and thereafter unanimously approved the Advisory Agreement among the Manager, the Trust and the Subsidiary and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Trust and the Subsidiary. In approving the Agreements, the Board considered, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock. The Board considered, among other factors, BlackRock’s compliance record, including whether other funds advised by BlackRock have operated within their investment objectives, policies and restrictions, the Fund’s investment objectives, policies and restrictions, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio

118	SEMI-ANNUAL REPORT	APRIL 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of Portfolio Management

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the February 11, 2011 meeting.

C. Consideration of the Advisory Fees:

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as the actual management fee ratio, to those of other funds in its Lipper category. The funds within the peer group were selected by Lipper, which is not affiliated with the Manager. The Board noted that the net asset value of the Trust’s investment in the Subsidiary is not included in the calculation of the Trust’s management fee. The Board also noted the fees paid to the Manager by the Subsidiary.

The peer group selected by Lipper for the Fund contained seven non-leveraged closed-end funds, which included the Fund, two sector equity funds and four real estate funds. The peer group comparison was done within five sub categories of fees and expenses: (i) contractual management fees; (ii) total expenses including investment related expenses and taxes; (iii) total expenses excluding investment related expenses and taxes; (iv) management fees based on common shares; and (v) non-management expenses.

When compared to all the funds in the peer group with fees and expenses expressed as a percentage of net assets, the Fund’s contractual management fee, before giving effect to any fee waivers by the Manager, was above the median, while the Fund’s actual management fees and actual expenses, after giving effect to any fee waivers by the Manager, was generally below or in-line with the median. The Board also compared the Fund’s management fees and total expenses to certain other closed-end funds of similar strategy and noted that the Fund’s management fees and total expenses were comparable to the management fees and total expenses of such funds.

During the Board Members’ deliberations in connection with its approval of the management fee, the Board Members were aware that BlackRock intended to pay compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of the Trust’s common shares and of the anticipated amounts of such compensation and the general nature of the services to be rendered to BlackRock in consideration of such compensation. The Board Members also considered whether the management fee met applicable standards in light of the services provided by the Manager, without regard to whether the Manager ultimately pays any portion of the anticipated compensation to the underwriters. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

As the Fund had not commenced operations as of the date of the February 11, 2011 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund may benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the

SEMI-ANNUAL REPORT	APRIL 30, 2011	119

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Fund. Based on the ad hoc Joint Product Pricing Committee’s and the Board’s review and consideration of this issue, the Board concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Board noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure.

E. Other factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated exchange-traded funds without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock, which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other fund sponsors.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Advisory Agreement among the Manager, the Trust and the Subsidiary and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, each with respect to the Trust and the Subsidiary. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

120	SEMI-ANNUAL REPORT	APRIL 30, 2011

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chair of the Board,
Chair of the Audit Committee and Trustee
Michael Castellano, Trustee and Member of the Audit Committee
Richard S. Davis, Trustee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Trusts
Ira P. Shapiro, Secretary

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Trusts.

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Trusts.

Effective April 14, 2011, Michael Castellano became a Trustee of the Trusts and a Member of the Audit Committee.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.[1]
New York, NY 10022
State Street Research & Management Co.[2]
One Financial Center
Boston, MA 02111
BlackRock Capital Management, Inc.[3]
Wilmington, DE 19809
BlackRock Investment Management, LLC[4]
Plainsboro, NJ 08536
BlackRock International Ltd.[4]
Edinburgh, EH3 8JB
United Kingdom

Accounting Agent
The Bank of New York Mellon
Brooklyn, NY 11217

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
New York, NY 10281

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[1] For BDV, BDJ, BDT and BQY.

[2] For BGR.

[3] For BGY, BCF and BCX

[4] For BQR and BCF

SEMI-ANNUAL REPORT	APRIL 30, 2011	121

Additional Information

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

April 30, 2011

	Total Cumulative Distributions for the Fiscal Year					% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains (Short-Term)	Net Realized Capital Gains (Long-Term)	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains (Short-Term)	Net Realized Capital Gains (Long-Term)	Return of Capital	Total Per Common Share
BDV	$0.102213	$–	$–	$0.222787	$0.325000	31%	0%	0%	69%	100%
BDJ	$0.071362	$–	$–	$0.418638	$0.490000	15%	0%	0%	85%	100%
BDT	$0.114725	$–	$–	$0.210275	$0.325000	35%	0%	0%	65%	100%
BQR	$0.003015	$–	$–	$0.596985	$0.600000	1%	0%	0%	99%	100%
BGR	$0.041851	$0.202719	$0.163847	$0.401583	$0.810000	5%	25%	20%	50%	100%
BOE	$0.023932	$–	$–	$1.113568	$1.137500	2%	0%	0%	98%	100%
BME	$–	$1.117916	$0.350834	$–	$1.468750	0%	76%	24%	0%	100%
BGY	$0.019335	$–	$–	$0.660665	$0.680000	3%	0%	0%	97%	100%
BCF	$0.027539	$–	$–	$0.516061	$0.543600	5%	0%	0%	95%	100%
BQY	$0.077819	$0.138372	$0.283809	$–	$0.500000	16%	28%	57%	0%	100%

Each Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board approvals on page 123, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding each Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding each Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also

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Additional Information (continued)

General Information (concluded)

be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how each Trust voted proxies relating to securities held in each Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

Board Approval

BDV’s, BDJ’s, and BDT’s Boards each approved changes to certain non-fundamental investment objectives and policies employed by each Trust. As a result of these changes, the Trusts no longer use Indxis’s Dividend AchieversTM as the underlying universe for investment in equity securities. Pursuant to the new non-fundamental investment objectives and policies, effective March 9, 2011, each Trust broadened its investment guidelines to investing across the broader spectrum of dividend paying equities. Under normal market conditions, at least 80% of the Trust’s total assets will be invested in dividend paying equities. Also, for BDT, under normal market conditions, at least 80% of the Trust’s total assets will be invested in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. Similarly, the investment strategy described in the Trusts’ non-fundamental investment objectives or investment policies, as the case may be for each Trust, has been modified to remove reference to “above average” dividend paying equities.

The Board has taken this action as a consequence of recent market events, during which a number of companies reduced, suspended or failed to raise their dividends over the past several years, resulting in their exclusion from consideration as Dividend AchieversTM and reducing the number of available companies for purchase in the Trusts. Given the need to raise dividends for at least ten consecutive calendar years, such companies would be excluded from consideration as Dividend AchieversTM for the foreseeable future.

In addition to the foregoing, the Board also approved changes to the Trusts’ restriction on other eligible investments. Previously, the Trusts were restricted to investing, under normal market conditions, no more than 20% of their total assets in equity securities that are not identified as Dividend AchieversTM by Indxis, Inc. In similar concept to the 80% policy change, the amended policy allows the Trusts to invest, under normal market conditions, up to 20% in equity securities of issuers that do not pay dividends.

Each Trust has also removed investment policies limiting the market cap, position size or number of holdings permitted in such Trust.

BDT has removed its policy that under current market conditions, BDT’s investment advisor and subadvisor will consider an issuer with a market capitalization ranking in the bottom 90% of the market capitalization of all issuers included in the Russell 3000 Index to be a small to mid-capitalization company.

BDT will now invest at least 80% of its total assets in small to mid-capitalization companies, as defined by the Russell Mid Cap Index. BDV and BDJ have each removed its policy limiting its maximum weighting of any individual issuer in its portfolio to 5% at the time of purchase. BDT has removed its policy limiting its investments under current market conditions to no more than (i) 2% of its total assets in mid-capitalization issuers; (ii) 1.5% of its total assets in any small/mid-capitalization issuer; and (iii) 0.5% of its total assets in any small capitalization issuer, at the time of purchase.

BDV and BDJ have each removed its policy limiting its portfolio to approximately 60 to 90 issuers from the top 100 highest yielding common stocks in the Dividend AchieversTM Universe. BDT has removed its policy limiting its portfolio to approximately 100 small to mid-capitalization companies included in the Russell 3000 Index.

Each Trust will remain subject to the fundamental investment restriction that such Trust may not invest 25% or more of the value of its total assets in any one industry or invest, with respect to 75% of its total assets, more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer.

As disclosed in its prospectus, each Trust is required to provide shareholders 60 days notice of a change to its current non-fundamental policies described above. Accordingly, a notice describing the changes

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Additional Information (concluded)

Board Approval (concluded)

discussed above were mailed to shareholders of record as of March 9, 2011. No action is required by shareholders of the Trusts in connection with this change.

Upon the completion of the 60-day notice period, each Trust’s name changed to reflect this change in non-fundamental policy. Each Trust will continue to trade on the New York Stock Exchange under its current ticker symbol even after the name change becomes effective.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by the Trusts for any particular quarter may be more or less than the amount of net investment income earned by the Trusts during such quarter. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

#CEF-SAR-BK11-0411

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

12(c)	–	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

[1]

The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Real Asset Equity Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Real Asset Equity Trust

Date: July 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Real Asset Equity Trust

Date: July 5, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Real Asset Equity Trust

Date: July 5, 2011